UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

COMPUTER ASSOCIATES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

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July 26, 2005
To Our Stockholders:
      On behalf of the Board of Directors and management of Computer Associates International, Inc., we are pleased to invite you to the 2005 Annual Meeting of Stockholders. The meeting will be held in the Grand Ballroom at the Roosevelt Hotel in New York, NY on August 24, 2005 beginning at 10:00 a.m. Eastern Daylight Time.
      Further details concerning the meeting, including the formal agenda, are contained in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, there also will be management reports on our business and a discussion period during which you will be able to ask questions.
      Whether or not you plan to attend in person, please vote your shares via the Internet, by telephone or by following the instructions in the accompanying materials.
      Thank you for your consideration and continued support.
Sincerely,

Lewis S. Ranieri	John A. Swainson
Chairman of the Board of Directors	President and Chief Executive Officer

COMPUTER ASSOCIATES INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Computer Associates International, Inc.:
      The 2005 Annual Meeting of Stockholders of Computer Associates International, Inc. will be held on Wednesday, August 24, 2005, at 10:00 a.m. Eastern Daylight Time in the Grand Ballroom at the Roosevelt Hotel located at 45 East 45th Street, New York, NY, for the following purposes:

(1)	to elect directors for the ensuing year;

(2)	to ratify the Company’s Change in Control Severance Policy;

(3)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2006;

(4)	to approve certain amendments to the Company’s 2002 Incentive Plan; and

(5)	to transact any other business that properly comes before the meeting or any adjournment.
      The Board of Directors has fixed the close of business on July 1, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment.
      Admission tickets are on the outside back cover of this Notice of Annual Meeting and Proxy Statement. To enter the meeting, you will need an admission ticket or other proof that you are a stockholder. If you hold your shares through a broker or nominee, you will need to bring either a copy of the voting instruction card provided by your broker or nominee, or a copy of a brokerage statement showing your ownership as of July 1, 2005.
      A list of stockholders entitled to vote at the 2005 Annual Meeting will be available for inspection upon request of any stockholder for any purpose germane to the Annual Meeting at the principal offices of the Company, One Computer Associates Plaza, Islandia, New York during the ten days prior to the meeting, during ordinary business hours, and at the Roosevelt Hotel, 45 East 45th Street, New York, NY during the Annual Meeting.
      Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO VOTE THEIR SHARES VIA THE INTERNET (BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD) OR VIA TELEPHONE, OR TO MARK, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary
Islandia, New York
July 26, 2005

PROXY STATEMENT -- GENERAL INFORMATION
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, THE BOARD AND MANAGEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS
COMPENSATION AND HUMAN RESOURCE COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
PROPOSAL 2 -- RATIFICATION OF CHANGE IN CONTROL SEVERANCE POLICY
PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT AND COMPLIANCE COMMITTEE REPORT
PROPOSAL 4 -- APPROVAL OF AMENDMENTS TO THE 2002 INCENTIVE PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTIONS
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
ADVANCE NOTICE PROCEDURES FOR 2006 ANNUAL MEETING
OTHER BUSINESS
HOUSEHOLDING
FORM 10-K
INCORPORATION BY REFERENCE

COMPUTER ASSOCIATES INTERNATIONAL, INC.
One Computer Associates Plaza
Islandia, NY 11749

PROXY STATEMENT

GENERAL INFORMATION
Proxy Solicitation
      This Proxy Statement is furnished to the holders of the Common Stock, par value $.10 per share (“Common Stock”), of Computer Associates International, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2005 Annual Meeting of Stockholders and any adjournment. The meeting will be held on August 24, 2005, at 10:00 a.m. Eastern Daylight Time. The matters expected to be acted upon at the meeting are set forth in the preceding Notice of Annual Meeting. At present, the Board of Directors knows of no other business to come before the meeting.
      The Notice of Meeting, Proxy Statement and form of proxy will be mailed to stockholders beginning on or about July 26, 2005. The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by personal or telephone conversation, telegram, facsimile, and postings on the Company’s website, ca.com, by the directors, officers and employees of the Company, for which they will not receive any additional compensation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred. The Company also has retained Innisfree M&A Incorporated to assist the Company in soliciting proxies. The fees to be paid to Innisfree are estimated to be $15,000 plus out-of-pocket costs.
Voting and Revocability of Proxy
      The shares represented by valid proxies received and not revoked will be voted at the meeting. Where a proxy specifies a choice with respect to a matter to be acted upon, the shares represented by the proxy will be voted in accordance with the instructions given. If you return a signed proxy card without indicating your vote on a matter submitted at the meeting, your shares will be voted on that particular matter as follows: (1) FOR the Board’s nominees for election as directors; (2) FOR ratification of the Company’s Change in Control Severance Policy; (3) FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2006; and (4) FOR approval of the amendments to the Company’s 2002 Incentive Plan. A stockholder may revoke a proxy at any time before it is exercised by filing a written revocation with the Secretary of the Company, submitting a proxy bearing a later date (including by telephone or the Internet), or voting in person at the meeting.
Record Date and Voting Rights
      Only stockholders of record at the close of business on July 1, 2005 are entitled to notice of and to vote at the meeting or any adjournment. On July 1, 2005, the Company had outstanding 586,861,508 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.
      Votes cast at the meeting by proxy or in person will be tabulated by inspectors of election. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining or withholding on any or all matters.

      A plurality of the votes cast at the meeting (assuming a quorum) will be sufficient to elect the directors. Accordingly, withheld votes or broker non-votes (described below) as to the election of directors will have no effect on the election of directors.
      Assuming that a quorum is present at the meeting, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote on the subject matter will be required to approve the ratification of the Change in Control Severance Policy, the ratification of the appointment of the independent registered public accountants and the amendments to the 2002 Incentive Plan. In determining whether the ratification of the Change in Control Severance Policy, the ratification of the appointment of the independent registered public accountants and the amendments to the 2002 Incentive Plan have received the requisite number of affirmative votes, abstentions will be treated as shares entitled to vote, and therefore will have the effect of a vote against these proposals and broker non-votes, if any, will not be treated as votes cast and therefore, will have no effect on any of these proposals.
Broker Non-Votes
      A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote on a particular matter because the broker has not received voting instructions from you and does not have authority to vote on that matter without such instructions. “Broker non-votes” are treated as present for purposes of determining a quorum but are not counted as withheld votes, votes against the matter in question, or as abstentions, nor are they counted in determining the number of votes present for the particular matter.
      Under the rules of the New York Stock Exchange (the “NYSE”), if your broker holds shares in your name and delivers this Proxy Statement to you, the broker, in the absence of voting instructions from you, is entitled to vote your shares on Proposals 1 and 3, but not on Proposals 2 and 4.
Annual Report
      The Annual Report of the Company for the fiscal year ended March 31, 2005 is being mailed with this Proxy Statement. Stockholders are referred to the Annual Report for financial and other information about the Company. The Annual Report is not a part of this Proxy Statement. The Annual Report is also available on our website at ca.com.

INFORMATION REGARDING BENEFICIAL OWNERSHIP
OF PRINCIPAL STOCKHOLDERS, THE BOARD AND MANAGEMENT
      The following table sets forth information, based on data provided to the Company, with respect to beneficial ownership of shares of the Company’s Common Stock as of July 1, 2005 for (1) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (2) each director and nominee for election as a director of the Company, (3) each of the executive officers of the Company named in the Summary Compensation Table of this Proxy Statement who is not a director (the “Named Executive Officers”), and (4) all directors and executive officers of the Company as a group.

	Number of Shares	Percent of
Name and Address of Beneficial Owner	Beneficially Owned(1)	Class

Holders of More Than 5%:
Walter H. Haefner(2)	125,813,380	21.44%
Careal Holding AG Utoquai 49 8022 Zurich, Switzerland
Private Capital Management, L.P.(3)	68,230,061	11.63%
8889 Pelican Bay Boulevard Suite 500 Naples, FL 34108
NWQ Investment Company, LLC(4)	36,848,145	6.28%
2049 Century Park East, 4th Floor Los Angeles, CA 90067
Directors and Nominees:
Kenneth D. Cron(5)	210,786	*
Alfonse M. D’Amato(5)	100,250	*
Gary J. Fernandes(5)	1,125	*
Robert E. La Blanc(5)	7,750	*
Jay W. Lorsch(5)	6,750	*
William E. McCracken(5)	—	*
Lewis S. Ranieri(5)	174,050	*
Walter P. Schuetze(5)	14,250	*
John A. Swainson	107,928	*
Laura S. Unger	—	*
Renato (“Ron”) Zambonini	—	*

Named Executive Officers (Non-Directors):
Sanjay Kumar(6)	1,312,036	*
Russell M. Artzt(7)	2,150,620	*
Jeff Clarke	166,095	*
Greg Corgan	121,648	*
Gary Quinn	826,828	*
All Directors, Nominees and Executive Officers as a Group (28 persons)(8)	6,514,088	1.11%

*	Represents less than 1% of the outstanding Common Stock.

(1)	Except as indicated below, all persons have represented to the Company that they exercise sole voting and investment power with respect to their shares. The amounts shown in this column include the following shares of Common Stock issuable upon exercise of stock options that either are currently exercisable or will become exercisable within 60 days after July 1, 2005: Mr. Artzt 727,378; Mr. Clarke

131,619; Mr. Corgan 83,192; Mr. Cron 164,388; Mr. D’Amato 20,250; Mr. Fernandes 1,125; Mr. La Blanc 6,750; Mr. Lorsch 6,750; Mr. Quinn 734,894; Mr. Ranieri 6,750; Mr. Schuetze 6,750; and all directors and Executive Officers as a group 2,789,337. Amounts shown in the above table also include shares held in the Computer Associates Savings Harvest Plan, our 401(k) plan.

(2)	According to a Schedule 13D/A filed on October 30, 2003, Walter H. Haefner, through Careal Holding AG, a company wholly owned by Mr. Haefner, exercises sole voting power and sole dispositive power over these shares.

(3)	According to a Schedule 13G/A filed on February 14, 2005, Private Capital Management, L.P., an investment adviser registered under the Investment Advisers Act of 1940 (“PCM”), exercises shared voting and dispositive power over these shares. In addition, Bruce S. Sherman, the CEO of PCM, exercises sole voting and dispositive power over 1,767,750 shares and shared voting and dispositive power over 68,341,161 shares. Gregg J. Powers, the President of PCM, exercises sole voting and dispositive power over 400,526 shares, and shared voting and dispositive power over 68,230,061 shares. Messrs. Sherman and Powers exercise shared voting and dispositive power with respect to shares held by PCM’s clients and managed by PCM. Messrs. Sherman and Powers disclaim beneficial ownership of the shares held by PCM’s clients.

(4)	According to a Schedule 13G filed on February 11, 2005 by NWQ Management Company, LLC, an investment advisor registered under the Investment Advisors Act of 1940 (“NWQ”), NWQ exercises sole voting power over 32,250,949 shares and sole dispositive power over 36,848,145 shares. Securities reported on the Schedule 13G are beneficially owned by clients of NWQ.

(5)	Under the Company’s prior and current compensation plans for non-employee directors, such directors have received a portion of their fees in the form of deferred stock units. On the January 1st immediately following termination of service, a director receives shares of Common Stock in an amount equal to the number of deferred stock units accrued in his/her deferred compensation account. As of July 1, 2005, the Company’s non-employee directors had the following number of deferred stock units: Mr. Cron 8,725; Mr. D’Amato 12,808; Mr. Fernandes 10,352; Mr. La Blanc 14,146; Mr. Lorsch 14,146; Mr. McCracken 1,144; Mr. Ranieri 9,162; Mr. Schuetze 14,146; Ms. Unger 2,263; and Mr. Zambonini 591. The deferred stock units are not included in the above table. See “Director Compensation” for more information.

(6)	Mr. Kumar’s stock ownership is based on the last public filing reflecting his ownership (the Company’s 2004 Proxy Statement), and does not include any options that Mr. Kumar held at that time all of which were forfeited upon his termination of employment in June 2004. Mr. Kumar’s holdings also include 57,852 shares held in trust for his minor children. Mr. Kumar disclaimed beneficial ownership of these shares.

(7)	Consistent with industry practices, the Board has elected to minimize the number of management directors serving on the Board. Consequently, the term of Mr. Artzt, who is a current director, will expire at the 2005 Annual Meeting. Mr. Artzt will, however, continue in his role as Executive Vice President of the Company.

(8)	This amount includes shares owned by the executive officers of the Company as of July 1, 2005, including options exercisable on or within 60 days of July 1, 2005.

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominees
      On the recommendation of the Corporate Governance Committee, the Board of Directors has nominated the persons named below for election as directors at the meeting, each to serve until the next annual meeting and until his or her successor is duly elected and qualified. The Board has determined that nine of the nominees are independent under NYSE listing requirements and the Company’s Corporate Governance Principles. Messrs. Swainson and Cron are deemed not to be independent because of current or recent service in management positions at the Company and receipt of compensation related to such service. Each of the nominees has confirmed to the Company that he or she expects to be able to continue to serve as a director of the Company until the end of his or her term. If, however, at the time of the meeting, any of the nominees named below is not available to serve as a director (an event which the Board does not anticipate), all the proxies granted to vote in favor of such director’s election will be voted for the election of such other person or persons, if any, as the Board may nominate.
      The Company’s policy is that all directors and nominees should attend annual meetings, and the Company currently expects that all of them will attend the meeting. All of the Company’s directors then in office attended the 2004 Annual Meeting of Stockholders.
      Set forth below are the nominees’ names, biographical information, age and the year in which each was first elected a director of the Company.

			Director
Name	Biographical Information	Age	Since

Kenneth D. Cron	Interim CEO of the Company from April 2004 to February 2005. From June 2001 to January 2004, Mr. Cron served as Chairman and CEO of Vivendi Universal Games, Inc., a publisher of online, PC and console-based interactive entertainment and a division of Vivendi Universal, S.A. Mr. Cron served as Chief Executive Officer of the Flipside Network, which later became a part of Vivendi Universal Net USA, from March 2001 to June 2001. He was Chief Executive Officer of Uproar Inc. from September 1999 to March 2001, when Uproar was acquired by Flipside. Mr. Cron worked at CMP Media, Inc. from 1978 to June 1999. At CMP Media, as the President of Publishing, Mr. Cron had responsibility for the company’s United States businesses, including its print publications, trade shows/conferences and online services. He was appointed Chairman of Midway Games Inc. in June 2004.	48	2002
Alfonse M. D’Amato	Managing Director of Park Strategies LLC, a business consulting firm, since January 1999. Mr. D’Amato was a United States Senator from January 1981 until January 1999. During his tenure in the Senate, he served as Chairman of the Senate Committee on Banking, Housing and Urban Affairs, and Chairman of the Commission on Security and Cooperation in Europe.	67	1999

			Director
Name	Biographical Information	Age	Since

Gary J. Fernandes	Retired as Vice Chairman of Electronic Data Systems Corporation (“EDS”) in 1998, after serving as Senior Vice President and a director from 1984 to 1996 and 1981 to 1998, respectively, and as Chairman of EDS’ A.T. Kearney management consulting services subsidiary from 1995 to 1998. Mr. Fernandes founded Convergent Partners, Ltd., a venture capital partnership, and was a partner of Convergent from January to December 1999. He served from 2000 to July 2002 as Chairman and CEO of GroceryWorks, since 2001 as Advisory Director of MHT Partners and has served as Chairman of FLF Real Estate Ventures. In 1999 he founded Voyagers The Travel Store Holdings, Inc., a chain of travel agencies, and was president and sole shareholder of Voyagers. Mr. Fernandes currently serves on the boards of directors of 7-Eleven, Inc., BancTec, Inc., and Blockbuster Inc.	61	2003
Robert E. La Blanc	Founder and President of Robert E. La Blanc Associates, Inc., an information technologies consulting and investment banking firm, since 1981. Mr. La Blanc was previously Vice Chairman of Continental Telecom Corporation and, before that, a general partner of Salomon Brothers. He is also a director of Chartered Semiconductor Manufacturing Ltd., Fibernet Telecom Group, Inc., The Titan Corporation, and a family of Prudential Mutual Funds.	71	2002
Jay W. Lorsch	Louis Kirstein Professor of Human Relations at the Harvard Business School since 1978. Mr. Lorsch has served as Faculty Chairman of the Harvard Business School’s Global Corporate Governance Initiative since 1998. He is an author of more than a dozen books and consultant to the boards of directors of several Fortune 500 companies. He has held several major administrative positions at the school, including Senior Associate Dean from 1986 to 1995.	72	2002
William E. McCracken	President of Executive Consulting Group, LLC. During a 36 year tenure at IBM, Mr. McCracken held several different executive offices, including serving as general manager of the IBM Printing Systems Division and general manager of Worldwide Marketing of IBM PC Company. He is also currently a director at IKON Office Solutions.	62	2005

			Director
Name	Biographical Information	Age	Since

Lewis S. Ranieri	Chairman of the Board of the Company since April 2004; Lead Independent Director of the Company from 2002 to April 2004. Mr. Ranieri is the prime originator and founder of the Hyperion private equity funds (“Hyperion”) and chairman and/or director of various other non-operating entities owned directly and indirectly by Hyperion. Mr. Ranieri also serves as Chairman, Chief Executive Officer and President of Ranieri & Co., Inc., a private investment advisor and management corporation. He is also Chairman of American Financial Realty Trust, Capital Lease Funding, Inc., Franklin Bank Corp. and Five Mile Capital Partners LLC, a private sponsor and manager of private investment funds. In addition, Mr. Ranieri serves on the Board of Directors of Reckson Associates Realty Corp. Prior to forming Hyperion, Mr. Ranieri had been Vice Chairman of Salomon Brothers, Inc. (“Salomon”), and worked for Salomon from July 1968 to December 1987. Mr. Ranieri acts as a trustee or director of Environmental Defense and the Metropolitan Opera Association and is Chairman of the Board of the American Ballet Theatre.	58	2001
Walter P. Schuetze	Independent consultant since February 2000. He was Chief Accountant to the Securities and Exchange Commission Division of Enforcement from November 1997 to February 2000, an independent consultant from April 1995 to November 1997, and Chief Accountant to the SEC from January 1992 to March 1995. He was a charter member of the Financial Accounting Standards Board, a member of the Financial Accounting Standards Advisory Council, and a member and chair of the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. He is also a director and chairman of the Audit and Compliance Committees of TransMontaigne Inc. and NES Rentals Holdings, Inc.	72	2002
John A. Swainson	Mr. Swainson was named Chief Executive Officer of the Company in February 2005 and President and Director in November 2004. From November 2004 to February 2005, he served as the Company’s Chief Executive Officer-elect. From July to November 2004, Mr. Swainson was Vice President of Worldwide Sales and Marketing of IBM Corporation’s Software Group, responsible for selling its diverse line of software products through multiple channels. From 1997 to July 2004, he was General Manager of the Application Integration and Middleware division of IBM Corporation’s Software Group, a division he started in 1990.	51	2004

			Director
Name	Biographical Information	Age	Since

Laura S. Unger	Ms. Unger was a Commissioner of the Securities and Exchange Commission from November 1997 to February 2002, including Acting Chairperson of the SEC from February to August 2001. From June 2002 through June 2003, Ms. Unger was employed by CNBC as a Regulatory Expert. Before being appointed to the SEC, Ms. Unger served as Counsel to the United States Senate Committee on Banking, Housing and Urban Affairs from October 1990 to November 1997. Prior to working on Capitol Hill, Ms. Unger was an attorney with the Enforcement Division of the SEC. Ms. Unger serves as a director of Ambac Financial Group, Inc. and MBNA Corporation.	44	2004
Ron Zambonini	Chairman of the Board of Cognos Incorporated (“Cognos”), a leading developer of business intelligence software, since May 2004 and a director since 1994. Mr. Zambonini was Chief Executive Office of Cognos from September 1995 to May 2004 and President from 1993 to April 2002. Mr. Zambonini currently serves on the Board of Directors of Reynolds and Reynolds Company and BCE Emergis Inc.	58	2005
Consistent with industry practices, the Board has elected to minimize the number of management directors serving on the Board. Consequently, the term of Mr. Artzt, 58, who is a current director, will expire at the 2005 Annual Meeting. Mr. Artzt will, however, continue in his role as Executive Vice President of the Company. The number of Board seats has been reduced to eleven.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.
Corporate Governance
      The Company has undertaken several corporate governance initiatives in recent years, including the adoption of Corporate Governance Principles (the “Principles”), which contain guidelines for director independence and related matters. The Principles, as amended, are attached to this Proxy Statement as Exhibit A and can also be found, together with other corporate governance information, on the Company’s website at ca.com/governance and are also available in print to any stockholder. Directly and through the Corporate Governance Committee (discussed below), the Board periodically reviews corporate governance developments. In response to these developments and other factors, the Board intends to periodically evaluate the Principles, and revise them and the principal committee charters from time to time, as appropriate.
      The Company maintains a Code of Ethics and Business Conduct (“Code of Ethics”), which is applicable to all employees and directors, on its website at ca.com/codeofethics. Any amendment or waiver to the Code of Ethics that applies to our directors or executive officers will be posted on our website or contained in a report filed with the SEC on Form 8-K. The Code of Ethics is available free of charge in print to any stockholder who requests one by writing to Kenneth V. Handal, our Executive Vice President, General Counsel and Corporate Secretary, at the Company’s world headquarters, One Computer Associates Plaza, Islandia, New York 11749.
Board Committees and Meetings
      The Board of Directors has established three principal committees — the Audit and Compliance Committee, the Compensation and Human Resource Committee, and the Corporate Governance Committee — to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. These committees operate under written charters that have been adopted by the respective committees and by the

Board, and all the members of these committees are “independent” under both the Company’s Corporate Governance Principles and NYSE requirements. The charters of these committees can be reviewed on our website at ca.com/governance/committees.htm and are also available in print to any stockholder. They are also attached to this Proxy Statement as Exhibits B, C, and D, respectively. The current members of the committees are as follows:

Compensation
	Audit and		and Human		Corporate
Independent Directors	Compliance		Resource		Governance

A. M. D’Amato	X				X
G. J. Fernandes			X
R. E. La Blanc	X				X
J. W. Lorsch			X		X (Chair	)
W. E. McCracken(1)			X
L. S. Ranieri			X (Chair	)
W. P. Schuetze	X (Chair	)
L. S. Unger	X				X
R. Zambonini(1)

(1)	Mr. McCracken and Mr. Zambonini are members of the Special Litigation Committee.
      Further information concerning the principal responsibilities and meetings of these committees appears below.
      The Audit and Compliance Committee’s general purpose is to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and internal controls, (2) the qualifications and independence of the Company’s independent auditor (including the engagement of the independent auditor), (3) the performance of the Company’s internal audit function and independent auditor, and (4) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting and ethical obligations. During fiscal 2005, the Committee met eight times. The members of the Committee met five additional times during fiscal 2005 for informational briefings regarding the status of the Company’s assessment of its internal control over financial reporting pursuant to Sarbanes-Oxley Section 404. Such briefings were not considered formal meetings of the Committee. Further information on the responsibilities of the Committee is set forth in the Audit and Compliance Committee Report below.
      The general purpose of the Compensation and Human Resource Committee is to assist the Board in fulfilling its responsibilities with respect to executive compensation and human resources matters, including (1) reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating his or her performance in light of those goals and objectives, and, together with the other independent directors, determining and approving his or her compensation level based upon such evaluation; and (2) making recommendations to the Board with respect to the compensation of senior executives other than the CEO, including recommendations regarding equity-based and other incentive compensation plans. During fiscal 2005, the Committee met eleven times and acted by unanimous written consent on four occasions. Further information concerning the Committee’s responsibilities is set forth in the Compensation and Human Resource Committee Report on Executive Compensation below.
      The Corporate Governance Committee is generally responsible for making recommendations to the Board concerning (1) the size and composition of the Board, the qualifications and independence of the directors, and the recruitment and selection of individuals to stand for election as directors; (2) the organization and operation of the Board, including the nature, size and composition of committees of the Board, the designation of committee chairs, the designation of a Lead Independent Director, Chairman of the Board or similar position, and the distribution of information to the Board and its committees; and (3) the compensation of non-employee directors. During fiscal 2005, the Committee met three times. The Committee will consider candidates recommended by stockholders for election as directors; see “Nominating Procedures” and “Advance Notice Procedures for 2006 Annual Meeting” below for more information.
      The Special Litigation Committee is described under the heading “Litigation Involving Certain Directors and Executive Officers” in this proxy statement.
      During the fiscal year ended March 31, 2005, the Board of Directors held fourteen meetings and acted by unanimous written consent on one occasion. Each director attended, in the aggregate, more than 75% of the Board meetings and meetings of the Board committees on which he or she served.
Nominating Procedures
      The Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the factors specified in the Principles attached to this Proxy Statement as Exhibit A, as well as the current needs of the Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Committee, a stockholder must submit the recommendation in writing, including the following information:

•	the name of the stockholder and evidence of the stockholder’s ownership of Company stock, including the number of shares owned and the length of time of such ownership; and

•	the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and the person’s consent to be named as a director if recommended by the Committee and nominated by the Board.
Such recommendations and the information described above should be sent to the Corporate Secretary of the Company at One Computer Associates Plaza, Islandia, New York 11749, and must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders. See “Advance Notice Procedures for 2006 Annual Meeting” for more information.
      Once a person has been identified by the Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further; request additional information from the candidate and/or the proposing stockholder; contact references or other persons to assess the candidate; and conduct one or more interviews with the candidate. The Committee may consider such information in light of information regarding any other candidates that the Committee may be evaluating at that time. The evaluation process generally does not vary based on whether or not a candidate is recommended by a stockholder; however, as stated above, the Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
      In addition to stockholder recommendations, the Corporate Governance Committee may receive suggestions as to nominees from directors, Company officers or other sources, which may be either unsolicited or in response to requests from the Committee for such suggestions. In addition, the Committee may engage search firms to assist it in identifying director candidates.
Communications with Directors
      The Board of Directors has established a process to receive communications from stockholders and other interested parties. Such parties may contact any member or members of the Board or any committee, the non-employee directors as a group, or the Chair of any committee, by mail or electronically. Any such correspondence should be addressed to the appropriate person or persons (either by name or by title) and sent by regular mail to the Company’s Corporate Secretary at One Computer Associates Plaza, Islandia, New York 11749, or by e-mail to directors@ca.com.

      Each communication received as described above will be reviewed by the Corporate Secretary for the sole purpose of determining whether it is appropriate. The Board has determined that the following types of communications are not related to the duties and responsibilities of the Board and its committees and are therefore not appropriate: spam and similar junk mail and mass mailings; product complaints, product inquiries, and new product suggestions; resumes and other job inquiries; surveys; business solicitations or advertisements; and any material that is unduly hostile, threatening, illegal or similarly unsuitable. However, when feasible and otherwise appropriate, certain of these materials may be forwarded to others at the Company. Further, any communication that is deemed inappropriate will be made available to any non-employee director upon such director’s request.
Director Compensation
      Only non-employee directors of the Company receive compensation for their services as such. Their compensation is based on a “director service year” that lasts from annual meeting to annual meeting. Under the 2003 Compensation Plan for Non-Employee Directors, each non-employee director receives an annual fee that is fixed by the Board and paid in the form of deferred stock units, except that up to 50% of such fee may be paid in cash, if elected by the director in advance. Following termination of service, a director receives shares of Common Stock in an amount equal to the number of deferred stock units in his/her deferred compensation account. The current annual fee paid to non-employee directors is $150,000.
      In addition, to further the Company’s support for charities, non-employee directors are able to participate in the Company’s Matching Gifts Program on the same terms as the Company’s employees. Under this program, the Company will match, on a two-for-one basis, contributions by a director to a charity approved by the Company. In fiscal year 2006, the amount that the Company will match will be capped at $25,000.
      On the recommendation of the Corporate Governance Committee, the Board (with Mr. Schuetze abstaining) authorized the payment of $125,000 in additional director fees under the 2003 Compensation Plan for Non-Employee Directors to Mr. Schuetze for his extraordinary services during fiscal 2004 in connection with the Audit Committee investigation concerning the Company’s prior revenue recognition practices (see “Litigation Involving Certain Directors and Executive Officers”). In addition, the Board offered to pay Mr. Ranieri additional fees in fiscal 2004 in recognition of Mr. Ranieri’s extraordinary service as non-executive Chairman of the Board. Mr. Ranieri declined such additional payment. The Board (with Mr. Ranieri abstaining) then authorized the Company to make charitable contributions of $30,000 each, on Mr. Ranieri’s behalf, to the following five organizations designated by Mr. Ranieri: The Long Island Head Injury Association; The Long Island Children’s Museum; The Environmental Defense Dennis Puleston Memorial Fund; The Prostate Cancer Foundation; and The American Ballet Theatre Education Department — Children’s Make-A-Ballet. Mr. Ranieri is Chairman of the Board of Trustees of the American Ballet Theatre. The 2004 Proxy Statement disclosed the additional payment to Mr. Schuetze as well as the charitable contributions made on behalf of Mr. Ranieri, which were authorized in May 2004 and paid in fiscal 2005.
      In recognition of Mr. Ranieri’s extraordinary service to the Company during fiscal 2005, on the recommendation of the Corporate Governance Committee, the Board (with Mr. Ranieri abstaining) determined that Mr. Ranieri should receive additional director fees for fiscal 2005. The total fees paid to Mr. Ranieri for fiscal year 2005 were $272,500, which fees were comprised of the regular quarterly fees paid to Mr. Ranieri under the 2003 Compensation Plan for Non-Employee Directors for his services during the first three quarters of fiscal 2005 and approximately $160,000 that had been paid to Mr. Ranieri in the form of making the Company’s aircraft available to him for his use on non-Company business and personal matters during fiscal 2005. The Company determined the value of the aircraft use to Mr. Ranieri based on the incremental cost of such use to the Company plus additional charges comparable to first-class airfare for family members of Mr. Ranieri who accompanied him on several flights. As such, Mr. Ranieri elected not to accept director fees for his service on the Board during the fourth quarter of the 2005 fiscal year (the quarterly fee of $37,500 payable under the 2003 Compensation Plan for Non-Employee Directors) or during the fiscal year 2006 (the annual fee of $150,000 under the 2003 Compensation Plan for Non-Employee Directors).

      Since Mr. Cron’s employment with the Company terminated at the end of fiscal 2005, the Company has continued to provide him with administrative services and security services for his personal residence, at estimated costs not exceeding $30,000 and $5,000, respectively, for the period since he ceased to be an employee of the Company, which services will cease as of August 2005.
      The Company also provides directors with and pays premiums for director and officer liability insurance and reimburses directors for reasonable travel expenses.
Litigation Involving Certain Directors and Executive Officers
      The Special Litigation Committee was established by the Board on February 1, 2005 and is composed of William McCracken and Ron Zambonini. The Special Litigation Committee has been given the authority to control and determine the Company’s response to a stockholder derivative action pending in the United States District Court for the Eastern District of New York entitled Computer Associates International, Inc. Derivative Litigation, No. 04-CIV-2697, as well as motions that have been made by certain stockholders of the Company to reopen the December 2003 settlements of a stockholder derivative action and two class actions with respect to certain current and former directors and officers of the Company. A more detailed description of these actions is set forth below.
Stockholder Class Action and Derivative Lawsuits Filed Prior to 2004
      The Company, its former Chairman and CEO Charles B. Wang, its former Chairman and CEO Sanjay Kumar, and its Executive Vice President Russell M. Artzt were defendants in a number of stockholder class action lawsuits, the first of which was filed July 23, 1998, alleging that a class consisting of all persons who purchased the Company’s common stock during the period from January 20, 1998 until July 22, 1998 were harmed by misleading statements, misrepresentations, and omissions regarding the Company’s future financial performance. These cases, which sought monetary damages, were consolidated into a single action in the United States District Court for the Eastern District of New York (the “Federal Court”), the proposed class was certified, and discovery was completed. Additionally, in February and March 2002, a number of stockholder lawsuits were filed in the Federal Court against the Company and Messrs. Wang, Kumar, Ira H. Zar, the Company’s former Chief Financial Officer, and in one instance, Mr. Artzt. The lawsuits generally alleged, among other things, that the Company made misleading statements of material fact or omitted to state material facts necessary in order to make the statements, in light of the circumstances under which they were made, not misleading in connection with the Company’s financial performance. Each of the named individual plaintiffs in the 2002 lawsuits sought to represent a class consisting of purchasers of the Company’s common stock and call options and sellers of put options for the period from May 28, 1999, through February 25, 2002. The 2002 cases were consolidated, and the Company’s former independent auditor, Ernst & Young LLP, was named as a defendant. In addition, in May 2003, a class action lawsuit captioned John A. Ambler v. Computer Associates International, Inc., et al. was filed in the Federal Court. The complaint in this matter, a purported class action on behalf of the Computer Associates Savings Harvest Plan (the “CASH Plan”) and the participants in, and beneficiaries of the CASH Plan for a class period running from March 30, 1998, through May 30, 2003, asserted claims of breach of fiduciary duty under ERISA, the federal Employee Retirement Income Security Act. The named defendants were the Company, the Company’s Board of Directors, the CASH Plan, the Administrative Committee of the CASH Plan, and the following current or former employees and/or directors of the Company: Mr. Wang; Mr. Kumar; Mr. Zar; Mr. Artzt; Mr. Peter A. Schwartz; Mr. Charles P. McWade; and various unidentified alleged fiduciaries of the CASH Plan. The complaint alleged that the defendants breached their fiduciary duties by causing the CASH Plan to invest in Company securities and sought damages in an unspecified amount.
      A derivative lawsuit was filed against certain current and former directors of the Company, based on essentially the same allegations as those contained in the February and March 2002 stockholder lawsuits discussed above. This action was commenced in April 2002 in Delaware Chancery Court, and an amended complaint was filed in November 2002. The defendants named in the amended complaints were the Company as a nominal defendant, current Company directors Messrs. Artzt, Ranieri, and D’Amato, and former Company directors Ms. Shirley Strum Kenny and Messrs. Wang, Kumar, Willem de Vogel, Richard

Grasso, and Roel Pieper. The derivative suit alleged breach of fiduciary duties on the part of all the individual defendants and, as against the current and former management director defendants, insider trading on the basis of allegedly misappropriated confidential, material information. The amended complaints sought an accounting and recovery on behalf of the Company of an unspecified amount of damages, including recovery of the profits allegedly realized from the sale of common stock of the Company.
      On August 25, 2003, the Company announced the settlement of all outstanding litigation related to the above-referenced stockholder and derivative actions as well as the settlement of an additional derivative action filed in the Federal Court in connection with the settlement. As part of the class action settlement, which was approved by the Federal Court in December 2003, the Company agreed to issue a total of up to 5.7 million shares of common stock to the stockholders represented in the three class action lawsuits, including payment of attorneys’ fees. In January 2004, approximately 1.6 million settlement shares were issued along with approximately $3.3 million to the plaintiffs’ attorneys for attorney fees and related expenses. In March 2004, approximately 0.2 million settlement shares were issued to participants and beneficiaries of the CASH Plan. On October 8, 2004, the Federal Court signed an order approving the distribution of the remaining 3.8 million settlement shares, less administrative expenses. The order was amended in December 2004. The Company issued the remaining 3.8 million settlement shares in December 2004. Of the 3.8 million settlement shares, approximately 51,000 were used for the payment of administrative expenses in connection with the settlement, approximately 76,000 were liquidated for cash distributions to class members entitled to receive a cash distribution and the remaining settlement shares were distributed to class members entitled to receive a distribution of shares.
      In settling the derivative suit, which settlement also was approved by the Federal Court in December 2003, the Company committed to maintain certain corporate governance practices. Under the settlement, the Company and the individual defendants were released from any potential claim by stockholders relating to accounting-related or other public statements made by the Company or its agents from January 1998 through February 2002 (and from January 1998 through May 2003 in the case of the employee ERISA action), and the individual defendants were released from any potential claim by the Company or its stockholders relating to the same matters. Ernst & Young LLP is not a party to the settlement. The settlement was reviewed by the independent directors who chair the Corporate Governance, Audit, and Compensation and Human Resource Committees of the Board of Directors as well as by all non-interested, independent directors who were not named in any of the suits. It was also approved by the Board’s independent directors as a whole.
      On October 5, 2004 and December 9, 2004, four purported Company stockholders filed motions to vacate the Order of Final Judgment and Dismissal entered by the Federal Court in December 2003 in connection with the settlement of the derivative action. These motions primarily seek to void the releases that were granted to the individual defendants under the settlement. On December 7, 2004, a motion to vacate the Order of Final Judgment and Dismissal entered by the Federal Court in December 2003 in connection with the settlement of the 1998 and 2002 stockholder lawsuits discussed above was filed by Sam Wyly and certain related parties. The motion seeks to reopen the settlement to permit the moving stockholders to pursue individual claims against certain present and former officers of the Company. The motion states that the moving stockholders do not seek to file claims against the Company. These motions (“60(b) Motions”) have been fully briefed. On June 14, 2005, the Federal Court granted movants’ motion to be allowed to take limited discovery prior to the Federal Court’s ruling on these motions. No hearing date is currently set for the motions.
The Government Investigation
      In 2002, the United States Attorney’s Office for the Eastern District of New York (“USAO”) and the staff of the Northeast Regional Office of the Securities Exchange Commission (“SEC”) commenced an investigation concerning certain of the Company’s past accounting practices, including the Company’s revenue recognition procedures in periods prior to the adoption of the Company’s Business Model in October 2000.
      In response to the investigation, the Board of Directors authorized the Audit Committee (now the “Audit and Compliance Committee”) to conduct an independent investigation into the timing of revenue recognition by the Company. On October 8, 2003, the Company reported that the ongoing investigation by the Audit and

Compliance Committee had preliminarily found that revenues were prematurely recognized in the fiscal year ended March 31, 2000, and that a number of software license agreements appeared to have been signed after the end of the quarter in which revenues associated with such software license agreements had been recognized in that fiscal year. Those revenues, as the Audit and Compliance Committee found, should have been recognized in the quarter in which the software license agreements were signed. Those preliminary findings were reported to government investigators.
      Following the Audit and Compliance Committee’s preliminary report and at its recommendation, the Company asked for and received the resignations of four executives who oversaw the relevant financial operations during the period in question, including the Company’s then Chief Financial Officer, Ira Zar. On January 22, 2004, one of these individuals pled guilty to federal criminal charges of conspiracy to obstruct justice in connection with the ongoing investigation. On April 8, 2004, Mr. Zar and two other executives pled guilty to charges of conspiracy to obstruct justice and conspiracy to commit securities fraud in connection with the investigation, and Mr. Zar also pled guilty to committing securities fraud. The SEC filed related actions against each of the four executives alleging that they participated in a widespread practice that resulted in the improper recognition of revenue by the Company. Without admitting or denying the allegations in the complaints, Mr. Zar and two other executives each consented to a permanent injunction against violating, or aiding and abetting violations of, the securities laws, and also to a permanent bar from serving as an officer or director of a publicly held company. Litigation with respect to the SEC’s claims for disgorgement and penalties is continuing.
      A number of other employees, primarily in the Company’s legal and finance departments were terminated or resigned as a result of matters under investigation by the Audit and Compliance Committee, including Steven Woghin, the Company’s former General Counsel. Stephen Richards, the Company’s former Executive Vice President of Sales, resigned from his position and was relieved of all duties in April 2004, and left the Company at the end of June 2004. Additionally, on April 21, 2004, Sanjay Kumar resigned as Chairman, director and Chief Executive Officer of the Company, and assumed the role of Chief Software Architect. Thereafter, Mr. Kumar resigned from the Company effective June 30, 2004.
      In April 2004, the Audit and Compliance Committee completed its investigation and determined that the Company should restate certain financial data to properly reflect the timing of the recognition of license revenue for the Company’s fiscal years ended March 31, 2001 and 2000. The Audit and Compliance Committee believes that the Company’s financial reporting related to contracts executed under its current Business Model is unaffected by the improper accounting practices that were in place prior to the adoption of the Business Model in October 2000 and that had resulted in the restatement, and that the historical issues it had identified in the course of its independent investigation concerned the premature recognition of revenue. However, certain of these prior period accounting errors have had an impact on the subsequent financial results of the Company as described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005. The Company continues to implement and consider additional remedial actions it deems necessary.
      On September 22, 2004, the Company reached agreements with the USAO and the SEC by entering into a Deferred Prosecution Agreement (the “DPA”) with the USAO and consenting to the entry of a Final Consent Judgment in a parallel proceeding brought by the SEC (the “Consent Judgment”, and together with the DPA, the “Agreements”). The Federal Court approved the DPA on September 22, 2004 and entered the Consent Judgment on September 28, 2004. The Agreements resolve the USAO and SEC investigations into certain of the Company’s past accounting practices, including its revenue recognition policies and procedures, and obstruction of their investigations.
      Under the Agreements, the Company is committed to adopting certain reforms and remedial measures specified in the Agreements. See “Status of the Company’s Compliance with the Deferred Prosecution Agreement and Final Consent Judgment — Audit and Compliance Committee Report” below. Under the Agreements, the Company has also agreed to the appointment of an Independent Examiner to examine the Company’s practices for the recognition of software license revenue, its ethics and compliance policies and other matters. The Independent Examiner will also review the Company’s compliance with the Agreements and will report findings and recommendations to the USAO, SEC and Board of Directors within six months after appointment and quarterly thereafter. The Independent Examiner will have a term of 18 months which may be extended under conditions specified in the Agreements.
      Pursuant to the DPA, the USAO will defer and subsequently dismiss prosecution of a two-count information filed against the Company charging it with committing securities fraud and obstruction of justice if the Company abides by the terms of the DPA, which currently is set to expire within 30 days after the Independent Examiner’s term of engagement is completed. In certain circumstances the term of the DPA may be extended. Pursuant to the Final Consent Judgment with the SEC, the Company is permanently enjoined from violating Section 17(a) of the Securities Act of 1933 (the “Securities Act”), Sections 10(b), 13(a) and 13(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 10b-5, 12b-20, 13a-1 and 13a-13 under the Exchange Act. Pursuant to the Agreements, the Company has also agreed to comply in the future with federal criminal laws, including securities laws. In addition, the Company has agreed not to make any public statement, in litigation or otherwise, contradicting its acceptance of responsibility for the accounting and other matters that are the subject of the investigations, or the related allegations by the USAO, as set forth in the DPA.
      Under the Agreements, the Company also is required to cooperate fully with the USAO and SEC concerning their ongoing investigations into the misconduct of any present or former employees of the Company. The Company has also agreed to fully support efforts by the USAO and SEC to obtain disgorgement of compensation from any present or former officer of the Company who engaged in any improper conduct while employed at the Company.
      After the Independent Examiner’s term expires, the USAO will seek to dismiss its charges against the Company. However, the Company shall be subject to prosecution at any time if the USAO determines that the Company has deliberately given materially false, incomplete or misleading information pursuant to the DPA, has committed any federal crime after the date of the DPA or has knowingly, intentionally and materially violated any provision of the DPA (including any of those described above). Also, as indicated above, the USAO and SEC may require that the term of the DPA be extended beyond 18 months.
      Also on September 22, 2004, Steven Woghin, the Company’s former General Counsel, pled guilty to conspiracy to commit securities fraud and obstruction of justice under a two-count information filed against him by the USAO. The SEC also filed a complaint against Mr. Woghin alleging that he violated Section 17(a) of the Securities Act, Sections 10(b) and 13(b)(5) of the Exchange Act, and Rules 10b-5 and 13b2-1 thereunder. The complaint further alleged that under Section 20(e) of the Exchange Act, Mr. Woghin aided and abetted the Company’s violations of Sections 10(b), 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act and Rules 10b-5, 12b-20, 13a-1 and 13a-13 thereunder. Mr. Woghin consented to a partial judgment imposing a permanent injunction against him from committing such violations in the future and a permanent bar from being an officer or director of a public company. The SEC’s claims for disgorgement and civil penalties against Mr. Woghin are pending.
      Additionally, on September 22, 2004, the SEC filed complaints against Sanjay Kumar and Stephen Richards, the former Executive Vice President of Sales, alleging that they violated Section 17(a) of the Securities Act, Sections 10(b) and 13(b)(5) of the Exchange Act, and Rules 10b-5 and 13b2-1 thereunder. The complaints further alleged that under Section 20(e) of the Exchange Act, Messrs. Kumar and Richards aided and abetted the Company’s violations of Sections 10(b), 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act and Rules 10b-5, 12b-20, 13a-1 and 13a-13 thereunder.
      On September 23, 2004, the USAO filed a ten-count indictment charging Messrs. Kumar and Richards with conspiracy to commit securities fraud and wire fraud, committing securities fraud, filing false SEC filings, conspiracy to obstruct justice and obstruction of justice. Additionally, Mr. Kumar was charged with one count of making false statements to an agent of the Federal Bureau of Investigation and Mr. Richards was charged with one count of perjury in connection with sworn testimony before the SEC. On or about June 29, 2005, the USAO filed a superseding indictment against Messrs. Kumar and Richards, dropping one count and adding several allegations to certain of the nine remaining counts.

      The Company continues to cooperate with the USAO and the SEC in connection with their ongoing investigation of individuals who were involved in the Company’s past improprieties. On November 1, 2004, the United States District Court for the Eastern District of New York entered final judgments on consent against David Rivard and David Kaplan. Mr. Rivard consented to disgorge $83,700 in “ill-gotten gains” and interest and to pay a $75,000 civil penalty. Mr. Kaplan consented to disgorge $128,770 in “ill-gotten gains” and interest and to pay a $100,000 civil penalty. The Company’s Board of Directors is continuing to review the matter of compensation paid or due to individuals subject to the investigation, and possibly other persons. The Board intends to take such action as it deems in the best interests of the Company and its stockholders in relation to such compensation.
Derivative Actions Filed in 2004
      In June 2004, a purported derivative action was filed in the Federal Court by Ranger Governance Ltd. against certain current or former employees and/or directors of the Company. In July 2004, two additional purported derivative actions were filed in the Federal Court by Company stockholders against certain current or former employees and/or directors of the Company. In November 2004, the Federal Court issued an order consolidating these three derivative actions. The plaintiffs filed a consolidated amended complaint (the Consolidated Complaint) on January 7, 2005. The Consolidated Complaint names as defendants Charles B. Wang; Sanjay Kumar; Ira H. Zar; David Kaplan; David Rivard; Lloyd Silverstein; Russell M. Artzt; Alfonse D’Amato; Stephen Richards; Michael A. McElroy; Charles P. McWade; Peter A. Schwartz; Gary Fernandes; Robert E. La Blanc; Lewis S. Ranieri; Jay W. Lorsch; Kenneth Cron; Walter P. Schuetze; Willem deVogel; Richard Grasso; Roel Pieper; Steven Woghin; KPMG LLP; and Ernst & Young LLP. The Company is named as a nominal defendant. The Consolidated Complaint alleges a claim against Messrs. Wang, Kumar, Zar, Kaplan, Rivard, Silverstein, Artzt, D’Amato, Richards, McElroy, McWade, Schwartz, Fernandes, La Blanc, Ranieri, Lorsch, Cron, Schuetze, deVogel, Grasso, Pieper and Woghin for contribution towards the consideration the Company had previously agreed to provide current and former stockholders in settlement of certain class action litigation commenced against the Company and certain officers and directors in 1998 and 2002 (see “Stockholder Class Action and Derivative Lawsuits Filed Prior to 2004”) as well as all damages suffered by the Company in connection with the USAO and SEC investigations (refer to “The Government Investigation”). The Consolidated Complaint also alleges a claim seeking unspecified relief against Messrs. Wang, Kumar, Zar, Kaplan, Rivard, Silverstein, Artzt, D’Amato, Richards, McElroy, McWade, Fernandes, La Blanc, Ranieri, Lorsch, Cron, Schuetze, deVogel and Woghin for violations of Section 14(a) of the Exchange Act for alleged false and material misstatements made in the Company’s proxy statements issued in 2002 and 2003. The Consolidated Complaint also alleges breach of fiduciary duty by Messrs. Wang, Kumar, Zar, Kaplan, Rivard, Silverstein, Artzt, D’Amato, Richards, McElroy, McWade, Schwartz, Fernandes, La Blanc, Ranieri, Lorsch, Cron, Schuetze, deVogel, Grasso, Pieper and Woghin. The Consolidated Complaint also seeks unspecified compensatory, consequential and punitive damages against Messrs. Wang, Kumar, Zar, Kaplan, Rivard, Silverstein, Artzt, D’Amato, Richards, McElroy, McWade, Schwartz, Fernandes, La Blanc, Ranieri, Lorsch, Cron, Schuetze, deVogel, Grasso, Pieper and Woghin based upon allegations of corporate waste and fraud. The Consolidated Complaint also seeks unspecified damages against Ernst & Young LLP and KPMG LLP, for breach of fiduciary duty and the duty of reasonable care, as well as contribution and indemnity under Section 14(a) of the Exchange Act. The Consolidated Complaint requests restitution and rescission of the compensation earned under the Company’s executive compensation plan by Messrs. Artzt, Kumar, Richards, Zar, Woghin, Kaplan, Rivard, Silverstein, Wang, McElroy, McWade and Schwartz. Additionally, pursuant to Section 304 of the Sarbanes-Oxley Act, the Consolidated Complaint seeks reimbursement of bonus or other incentive-based equity compensation received by defendants Wang, Kumar, Schwartz and Zar, as well as alleged profits realized from their sale of securities issued by the Company during the time periods they served as the Chief Executive Officer (Messrs. Wang and Kumar) and Chief Financial Officer (Mr. Zar) of the Company.
      The derivative action has been stayed pending resolution of the 60(b) Motions. Also, on February 1, 2005, the Company established a Special Litigation Committee of independent members of its Board of Directors to control and determine the Company’s response to this litigation. The Special Litigation

Committee has moved for a stay of the derivative litigation until it completes its investigation of the claims alleged in the derivative action. That motion is pending.
      The Company is obligated to indemnify its officers and directors under certain circumstances to the fullest extent permitted by Delaware law. As a part of that obligation, the Company has advanced and will continue to advance certain attorneys’ fees and expenses incurred by current and former officers and directors in various litigations arising out of similar allegations, including the litigation described above.
Texas Litigation
      On August 9, 2004, a petition was filed by Sam Wyly and Ranger Governance, Ltd. against the Company in the District Court of Dallas County, Texas, seeking to obtain a declaratory judgment that plaintiffs did not breach two separation agreements they entered into with the Company in 2002. Plaintiffs seek to obtain this declaratory judgment in order to file a derivative suit on behalf of the Company (see “Derivative Actions Filed in 2004” above). On September 3, 2004, the Company filed an answer to the petition and on September 10, 2004, the Company filed a notice of removal seeking to remove the action to federal court (where the action is currently pending). The Company subsequently moved to transfer the action to the United States District Court for the Eastern District of New York. That motion is still pending. On February 18, 2005, Mr. Wyly filed a separate lawsuit in Texas federal court alleging that he is entitled to attorney fees in connection with the original litigation filed in Texas. The two actions have been consolidated. On March 31, 2005, the plaintiffs amended their complaint to allege a claim that they were defrauded into entering the 2002 agreements and seeking rescission of those agreements and damages. On May 11, 2005, the Company moved to dismiss the Texas litigation. On July 21, 2005, plaintiffs filed a motion for partial summary judgment. On July 22, 2005, the Court dismissed the latter two motions without prejudice.
Other Civil Actions
      In September 2004, two complaints to compel production of the Company’s books and records, including files that have been produced by the Company to the USAO and SEC in the course of their joint investigation of the Company’s accounting practices (see The Government Investigation) were filed by two purported stockholders of the Company in Delaware Chancery Court pursuant to Section 220 of the Delaware General Corporation Law. The first complaint was filed on September 15, 2004, after the Company denied the purported stockholder access to some of the files requested in her initial demand, in particular files that had been produced by the Company to the USAO and SEC during the course of their joint investigation. This complaint concerns the inspection of certain Company documents to determine whether the Company has been involved in obstructing the joint investigation by the USAO and SEC and whether certain Company employees have breached their fiduciary duties to the Company and wasted corporate assets; these individuals include Sanjay Kumar, Charles Wang, Ira H. Zar, Lloyd Silverstein, Steven M. Woghin, Stephen Richards, Russell Artzt, Kenneth Cron, Alfonse D’Amato, Robert La Blanc, Lewis S. Ranieri, Jay Lorsch, Walter Schuetze, Alex Serge Vieux, Gary Fernandes, Willem de Vogel, Shirley Strum Kenny, Richard Grasso and Irving Goldstein. The second complaint, filed on September 21, 2004, concerns the inspection of documents related to Mr. Kumar’s compensation and the independence and ability of the Company’s Board of Directors to sue for return of that compensation. The Company filed answers to these complaints on October 15, 2004.
      Mr. Fernandes founded Voyagers The Travel Store Holdings, Inc., a chain of travel agencies, and was president and sole stockholder of Voyagers. Voyagers filed a petition under Chapter 7 of the bankruptcy laws on October 4, 2001.
      The Company, various subsidiaries, and certain current and former officers have been named as defendants in various other lawsuits and claims arising in the normal course of business. The Company believes that it has meritorious defenses in connection with such lawsuits and claims, and intends to vigorously contest each of them. In the opinion of the Company’s management, the results of these other lawsuits and claims, either individually, or in the aggregate, are not expected to have a material effect on the Company’s financial position, results of operations, or cash flow.

COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS
      The following table sets forth the cash and non-cash compensation paid for the fiscal years ended March 31, 2005, 2004 and 2003, to each person who served as Chief Executive Officer during the fiscal year and the four most highly compensated executive officers (based on combined salary and bonus) of the Company other than the Chief Executive Officer for the fiscal year ended March 31, 2005 (collectively the “Named Executive Officers”).
Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

						Securities
Name and	Fiscal	Salary		Other Annual	Restricted Stock	Underlying	All Other
Principal Position	Year	($)(1)	Bonus ($)	Compensation ($)(2)	Awards ($)(3)	Options(6)	Compensation ($)(7)

John A. Swainson	2005	359,853	333,334	77,338	6,022,000	350,000	5,335,000
President and Chief	2004	—	—	—	—	—	—
Executive Officer	2003	—	—	—	—	—	—
Kenneth D. Cron	2005	563,639	746,250	52,255	1,500,008	157,638	500,000
Interim Chief Executive	2004	—	—	—	—	—	—
Officer	2003	—	—	—	—	6,750	—
(April 23, 2004 - February 2005)
Sanjay Kumar	2005	250,000	—	42,733	—	—	85,258
Former Chief Executive	2004	1,000,000	—	12,000	(4)	(5)	17,250
Officer	2003	1,000,000	—	12,000	—	1,437,000	16,375
(April 2004)
Russell M. Artzt	2005	750,000	522,375	12,000	1,840,421	135,176	15,650
Executive Vice President,	2004	750,000	520,000	12,000	2,167,602	161,400	17,250
Products	2003	750,000	537,416	12,000	—	505,000	16,375
Jeff Clarke	2005	650,000	796,000	59,577	694,773	155,157	150,000
Chief Operating Officer	2004	4,513	—	—	—	235,000	—
	2003	—	—	—	—	—	—
Greg Corgan	2005	395,833	861,832	22,020	455,585	101,742	14,369
Executive Vice President,	2004	350,000	540,136	—	623,152	46,400	—
Worldwide Sales	2003	2,652	—	—	—	50,000	—
Gary Quinn	2005	450,000	1,011,713	12,000	849,413	62,388	15,650
Executive Vice President,	2004	450,000	947,000	12,000	999,192	74,400	17,250
Partner Advocacy	2003	450,000	1,049,580	12,000	—	240,000	16,375

(1)	Mr. Swainson’s employment with the Company commenced on November 22, 2004 and Mr. Clarke’s employment commenced on March 30, 2004. Mr. Kumar resigned as Chief Executive Officer on April 21, 2004 and thereafter served as Chief Software Architect through June 30, 2004.

(2)	Consists of non-reimbursed car allowance for Messrs. Kumar, Artzt, and Quinn. In lieu of car allowances and in order to help maintain the confidentiality of business matters when outside of the office, Messrs. Swainson and Clarke have use of a Company car and driver. Amounts attributable for personal use of such car and driver have been reflected in this column and are de minimus in amount. In addition, several executives, including Messrs. Swainson, Cron, Kumar and Corgan, utilized the corporate aircraft and helicopter for personal use. The Company determined the value of such use for Messrs. Swainson, Cron, Kumar and Corgan, based on the incremental cost to the Company, plus additional charges comparable to first-class airfare (or in the case of helicopter use, charter fares) for family members, as applicable, to be $39,204, $13,021, $23,080 and $22,020, respectively. To the extent relocation and housing expenses were treated as perquisites by the Company and imputed as income to the Named Executive Officers, such expenses have been included in this table. With regard to Messrs. Swainson and Clarke, the Company treated as perquisites $10,655 and $33,660, respectively, for housing and relocation, which amounts were “grossed up” for tax purposes in amounts equal to approximately $4,920 and $25,894, respectively. Mr. Cron received $22,000 for office space provided during the period that he served as interim CEO, which amount was “grossed up” for tax purposes in an amount equal to approximately $15,194. The Company paid $22,379 for legal fees associated with the negotiation of Mr. Swainson’s employment agreement. Mr. Kumar received medical benefits with a value equal to $7,240, which amount was “grossed up” for tax purposes in an amount equal to approximately $5,563 (as described below under “Employment Agreements; Severance Arrangements; Change in Control Arrangements”). Messrs. Kumar and Cron were also provided security benefits for their personal residences at $3,850 and $2,040, respectively.

(3)	Represents the value of the restricted stock on the date of grant based on the number of shares granted multiplied by the closing price of the Common Stock on the date of grant. The Named Executive Officers were awarded the following number of restricted shares and restricted stock units in fiscal 2005 or in April 2005 relating to performance in fiscal 2005: Mr. Swainson — 200,000, Mr. Cron — 71,043, Mr. Artzt — 67,588, Mr. Clarke — 25,515, Mr. Corgan — 16,731 and Mr. Quinn –31,194. The restricted share awards and restricted stock units for all the executives except Messrs. Cron, Corgan and Clarke vest over a three-year period as follows: 34% on the first anniversary of the date of grant, 33% on the second anniversary and 33% on the third anniversary. Mr. Cron’s April 2004 restricted stock unit award vested in full on the appointment of Mr. Swainson as the new Chief Executive Officer, and his April 2005 restricted stock unit award vested in full on the grant date. Mr. Clarke’s and Mr. Corgan’s restricted share awards vested 34% on the date of grant and 33% on the first and second anniversaries of the date of grant. Restricted shares carry the same dividend and voting rights as unrestricted shares of Common Stock. Mr. Swainson’s restricted stock units carry dividend equivalent rights that entitle him to the same amount that he would have received if he was a holder of an equal number of the underlying Company shares at the time a dividend is declared. As of March 31, 2005 and based on the closing stock price on that date, the approximate number and value of the aggregate restricted stock and restricted stock units holdings by the Named Executive Officers was as follows: Mr. Swainson — 200,000 and $5,420,000 (includes 100,000 restricted shares and 100,000 restricted stock units), Mr. Cron — 18,263 and $494,927.30 (includes 18,263 restricted shares awarded in April 2005 relating to performance in the fiscal year ended March 31, 2005), Mr. Kumar — 0 and $0, Mr. Artzt — 148,288 and $4,018,604.80 (includes 67,588 restricted shares awarded in April 2005 relating to performance in the fiscal year ended March 31, 2005), Mr. Clarke — 25,515 and $691,456.50 (includes 25,515 restricted shares awarded in April 2005 relating to performance in the fiscal year ended March 31, 2005), Mr. Corgan — 39,931 and $1,082,130.10 (includes 16,731 restricted shares awarded in April 2005 relating to performance in the fiscal year ended March 31, 2005), and Mr. Quinn — 68,394 and $1,853,477.40 (includes 31,194 restricted shares awarded in April 2005 relating to performance in the fiscal year ended March 31, 2005).

(4)	In fiscal 2004, the Company granted to Mr. Kumar 281,300 shares of restricted stock with a value of $7,555,718. These shares were forfeited when his employment by the Company terminated on June 30, 2004 and, therefore, are not reported in the table.

(5)	In fiscal 2004, the Company granted options covering 562,600 shares to Mr. Kumar. These options were forfeited when his employment terminated on June 30, 2004 and, therefore, are not reported in the table.

(6)	Other than the grant to Mr. Swainson, the option grants reflected for fiscal 2005 were granted in April 2005, but relate to the executive’s performance in the fiscal year ended March 31, 2005.

(7)	Amounts included for Messrs. Swainson and Clarke include signing bonuses paid under their employment agreements of $2,500,000 and $150,000, respectively. In addition, in respect of certain benefits Mr. Swainson would have received had he remained employed with IBM, the Company credited to a deferred compensation account and deposited $2,835,000 into a “rabbi trust” (as described below in the “Chief Executive Officer Compensation” section of the Compensation and Human Resource Committee Report on Executive Compensation). The amounts reported for Mr. Cron include a $500,000 special performance bonus paid to him in recognition of his services as interim CEO. All other amounts represent contributions and allocations made by the Company under its 401(k), excess benefit and restoration plans (qualified and non-qualified defined contribution plans), except for $83,976 paid to Mr. Kumar in respect of accrued vacation at the time of termination of his employment.

Option Grants in Last Fiscal Year
      The following table provides information on option grants to the Named Executive Officers relating to the fiscal year ended March 31, 2005.

	Individual Grants

		Percent of
	Number of	Total Options
	Securities	Granted to
	Underlying	Employees in	Exercise		Grant Date
	Options	Fiscal	Price	Expiration	Present
Name	Granted(1)(2)	Year(3)	($/share)	Date	Value ($)(4)

John A. Swainson	350,000	15.18%	30.11	11/22/14	6,875,998
Kenneth D. Cron	83,845	6.84%	28.42	4/23/14	1,564,491
	55,530		27.23	4/11/15	953,932
	18,263		32.80	4/11/15	297,029
Sanjay Kumar	—	—	—	—	—
Russell M. Artzt	67,588	5.86%	27.23	4/11/15	1,161,073
	67,588		32.80	4/11/15	1,099,251
Jeff Clarke	129,642	6.73%	27.23	4/11/15	2,227,079
	25,515		32.80	4/11/15	414,975
Greg Corgan	85,011	4.41%	27.23	4/11/15	1,460,377
	16,731		32.80	4/11/15	272,112
Gary Quinn	31,194	2.71%	27.23	4/11/15	535,872
	31,194		32.80	4/11/15	507,339

(1)	Awards granted in April 2005 relate to the executive’s performance in the fiscal year ended March 31, 2005.

(2)	Options generally vest in equal installments over a three-year period beginning (i) on the date of grant (in the case of options granted to Mr. Clarke and Mr. Corgan), or (ii) one year after the date of grant and have a ten-year term.

(3)	Based on a total of 2,305,249 options issued during fiscal 2005, including 1,532,383 options granted in April 2005 relating to employees’ performance for fiscal 2005. Does not include options granted to employees under plans assumed by the Company in connection with acquisitions completed in fiscal 2005. The total number of options granted to employees including under assumed plans would be 2,464,108 and the percentages would be as follows: Mr. Swainson 14.2%; Mr. Cron 6.4%; Mr. Artzt 5.49%; Mr. Clarke 6.3%; Mr. Corgan 4.13%; and Mr. Quinn 1.27%.

(4)	The Black-Scholes option pricing model was selected to estimate the Grant Date Present Value of the options set forth in this table. The Company’s use of this model should not be construed as an endorsement of its accuracy in valuing options. The following assumptions were made for purposes of calculating the Grant Date Present Value: grants awarded on April 23, 2004: contract life of ten years, volatility of 0.525, dividend yield of .282%, and a risk-free interest rate of 4.48%; grants awarded on November 11, 2004: contract life of ten years, volatility of 0.525, dividend yield of .266%, and a risk-free interest rate of 4.18%; and grants awarded on April 11, 2005: contract life of ten years, volatility of 0.525, dividend yield of .588%, and a risk-free interest rate of 4.45%.

Aggregate Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values
      The following table provides information on option exercises by the Named Executive Officers during the fiscal year ended March 31, 2005 and the value of the in-the-money options held by each of them at the end of the fiscal year.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options
		Value	Options at March 31, 2005		at March 31, 2005 ($)(2)
	Shares Acquired	Realized
Name	on Exercise	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

John A. Swainson	—	—	—	350,000	0	0
Russell M. Artzt	—	—	1,198,290	273,172	7,430,618	1,545,965
Kenneth D. Cron	—	—	90,595	—	108,405	0
Sanjay Kumar	502,020	5,213,934	—	—	0	0
Jeff Clarke	—	—	79,900	155,100	19,176	37,224
Greg Corgan	—	—	49,278	47,122	446,451	222,616
Gary Quinn	111,302	1,057,895	634,693	248,302	687,887	829,480

(1)	Options exercised were granted in prior years with exercise prices equal to the fair market value at the date of grant. Value realized was calculated based on the market value of the shares purchased at the exercise date less the aggregate option exercise price.

(2)	Valuation based on the closing price of $27.10 on March 31, 2005 (the last trading day of the fiscal year), less the respective exercise prices of the options.
Equity Compensation Plan Information
      The following table summarizes share and exercise price information about the Company’s equity compensation plans as of March 31, 2005. All of the Company’s equity compensation plans have been approved by the Company’s stockholders.

			Weighted
			Average Exercise		Number of Securities
	Number of Securities		Price of		Remaining Available for
	Issuable upon Exercise		Outstanding		Future Issuance Under Equity
	of Outstanding		Options,		Compensation Plans
	Options, Warrants and		Warrants and		(Excluding Securities
Plan Category	Rights		Rights ($)		Reflected in the First Column)

Equity compensation plans approved by security holders	29,613,644	(1)	$28.88	(2)	61,684,549	(3)
Equity compensation plans not approved by security holders	4,137,159	(4)	$24.42		—
Total	33,750,803		$28.33		61,684,549	(3)

(1)	Includes all stock options outstanding under the 2001 Plan and the 2002 Plan, all restricted stock units awarded under the 2002 Plan, all deferred stock units outstanding under compensation plans for non-employee directors and stock units awarded to employees under the 1998 Incentive Award Plan.

(2)	The calculation of the weighted average exercise price does not include the outstanding deferred stock units, restricted stock units and stock units reflected in the first column.

(3)	Consists of 25,155,301 shares available for issuance under the Company’s Year 2000 Employee Stock Purchase Plan, 35,818,639 shares available for issuance under the 2002 Incentive Plan and 710,609 shares available under the 2003 Compensation Plan for Non-Employee Directors.

(4)	Consists solely of options and rights assumed by the Company in connection with acquisitions. The stockholders of the Company did not approve these plans. No additional options or rights will be granted under these assumed equity rights plans.

Employment Agreements; Severance Arrangements; Change in Control Arrangements
John A. Swainson (President and Chief Executive Officer)
      John A. Swainson was named President and Chief Executive Officer-elect of the Company in November 2004, and was subsequently named Chief Executive Officer in February 2005. Under his employment agreement, Mr. Swainson received (i) an initial stock option grant for 350,000 shares of the Company’s Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant and a ten-year term, vesting approximately one-third per year beginning one year after the date of grant; (ii) an initial restricted stock grant of 100,000 shares of Common Stock vesting approximately one-third per year beginning one year after the date of grant; (iii) a cash signing bonus of $2,500,000; and (iv) restricted stock units with respect to 100,000 shares of Common Stock, which include dividend equivalents rights on underlying shares based on dividends paid to stockholders and which will be delivered six months after Mr. Swainson’s employment terminates for any reason. In respect of certain benefits he would have received had he remained employed with IBM, the Company credited to a deferred compensation account and deposited $2,835,000 into a “rabbi trust” (as described below in the “Chief Executive Officer Compensation” section of the Compensation and Human Resource Committee Report on Executive Compensation). Under his employment agreement, Mr. Swainson was awarded an initial annual base salary of $1,000,000 (payable in cash) and is eligible to receive a target annual cash bonus equal to at least 100% of his annual base salary. In connection with the new fiscal 2006 Long-Term Incentive Program (described below in the Compensation and Human Resource Committee Report on Executive Compensation), Mr. Swainson agreed to waive his rights to all payments due to him under the old Long-Term Incentive Program.
      Mr. Swainson was awarded an annual bonus of $333,334 for the portion of the Company’s 2005 fiscal year in which he served as CEO. Mr. Swainson did not receive any grants under the Company’s Long-Term Performance Bonus program for fiscal 2005. He also participates in other employee benefit programs available to executives of the Company.
      Mr. Swainson’s employment agreement has an initial term of five years and is scheduled to expire on November 22, 2009, unless terminated earlier or extended in accordance with its terms. If Mr. Swainson’s employment is terminated by the Company without “cause” or by Mr. Swainson for “good reason” (as those terms are defined in his agreement) prior to the expiration of the term, he will (i) receive a severance payment equal to two years’ salary and bonus, (ii) receive a lump-sum payment equal to 18 months’ COBRA continuation coverage and (iii) have accelerated vesting of his outstanding equity awards that would have vested, absent the end of employment, during the 24-month period following termination. If the Company chooses not to extend Mr. Swainson’s agreement at the end of its term, Mr. Swainson will (i) receive a severance payment equal to one year’s salary, (ii) receive a lump-sum payment equal to 12 months’ COBRA continuation coverage and (iii) have accelerated vesting of his outstanding equity awards that would have vested, absent termination of employment, during the 12-month period following termination. Mr. Swainson is subject to standard non-compete and non-solicitation covenants during, and for the twelve-month period following, his employment with the Company. Mr. Swainson has been added as a “Schedule A” participant in the Company’s Change in Control Severance Policy; as such, he would be entitled to a severance payment equal to 2.99 times his salary and bonus, and to certain other benefits, in the event of a termination without “cause” or for “good reason” (as those terms are defined in such Policy) following a change in control of the Company. See “Change in Control Severance Policy” below.
      The Company shall also indemnify and hold Mr. Swainson harmless for acts and omissions in connection with Mr. Swainson’s employment to the maximum extent permitted under applicable law.
Jeff Clarke (Executive Vice President and Chief Operating Officer)
      Jeff Clarke was named Chief Operating Officer of the Company on April 23, 2004. Mr. Clarke’s agreement provides that his employment with the Company shall be effective from April 23, 2004 until March 31, 2006 unless earlier terminated in accordance with his agreement or extended.

      Mr. Clarke’s annual base salary for fiscal 2005 was $650,000 and his current annual base salary is $750,000 (payable in cash). Mr. Clarke also received a signing bonus of $150,000. With respect to fiscal 2005, Mr. Clarke received an annual cash bonus of $796,000. In addition, in accordance with the Company’s Long-Term Performance Bonus plan, Mr. Clarke’s Long-Term Performance Bonus awards for fiscal 2005 were in the form of restricted stock, “Fair Market Value Stock Options” and “Premium-Priced Stock Options” (as those terms are defined in the 2002 Incentive Plan), as reflected on the Summary Compensation Table. With respect to fiscal 2006, Mr. Clarke is eligible to receive (i) an annual cash bonus with a target amount and such other terms and conditions as determined by the Compensation and Human Resource Committee of the Company’s Board of Directors, and (ii) a target Long-Term Performance Bonus of at least $3,050,000 for the period beginning April 1, 2005, subject to the terms and conditions of the Company’s Annual and Long-Term Performance Bonus programs, respectively. Such amounts will be payable following the end of fiscal 2006. (Under the Company’s Annual and Long-Term Performance Bonus programs pursuant to its 2002 Incentive Plan, the payout on Annual or Long Term Performance Bonuses can be up to 200% of the applicable target amount, depending on whether the Company meets or exceeds certain financial and performance metrics.) In connection with the adoption of the new Long-Term Incentive Program (described below in the Compensation and Human Resource Committee Report on Executive Compensation), Mr. Clarke agreed to waive his rights to all payments due to him under the old Long-Term Incentive Program.
      If Mr. Clarke resigns as Chief Operating Officer other than for “good reason” or is terminated as Chief Operating Officer for “cause” (as those terms are defined in his Agreement) prior to March 31, 2006, he shall forfeit any right to the above-referenced amounts (except to the extent already earned) and shall be obligated to repay any moving and relocation expenses paid by the Company. Pursuant to his agreement, if he voluntarily resigns as Chief Operating Officer for good reason, is terminated as Chief Operating Officer other than for cause, or terminates his employment on account of death or “disability” (as defined in his Agreement) prior to March 31, 2006, he shall be entitled to receive a lump sum cash payment equal to $4,500,000 and Mr. Clarke shall be relieved of any obligation to repay the Company for his moving and relocation expenses. In addition, in the event of such termination, management shall recommend that the options covering 235,000 shares of the Company’s Common Stock granted pursuant to Mr. Clarke’s March 18, 2004 offer letter (filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004) and any other unvested restricted stock and stock options granted under the Company’s Long-Term Performance Bonus programs shall vest, and the stock options shall be exercisable for one year following such termination of his employment. The original terms of the March 18, 2004 options provided, in general, for vesting over a three-year period following the first anniversary of the grant date and a thirty-day period (or a one-year period in the event of disability or death) to exercise such options after a termination of employment. Mr. Clarke has been added as a “Schedule A” participant in the Company’s Change in Control Severance Policy; as such, he would be entitled to a severance payment equal to 2.99 times his salary and bonus, and to certain other benefits, in the event of a termination without “cause” or for “good reason” (as those terms are defined in such Policy) following a change in control of the Company. See “Change in Control Severance Policy” below.
      The Company shall indemnify and hold Mr. Clarke harmless for acts and omissions in connection with Mr. Clarke’s employment to the maximum extent permitted under applicable law.
Kenneth D. Cron (Interim Chief Executive Officer from April 2004 to February 2005)
      The Company and Mr. Cron entered into an employment agreement on July 8, 2004. Mr. Cron was named interim Chief Executive Officer from April 23, 2004 until Mr. Swainson was appointed as the new Chief Executive Officer in February 2005.
      Mr. Cron’s compensation consisted of a monthly salary of $50,000, a $2,000 per month reimbursement on the lease of office space, an initial restricted stock unit grant with respect to 52,780 shares (which vested on the date Mr. Swainson was appointed as the new Chief Executive Officer) and an initial option grant with respect to 83,845 shares (which also vested upon Mr. Swainson’s appointment and remains exercisable for its ten-year term).

      For fiscal 2005, Mr. Cron’s annual bonus was $746,250. In addition, in accordance with the Company’s Long-Term Performance Bonus Plan, Mr. Cron’s Long-Term Performance Bonus awards for fiscal 2005 were in the form of restricted stock, “Fair Market Value Stock Options” and “Premium-Priced Stock Options,” as reflected on the Summary Compensation Table, which vested as of the date the awards were granted. Although stock options awarded to executives pursuant to the long-term incentive program for the one-year performance cycle ended March 31, 2005 generally provided for expiration within 30 days following the termination of an executive’s employment, the Compensation Committee determined at the time of grant that Mr. Cron’s options should remain exercisable for a period of five years following the termination of his employment with the Company in order to allow Mr. Cron a reasonable amount of time to exercise the options.
      In recognition of his service as interim Chief Executive Officer from April 2004 to February 2005, the Company granted a special performance bonus of $500,000 to Mr. Cron on February 9, 2005.
      The Company shall indemnify and hold Mr. Cron harmless for acts and omissions in connection with Mr. Cron’s service as interim Chief Executive Officer to the maximum extent permitted under applicable law.
Change in Control Severance Policy
      On October 18, 2004, the Board of Directors of the Company, on the recommendation of the Compensation and Human Resource Committee of the Board of Directors, approved, subject to stockholder ratification, a change in control severance policy (the “Policy”) that covers such senior executives of the Company as the Board of Directors may designate from time to time. Currently, thirteen executives of the Company are covered by the Policy.
      The Policy provides for certain payments and benefits in the event that, following a change in control or potential change in control of the Company, a covered executive’s employment is terminated either without cause by the Company or for good reason by the executive. The amount of the severance payment would range from 1.00 to 2.99 times an executive’s annual base salary and bonus as determined from time to time by the Board of Directors, as specified in Schedules A, B and C to the Policy. John A. Swainson and Jeff Clarke are both Schedule A participants in the Policy and, thus, each would be entitled to a severance payment equal to 2.99 times their respective annual base salaries and bonuses. Greg Corgan and Gary Quinn, as Schedule B participants, would each be entitled to a severance payment equal to 2.00 times their respective annual base salaries and bonuses and Russell Artzt would be entitled to a severance payment equal to 1.00 times his annual base salary and bonus. The Policy also provides the following additional benefits: (a) pro-rated target bonus payments for the year of termination, (b) a payment equal to the cost of 18 months’ continued health coverage, (c) one year of outplacement services, (d) if applicable, certain relocation expenses and (e) payments to make the executive whole with respect to excise taxes under certain conditions. Under the Policy, a “change in control” would include, among other things, (a) the acquisition of 35% or more of the Company’s voting power, (b) a change in a majority of the incumbent members of the Company’s Board of Directors, (c) the sale of all or substantially all the Company’s assets, (d) the consummation of certain mergers or other business combinations, and (e) stockholder approval of a plan of liquidation or dissolution.
Separation Arrangements
      In connection with Mr. Sanjay Kumar’s resignation as an employee effective June 30, 2004, the Compensation and Human Resource Committee and the Board of Directors determined to defer consideration of any severance payments to him until the conclusion of the government investigation described above. At the same time, the Company agreed to continue providing Mr. Kumar with (1) telephone and network connections and support, for which the Company will incur no incremental costs; and (2) certain home security services, at an annual cost to the Company of approximately $9,000. The Company also agreed to provide Mr. Kumar with off-premises office space and one assistant. On September 22, 2004, following announcements concerning the resolution of investigations of the Company by the United States Attorney’s Office for the Eastern District of New York and the United States Securities and Exchange Commission, and

the indictment of Mr. Kumar, the Company notified counsel to Mr. Kumar that these benefits were being revoked.
      In addition, the Company agreed to provide Mr. Kumar and his family with medical insurance for a period of up to 20 years, subject to revocation under certain circumstances. The annual cost of this benefit is currently approximately $14,000; however, future costs will be dependent upon claims activity, insurance costs and other factors. The Company will also make Mr. Kumar whole for his income tax obligations related to continued medical insurance. These benefits have not been revoked.
Other
      As discussed above under “Litigation Involving Certain Directors and Executive Officers,” in connection with the government investigation, the Board of Directors is continuing to review the matter of compensation paid or due to individuals subject to the investigation, and possibly to other persons. Following the completion of this review, the Board will take such action as it deems in the best interests of the Company and its stockholders.

COMPENSATION AND HUMAN RESOURCE COMMITTEE REPORT
ON EXECUTIVE COMPENSATION
      The Compensation and Human Resource Committee (the “Compensation Committee”) is made up of independent directors. Its responsibilities include recommending to the full Board of Directors the compensation plans for the Chief Executive Officer and other senior executives, as well as the actual compensation awarded under these plans, and oversight of management development and succession issues on behalf of the Board.
Philosophy/ Objectives
      The Compensation Committee’s objective is to attract, retain and motivate executives to enhance profitability and maximize stockholder value in the evolving software marketplace. The Compensation Committee’s compensation policies are intended to recognize executives’ efforts and performance during each fiscal year, as well as over multi-year cycles, and are designed with the assistance of Towers Perrin, consultant to the Compensation Committee. For fiscal 2005, the aggregate compensation paid as base salary, bonus and long-term incentives was generally targeted to be between the 50th and 75th percentile of competitive practice within the computer software and services industry if predetermined performance objectives were attained.
      For fiscal 2005, the Compensation Committee continued to make adjustments to the compensation program to make it more effective. For equity awards, greater use was made of restricted stock than of options because of the higher perceived value of such awards by employees generally and the Compensation Committee’s view that restricted stock would result in lower share usage, better retention and improved alignment of awards with operating performance and encourage a longer term perspective.
      The Compensation Committee also approved changes to the existing long-term incentive program under the Company’s 2002 Incentive Plan (the “2002 Plan”) to address the Company’s new strategic needs (see discussion below under “Changes to Compensation Program for 2006”). In addition, it recommended to the Board and the Board approved the implementation of a change in control severance policy for the Company’s senior executives effective October 18, 2004, which is being submitted to stockholders at the 2005 Annual Meeting. This new policy provides for certain payments and benefits to participating senior executives in the event that, following a change in control or potential change in control of the Company, a covered executive’s employment is terminated either without cause by the Company or for good reason by the executive. The amount of the severance payment would range from 1.00 to 2.99 times an executive’s annual base salary and bonus.
      The philosophy and operation of each component of the Company’s executive compensation program is discussed below:
      Base Salary. Base salaries for executive officers are designed to attract and retain superior, high-performing individuals. Such salaries are determined by evaluating the responsibilities of the position and the experience of the individual, and by periodic reference to the competitive marketplace, including comparisons of base salaries for selected comparable positions in the Company’s peer group and general industry. Base salary adjustments are determined, generally on an annual basis, by evaluating the same factors, as well as the financial performance and certain non-financial performance measures of the Company, and the performance of the executive officer.
      Annual Incentives. The Compensation Committee believes that a substantial portion of each executive officer’s annual compensation should be incentive pay. Targeted payouts were established for fiscal 2005 at the beginning of the fiscal year based on the Company’s achievement of (1) a minimum level of revenue and (2) threshold, targeted and maximum levels of net operating profit after taxes (“NOPAT”), derived from the financial forecasts of the Company at the beginning of the fiscal year.
      Under the program, no payouts would be made unless the minimum revenue and threshold NOPAT levels were achieved. The payouts could range from 50% to 200% of the NOPAT target, based on the percentage of NOPAT that was achieved. The Compensation Committee had discretion to reduce the amount of any payout. Based on results for fiscal 2005, the Compensation Committee determined to pay 99.5% of the targeted amount.
      In addition to the NOPAT-based annual incentive program, a significant portion of the incentive compensation of certain executive officers was based upon the quality achievement of specified performance measures relevant to their responsibilities, including revenue and cash flow.
      Long-Term Incentives. Under the long-term incentive program, targeted incentive awards were established at the beginning of each performance cycle, based on the Company’s achievement of total stockholder return (“TSR”) as compared to the TSR of other companies in the Company’s peer group, as reflected in the Standard & Poor’s Software and Services Index or the System Software Index, as applicable, excluding the Company from that index; in addition, the amount of each executive’s targeted incentive award was based on his or her position within the Company, recent performance of the Company, his or her potential for future responsibility and promotion, and comparable awards made to executives in similar positions with the Company’s peers. The relative weight given to each of these factors varied among executives.
      The actual award could range from 0% to 150% of the targeted amount, depending upon the relative level of TSR achieved. No payouts would be made unless the Company ranked above the 25th percentile. If that level was achieved, awards would be as follows:

Relative TSR Performance	% of Targeted Incentive

Up to 25th Percentile	0%
Above 25th to 50th Percentile	Up to 50%
Above 50th to 75th Percentile	Up to 100%
Above 75th to 100th Percentile	Up to 150%
      The Compensation Committee had discretion to reduce the amount of any award if it determined that such action was appropriate. A one and two year performance cycle ended on March 31, 2005. Depending on the applicable index and TSR cycle used for these performance periods, the participants received either 47.7%, 76.2% or 100.6% of their target long-term award. Awards were paid in the form of restricted stock, stock options with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant and stock options with an exercise price equal to 120% of the grant date fair market value. Options and shares of restricted stock granted under the program generally vest in three approximately equal annual installments beginning on the date of grant or one year after the date of grant, and options have a 10-year term.
      For the performance cycles ending on March 31, 2005, the executives’ performance resulted in the grants of the “fair market value” options and “premium priced” options set forth under “Option Grants in Last Fiscal Year” and in the grants of restricted stock set forth in the Summary Compensation Table.

Changes to Compensation Programs for 2006
      In fiscal 2005, the Board and the Compensation Committee continued its program of actively recruiting new senior management for the Company. This effort culminated in the hiring of John A. Swainson in November 2004. Working with Mr. Swainson and Towers Perrin, the Compensation Committee approved the termination of the then-existing long-term incentive program and its remaining performance cycles. In replacement, it adopted a new long-term incentive program (the “New LTIP”) which it believes will better serve the Company’s new strategic objectives. Under the New LTIP, a combination of stock options, restricted stock or restricted stock units, and performance shares may be issued under the 2002 Plan. Consistent with this new program, options were granted on May 20, 2005 to the Company’s executive officers and other senior officers. The award of restricted stock or restricted stock units and performance shares is dependent on the achievement of specified performance targets set at the beginning of the period. These targets relate to billings growth and revenue growth for the restricted stock and restricted stock unit component (which generally will vest over a three year period following the date of grant), and average three year adjusted net income growth and average three year return on invested capital for the performance share component. The grant of certain of these awards is contingent upon stockholder approval of particular amendments to the 2002 Plan at the 2005 Annual Meeting of Stockholders.
      In accordance with the Company’s Deferred Prosecution Agreement, executive compensation has been tied to monitor ethical standards. The Compensation Committee will consider whether each executive has taken any proactive measures to promote ethical and compliance standards, and will apply a mandatory 10% reduction to an executive’s target annual performance bonus if he or she fails to complete Company-wide ethics training in a timely manner.
Chief Executive Officer Compensation
      John A. Swainson was named President and Chief Executive Officer-Elect on November 22, 2004 and he was appointed Chief Executive Officer in February of 2005. Mr. Swainson’s compensation for fiscal 2005 was as follows pursuant to his employment contract:
      Base Salary: Mr. Swainson’s annual base salary was set at $1,000,000.
      Annual Incentives: Pursuant to his employment contract, Mr. Swainson was guaranteed and did receive an annual bonus of $333,334 from the Company for fiscal 2005.
      Long-Term Incentives: Mr. Swainson did not receive any grants under the long-term incentive program for fiscal 2005.
      Initial Incentive Award, Restricted Stock Units and Signing Bonus: In connection with his hiring, Mr. Swainson was granted stock options to purchase 350,000 shares of the Company’s Common Stock and 100,000 restricted shares of the Company’s common stock. The stock options and restricted stock vest annually in relatively equal installments over three years. He was also awarded restricted stock units with respect to 100,000 shares (including dividend equivalent rights) which will not be delivered until six months after his termination. Additionally, Mr. Swainson received a signing bonus equal to $2.5 million in cash. In general, these awards served to attract Mr. Swainson to the Company, provide him with an immediate equity stake in the Company and offset certain compensation that he forfeited from his prior employer.
      Deferred Compensation Plan: On April 29, 2005, the Company entered into a deferred compensation plan and related trust agreement for the benefit of Mr. Swainson. The plan and trust fulfill the Company’s obligation under Mr. Swainson’s employment agreement to provide him with the present value of $2.8 million in respect of certain benefits he would have received had he remained employed with International Business Machines Corporation plus interest. Mr. Swainson has an initial deferred compensation account balance of $2,835,000 and is entitled to notionally allocate his account balance among various investment options (generally similar to the investment options available under the Company’s 401(k) Plan) for the purpose of determining the value of his account that is subsequently paid to him. The plan provides for Mr. Swainson to receive in cash the lump sum value of his deferred compensation balance upon the earliest of (i) his death, (ii) six months after his separation from service (as defined in the Plan) or (iii) a Change in Control (as defined in the Plan). The trust is in the form of a so-called “rabbi trust” whose assets are subject to the claims of the Company’s creditors.
      Other Compensation: Pursuant to his employment agreement, Mr. Swainson is entitled to reimbursement for any expenses incurred with his relocation and the Company agreed to provide him with up to twelve months temporary corporate housing.
      Prior to Mr. Swainson’s appointment as Chief Executive Officer, Kenneth D. Cron served as interim Chief Executive Officer of the Company from April 2004 until February 2005. Mr. Cron’s compensation for fiscal 2005 was as follows:
      Base Salary: Per his employment agreement, Mr. Cron received a base salary of $50,000 per month for his services as interim Chief Executive Officer.

      Annual Incentives: Mr. Cron received an annual cash performance bonus of $746,250 with respect to fiscal 2005.
      Long-Term Incentives: Under the long-term incentive program for the one-year performance cycle ended March 31, 2005, the Company’s relative TSR performance resulted in the grant of the “fair market value” options and “premium priced options” set forth under “Option Grants in Last Fiscal Year” and in the grant of restricted stock set forth in the Summary Compensation Table. Although stock options awarded to executives pursuant to the long-term incentive program for the one-year performance cycle ended March 31, 2005 generally provided for expiration within 30 days following the termination of an executive’s employment, the Compensation Committee determined at the time of grant that Mr. Cron’s options be exercisable for a period of five years following the termination of his employment with the Company in order to allow Mr. Cron a reasonable amount of time to exercise the options.
      Other Compensation: During his tenure as interim Chief Executive Officer, Mr. Cron was reimbursed $2,000 per month for office space he leased outside of the Company’s offices, including a gross-up for taxes for such amounts. He was also granted 52,780 restricted stock units and options to purchase 83,845 shares of the Company’s Common Stock which vested when Mr. Swainson was appointed as the new Chief Executive Officer and which remain exercisable for their ten-year term. Additionally, Mr. Cron was awarded a special performance bonus of $500,000 on February 9, 2005 in recognition of his service as interim Chief Executive Officer of the Company.
      Sanjay Kumar resigned as chairman, Chief Executive Officer, and a director of the Company on April 21, 2004. Thereafter, he assumed the role of Chief Software Architect until his resignation from the Company effective June 30, 2004. Mr. Kumar was subsequently indicted by the United States Attorney’s Office for the Eastern District of New York and the United States Securities and Exchange Commission for various violations of federal securities laws.
      Base Salary: Prior to his resignation, Mr. Kumar received a base salary in the amount of $250,000.
      Annual Incentives: Mr. Kumar received no such compensation from the Company for fiscal 2005.
      Long-Term Incentives: Mr. Kumar received no such compensation from the Company for fiscal 2005.
      Other Compensation: Prior to his resignation, Mr. Kumar received a $3,000 car allowance for fiscal 2005, as well as use of the corporate aircraft (as disclosed in the Summary Compensation Table). In addition, in connection with Mr. Kumar’s resignation as an employee effective June 30, 2004, the Company agreed to continue providing Mr. Kumar with (1) telephone and network connections and support; and (2) certain home security services, at an annual cost to the Company of approximately $9,000. The Company also agreed to provide Mr. Kumar with off-premises office space and one assistant. On September 22, 2004, following announcements concerning the resolution of investigations of the Company by the United States Attorney’s Office for the Eastern District of New York and the United States Securities and Exchange Commission, and the indictment of Mr. Kumar, the Company notified counsel to Mr. Kumar that these benefits were being revoked.
      In addition, the Company agreed to provide Mr. Kumar and his family with medical insurance for a period of up to 20 years, subject to revocation under certain circumstances. The annual cost of this benefit is currently approximately $14,000; however, future costs will be dependent upon claims activity, insurance costs and other factors. The Company will also make Mr. Kumar whole for his income tax obligations related to continued medical insurance. These benefits have not been revoked.
Deductibility of Compensation
      Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other four highest-paid executive officers unless this compensation qualifies as “performance-based.” For purposes of Section 162(m), compensation derived from the exercise of stock options generally qualifies as “performance-based.” In addition, the Company generally intends that incentive compensation for fiscal 2006 paid in cash or in the form of restricted stock or restricted stock units or performance shares, qualify as performance-based. However, the Compensation Committee is not precluded from approving annual, long-term or other compensation arrangements that do not qualify for tax deductibility under Section 162(m), and a portion of Mr. Swainson’s initial compensation pursuant to his employment contract may not qualify.

SUBMITTED BY THE COMPENSATION
AND HUMAN RESOURCE COMMITTEE
Lewis S. Ranieri, Chair
Gary J. Fernandes
Jay W. Lorsch
William E. McCracken

STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total return of the Common Stock (using the closing price on the NYSE at March 31, 2005, the last trading day of the Company’s 2005 fiscal year, of $27.10) with the Standard & Poor’s Systems Software Index* and the Standard & Poor’s 500 Index during the fiscal years 2001 through 2005 assuming the investment of $100 on March 31, 2000 and the reinvestment of dividends.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG COMPUTER ASSOCIATES INTERNATIONAL, INC., THE S&P 500 INDEX
AND THE S&P SYSTEMS SOFTWARE INDEX
Total Return Data

	3/31/00	3/31/01	3/31/02	3/31/03	3/31/04	3/31/05

Computer Associates International, Inc.	100	46.08	37.17	23.32	46.01	46.55
S&P Systems Software Index	100	47.24	48.78	38.47	43.06	45.98
S&P 500 Index	100	78.32	78.51	59.07	79.82	85.16

*	The Standard & Poor’s Systems Software Index is composed of the following companies:
Adobe Systems, Inc.
BMC Software, Inc.
Computer Associates International, Inc.
Microsoft Corporation
Novell, Inc.
Oracle Corporation
Symantec Corporation
Veritas Software Corporation

PROPOSAL 2 — RATIFICATION OF CHANGE IN CONTROL SEVERANCE POLICY
      On October 18, 2004, the Board of Directors of the Company, on the recommendation of the Compensation and Human Resource Committee of the Board of Directors, approved, subject to ratification by stockholders, a change in control severance policy (the “Policy”) that covers such senior executives of the Company as the Board of Directors may designate from time to time. Currently, thirteen executives of the Company are covered by the Policy and, currently, an approximate total of 33 senior executives are eligible to participate, subject to the Board’s discretion.
      The Policy provides for certain payments and benefits to participating senior executives in the event that, following a change in control or potential change in control of the Company, a covered executive’s employment is terminated either without cause by the Company or for good reason by the executive. The amount of the severance payment would range from 1.00 to 2.99 times an executive’s annual base salary and bonus as determined from time to time by the Board of Directors, as specified in Schedules A, B and C to the Policy. Participating senior executives are listed on Schedule A, B, or C solely at the Board’s discretion. The Board may add or remove any senior executive from Schedule A, B, or C and change participation in the Policy at any time, except that a participant may not be removed from Schedule A, B, or C without his or her prior written consent within two years after a change in control, or within the period beginning three months prior to a potential change in control and ending on the termination of the agreement that constituted the potential change in control.
      Within two years of a change in control, the Policy may not be amended or terminated by the Board in any manner which is materially adverse to the interests of a Schedule A, B, or C participant without such participant’s prior written consent. Any terminations or amendments to the Policy within the period beginning three months prior to a potential change in control and ending on the termination of the agreement that constituted the potential change in control, that are adverse to the interests of a Schedule A, B, or C participant without such participant’s prior written consent, are void. Other than the restrictions discussed in this paragraph, the Board may amend or terminate the Policy at any time without stockholder approval.
      The Named Executive Officers participating in the Policy are eligible for the following benefits: The Company’s President and Chief Executive Officer, John A. Swainson, and the Company’s Chief Operating Officer, Jeff Clarke, are both Schedule A participants in the Policy and, thus, each would be entitled to a severance payment equal to 2.99 times their respective annual base salaries and bonuses; Greg Corgan and Gary Quinn, as Schedule B participants, would each be entitled to a severance payment equal to 2.00 times their respective annual base salaries and bonuses; and Russell Artzt would be entitled to a severance payment equal to 1.00 times his annual base salary and bonus. The Policy also provides the following additional benefits: (a) pro-rated target bonus payments for the year of termination, (b) a payment equaling the cost of 18 months’ continued health coverage, (c) one year of outplacement services, (d) if applicable, certain relocation expenses, and (e) payments to make the executive whole with respect to excise taxes under certain conditions. Under the Policy, a “change in control” would include, among other things, (a) the acquisition of 35% or more of the Company’s voting power, (b) a change in a majority of the incumbent members of the Company’s Board of Directors, (c) the sale of all or substantially all the Company’s assets, (d) the consummation of certain mergers or other business combinations, and (e) stockholder approval of a plan of liquidation or dissolution.

      The following table shows the benefits allocated to each of these executives upon a change of control of the Company, as of the end of fiscal 2005:
Change in Control Severance Policy (New Plan Benefits)

Name and Position	Dollar Value ($)**	Number of Units

John A. Swainson (President and Chief Executive Officer)	5,980,000	N/A
Kenneth D. Cron (Interim Chief Executive Officer, April 23, 2004 - February 2005)	0	N/A
Sanjay Kumar (Chief Executive Officer, April 1, 2004 - April 21, 2004)	0	N/A
Russell M. Artzt (Executive Vice-President of Products)	1,450,000	N/A
Jeff Clarke (Executive Vice-President and Chief Operating Officer)	4,634,500	N/A
Gregory W. Corgan (Executive Vice-President of Worldwide Sales)	2,600,000	N/A
Gary Quinn (Executive Vice-President of Partner Advocacy and Indirect Sales)	2,100,000	N/A
Executive Officer Group	24,929,000	N/A
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group	1,800,000	N/A

**	For purposes of this calculation, the dollar values have been determined by multiplying the multiple set forth in the applicable schedule (2.99, 2 or 1) by the sum of the participant’s fiscal 2006 base salary and fiscal 2006 target annual incentive amount. We note, however, that in the event of a change in control (as defined in the Policy), the dollar value would be calculated by multiplying the applicable multiple by the sum of the then-current base salary and the higher of the then-current annual incentive target or the average of actual bonuses over the prior three years. These numbers do not include the value of the additional benefits provided under the Policy, as described above.
      The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the Policy (including the schedules and exhibits thereto), a copy of which is filed as Exhibit E hereto, and is incorporated by reference herein.
      The Board of Directors believes this Policy will secure the continued services of covered executives of the Company and ensure such executives’ continued dedication to their duties in the event of any threat or occurrence of a change in control. If stockholders do not ratify the Policy, the Policy will be terminated immediately after the Annual Meeting of Stockholders and the Policy will not have any effect. However, the Company will establish change in control terms for specific employees, pursuant to their individual employment agreements, on a basis no less favorable to such employees as are set forth in the Policy.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE CHANGE IN CONTROL SEVERANCE POLICY AS SET FORTH IN PROPOSAL 2.
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
      KPMG LLP was the independent registered public accountants (independent auditor) for the Company for the 2005, 2004 and 2003 fiscal years and has been appointed by the Audit and Compliance Committee to serve in that capacity for the 2006 fiscal year.
      Although the Company’s By-laws do not require the submission of the selection of its independent registered public accountants to the stockholders for approval or ratification, the Audit and Compliance Committee considers it desirable to obtain the views of the stockholders on that appointment. In the event that the stockholders fail to ratify the appointment of KPMG LLP, the Audit and Compliance Committee may reconsider its selection of the firm as the Company’s independent registered public accountants for the year ending March 31, 2006.
      A representative of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.
Audit and Other Fees Paid to KPMG LLP
      The fees billed or expected to be billed by KPMG LLP for professional services rendered for the fiscal years ended March 31, 2005 and March 31, 2004 are reflected in the following table:

Fee Category	Fiscal 2005 Fees		Fiscal 2004 Fees

Audit Fees	$10,990,000	(1)	$6,789,000
Audit-Related Fees	230,000		123,000
Tax Fees	33,000		140,000
All Other Fees	4,000		46,000
Total Fees	$11,257,000		$7,098,000

(1)	Includes $5,888,000 for fees associated with the audit work performed on the Company’s internal control over financial reporting.
Audit Fees
      Audit fees relate to audit work performed in connection with the audit of the Company’s financial statements for 2005 and 2004 included in the Company’s annual reports on Form 10-K, the audit of the effectiveness of the Company’s internal control over financial reporting for 2005, the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for 2005 and 2004, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters to underwriters and lenders, statutory audits of foreign subsidiaries, consent letters, discussions surrounding the proper application of financial accounting and/or reporting standards, services related to the ongoing investigation by the United States Attorney’s Office for the Eastern District of New York and the staff of the Northeast Regional Office of the SEC concerning the Company’s accounting practices and the audit of the Company’s restated financial statements announced in 2004 and 2005.
Audit-Related Fees
      Audit-related fees are for assurance and related services that are traditionally performed by the independent auditor, including employee benefit plan audits and special procedures required to meet certain regulatory requirements. In fiscal 2005, the $230,000 of audit-related fees primarily reflected services in connection with the issuance of a comfort letter related to the offering circular for the $500,000,000 4.750% Senior Notes due 2009 and the $500,000,000 5.625% Senior Notes due 2014.
Tax Fees
      Tax fees reflect all services, except those services specifically related to the audit of the financial statements, performed by the independent auditor’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting.

All Other Fees
      All other fees represent fees for miscellaneous services other than those described above.
      The Audit and Compliance Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG LLP.
Audit and Compliance Committee Pre-Approval Policies and Procedures; Audit and Compliance Committee Charter
      The Audit and Compliance Committee has adopted policies and procedures requiring Audit and Compliance Committee pre-approval of the performance of all audit, audit-related and non-audit services (including tax services) by our independent registered public accountants. The Audit and Compliance Committee may consult with management in determining which services are to be performed, but may not delegate to management the authority to make these determinations. The Committee has also delegated to its Chairman the authority to pre-approve the performance of audit, audit-related and non-audit services by our independent registered public accountants if such approval is necessary or desirable in between meetings, provided that the Chairman must advise the Committee no later than its next scheduled meeting.
      The Board of Directors and the Committee have adopted a written charter for the Committee, a copy of which is attached hereto as Exhibit B.
Audit and Compliance Committee Financial Expert
      The Board has determined that Walter P. Schuetze qualifies as an “Audit and Compliance Committee Financial Expert” and is independent under applicable SEC and NYSE rules.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.
AUDIT AND COMPLIANCE COMMITTEE REPORT
General
      As noted above, the Audit and Compliance Committee’s general purpose is to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and internal controls, (2) the qualifications and independence of the Company’s independent auditor (including its engagement), (3) the performance of the Company’s internal audit function and its independent auditor, and (4) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting and ethical obligations.
      The Audit and Compliance Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended March 31, 2005. In addition, the Audit and Compliance Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications With Audit Committees.” The Audit and Compliance Committee has received from its independent registered public accountants the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (“Independence Discussions with Audit and Compliance Committees”) and has discussed with its independent registered public accountants its independence.
      The Audit and Compliance Committee discusses with the Company’s independent registered public accountants the overall scope and plans for its audit. The Audit and Compliance Committee meets with the independent registered public accountants, with and without management present, to discuss the results of its examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit and Compliance Committee also meets with members of the Company’s internal audit department as part of its regular meetings.

      Based upon the Audit and Compliance Committee’s discussions with management and the independent registered public accountants referred to above and the Audit and Compliance Committee’s review of the representations of management and the written disclosures of the independent registered public accountants to the Audit and Compliance Committee, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005.
Status of the Company’s Compliance with the Deferred Prosecution Agreement and Final Consent Judgment
      On September 22, 2004, the Company reached agreements with the USAO and the SEC by entering into a Deferred Prosecution Agreement (the “DPA”) with the USAO and consenting to the entry of a Final Consent Judgment in a parallel proceeding brought by the SEC (the “Consent Judgment”, and together with the DPA, the “Agreements”). The Federal Court approved the DPA on September 22, 2004, and entered the Final Consent Judgment on September 28, 2004. The Agreements resolve the USAO and SEC investigations (that had commenced in 2002) into certain of the Company’s past accounting practices, including its revenue recognition policies and procedures and obstruction of those investigations as outlined in the DPA.
      Under the Agreements, the Company is required to include a report of the Audit and Compliance Committee in each of its annual proxy statements issued during the term of the DPA describing the Company’s efforts to comply with the DPA and to implement recommendations of the Independent Examiner (described below) regarding best-in-class corporate compliance and ethics programs. The Independent Examiner was appointed on March 16, 2005. Under the terms of the DPA, his first report containing recommendations is due to be filed on or about September 16, 2005. Accordingly, this report of the Audit and Compliance Committee will outline the status of the Company’s compliance with the Agreements. For a description of the Independent Examiner’s activities since his appointment on March 16, 2005, see discussion below.
      Continuing Cooperation. Under the Agreements, the Company is required to continue to cooperate fully and actively with the USAO, the Federal Bureau of Investigation and the SEC (the “Investigative Entities”) and any other designated governmental agency regarding any matter about which the Company has knowledge or information. The Company has continued its cooperation with the Investigative Entities by providing information, documents, analyses, and access to Company employees as requested by the Investigative Entities and at the Company’s own initiative. The Company believes it is currently in full compliance with this ongoing commitment, which, under the terms of the DPA, expires at the later of the expiration of the DPA or the completion or cessation of any investigation, criminal prosecution or civil proceeding by any of the Investigative Entities relating to the conduct referred to in the DPA.
      Restitution Fund. In addition to the payment of compensation to current and former Company stockholders in connection with the settlement of certain civil litigation in August 2003, the Company is required under the Agreements to pay an additional $225 million for purposes of restitution to current and former Company stockholders who suffered losses because of the conduct of certain former Company officers and employees referred to in the Agreements and described more specifically in exhibits to the DPA, by depositing monies into a “Restitution Fund” to be administered by a Fund Administrator and distributed under a plan (the “Restitution Plan”) to be approved by the Federal Court. The Company created the Restitution Fund by depositing $75,000,000 into an account with a financial institution. The Company is required to make a second deposit of $75,000,000 into the Restitution Fund on or about September 16, 2005, and a third deposit of $75,000,000 on or about March 16, 2006. Pursuant to the Agreements, the Company proposed and the USAO accepted, on or about November 4, 2004, the appointment of Kenneth R. Feinberg as Fund Administrator. Also pursuant to the Agreements, Mr. Feinberg submitted to the USAO on or about June 28, 2005, a “Plan of Allocation for the Restitution Fund” (the “Plan”). The Plan must be approved by the USAO and by the Federal Court.
      Independent Directors. In addition to former SEC Commissioner Laura Unger, the Agreements require that by December 31, 2005, the Company add a minimum of two new independent directors to its Board of

Directors so that no less than two-thirds of the members of the Company’s Board of Directors will be independent directors. The Company added two new independent directors, William McCracken on February 1, 2005 and Ron Zambonini on April 11, 2005, to its Board of Directors. The Company now has twelve directors of whom nine are independent (refer to the information under the heading “Nominees” with respect to the Company’s findings of independence with respect to its directors).
      Compliance Committee. The DPA requires that by December 31, 2005, the Company establish a Compliance Committee of the Board of Directors either as a separate committee or as part of a reconstituted Audit and Compliance Committee, to examine the Company’s Internal Audit functions and the compliance functions within the Company’s Legal and Finance Departments, including compliance with the terms and conditions of the DPA. On February 1, 2005, the Company changed the name of the Audit Committee of the Board of Directors to the Audit and Compliance Committee of the Board of Directors and amended the Committee’s charter. The amended charter provides that the Audit and Compliance Committee shall have responsibility for the oversight of the Internal Audit Department as well as compliance oversight responsibilities including the monitoring and examining of the compliance function within the Company’s finance and legal departments including compliance with agreements between the Company and governmental agencies other than routine agreements entered into in the ordinary course of business. Additionally, pursuant to the amended charter, the Audit and Compliance Committee is responsible to include this report in the Company’s Proxy Statement and to post this report on its website.
      Executive Disclosure Committee. The Agreements require that by December 31, 2005, the Company establish a new Disclosure Committee composed of the Company’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer, Chief Accounting Officer and General Counsel that will meet and confer, under the direction of a duly elected chairperson, prior to significant filings with the SEC and the issuance of significant press releases. In early 2005, the Company prepared plans to form a disclosure committee, and in May 2005, implemented such plans by forming and activating its Executive Disclosure, Risk Oversight and Compliance Committee (the “EDROCC”). Its membership consists of the Company’s Chief Executive Officer (who serves as the EDROCC’s Chairman), Chief Operating Officer, Chief Financial Officer, General Counsel, Corporate Controller, Chief Accounting Officer, Chief Compliance Officer and the Treasurer. A member of the Company’s Worldwide Law Department serves as EDROCC’s coordinator. Other attendees of the EDROCC meetings have included the Company’s Head of Internal Audit, Head of Corporate Communications, Head of Human Resources and the Deputy General Counsel as well as the engagement partner of the Company’s independent auditors. Pursuant to its charter, the EDROCC is responsible, prior to filing, to meet to discuss and review the Company’s draft Quarterly Reports on Form 10-Q, the Company’s Annual Reports on Form 10-K, Proxy Statements, earnings press releases, and other significant press releases. As of the date of this Proxy Statement, the EDROCC had met to discuss and review the Company’s earnings press release for the quarter and fiscal year ended March 31, 2005 and a related Form 8-K, the filing of a Form 12b-25, the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005, this Proxy Statement and the earnings press release for the quarter ended June 30, 2005. A meeting to discuss and review the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 has been scheduled but has not yet taken place as of the filing of this Proxy Statement.
      The EDROCC is supported by the Company’s Disclosure Operating Committee (“DOC”), formed simultaneously with the EDROCC and consisting of the Corporate Controller, Chief Accounting Officer, Treasurer and several key U.S. and international members of the Finance Department. The committee is co-chaired by the Corporate Controller and Deputy General Counsel. As part of its efforts to enhance its disclosure processes the Company has also created a network of sub-certifiers, whose assignments are to review and comment on disclosure items contained in the portions of certain key disclosure documents that are relevant to their work at the Company, and to certify in writing as to the document’s accuracy and completeness to the best of the sub-certifiers’ knowledge. The DOC has reviewed each of the matters referred to above which were reviewed by the EDROCC.
      Compliance and Ethics Inquiries. In addition to the requirement to include a report of the Audit and Compliance Committee in each annual proxy statement issued during the term of the DPA describing the

Company’s efforts to comply with the Agreements, the Agreements require that by December 31, 2005, the Company establish enhanced procedures providing for improved shareholder, community and governmental communications with the Company and its Board of Directors including procedures to ensure that all inquiries raised by government entities, or by the Company’s shareholders, customers, suppliers and employees, regarding compliance and ethics matters receive prompt review, including reporting of such matters, as appropriate, to the Audit and Compliance Committee and, where appropriate, the full Board of Directors.
      The Company’s Board of Directors has established a process to receive communications from stockholders and other interested parties, which would include customers, suppliers and employees. Such parties may contact any member or members of the Board or any committee, the non-employee directors as a group, or the Chair of any committee, by mail or electronically. Any such correspondence should be addressed to the appropriate person or persons (either by name or by title) and sent by regular mail to the Company’s Corporate Secretary at One Computer Associates Plaza, Islandia, New York 11749, or by e-mail to directors@ca.com. The charter of the Audit and Compliance Committee also gives the Committee responsibility for: (1) the oversight of the adoption and maintenance of procedures to ensure that all inquiries raised by government entities, or by stockholders, customers, suppliers and employees, regarding compliance and ethics matters receive prompt review by or under the authority of the Chief Compliance Officer, including, as appropriate, the reporting of such matters to the Committee and the Board; and (2) oversight of the establishment and maintenance of a written plan designed to ensure the improvement and ongoing effectiveness of communications with all governmental agencies engaged in inquiries or investigations of the Company. The Company is currently in the process of drafting and finalizing a policy for communications with governmental agencies. Additionally, for employees, in March 2005, the Company established enhanced procedures for the operation of the Company’s Compliance and Ethics Helpline and posted instructions for its use on its website in the same location as the link for the Company’s Code of Ethics. In April 2005, a Company-wide announcement of this Helpline as well as the availability of frequently asked questions regarding its usage and other contact information for questions was circulated to every employee in the Company. The Company’s Chief Compliance Officer maintains a log of complaints or inquires that come to the Company’s attention for matters arising through the Helpline and for matters arising through the directors@ca.com website and other means, including anonymous correspondence. The Chief Compliance Officer reviews the issues raised through these methods and the status of any related investigative or remedial actions by the Company with the Audit and Compliance Committee on a regular basis.
      Records Management. The Agreements require that by December 31, 2005, the Company establish new comprehensive records management policies and procedures, as well as testing programs to ensure compliance with such policies and procedures. In November 2004, the Company hired a Director, Records & Information Management, reporting directly to the Chief Compliance Officer. Comprehensive records management policies and procedures are in the drafting stage and are expected to be finalized before December 31, 2005.
      Revenue Recognition. The Agreements require that by December 31, 2005, the Company take steps to implement best practices with respect to the recognition of software license revenue, including enhanced quarter-end contract cut-off procedures. The Company utilizes a subscription based software licensing and revenue recognition model that recognizes revenue on a pro rata basis over the term of the software contract. The Company considers this business model and the revenue recognition method it accommodates to be “best practice” in the software industry which in large part has as standard practice an up-front perpetual licensing and revenue recognition model with optional maintenance for subsequent years. The Company also has established improved contract cut off policies and procedures, and is working to further enhance these policies and procedures, to ensure that all contracts are received, reviewed and countersigned and that applicable revenue recognition criteria are met prior to any recognition of revenue. Firm administrative cut off times are posted and followed for each month end and systems have been, and are being, implemented to provide tight control and documentation of contract receipt as well as evidence of product shipment.
      Ethics and Compliance. The Agreements require that by December 31, 2005, the Company (a) establish a comprehensive ethics and compliance training program for all employees designed to minimize the possibility of future violations of the Federal securities and other laws; (b) appoint an independent, senior level Chief Compliance Officer, after consultation with the USAO, who will report directly to both the Audit and Compliance Committee and the General Counsel; and (c) amend the Company’s senior executive compensation plans to add an enhanced component to the Company’s performance-based programs tied to the establishment and maintenance of high ethical and compliance standards throughout the Company.
      In January 2005, after consultation with the USAO, the Company hired Patrick J. Gnazzo as its Chief Compliance Officer. Mr. Gnazzo reports to both the General Counsel and the Audit and Compliance Committee. The charter for the Company’s Audit and Compliance Committee specifies that the Committee is responsible for oversight of the establishment and maintenance of a comprehensive compliance and ethics program, including an ethics and compliance training program for all employees, designed to minimize the possibility of violations of the federal securities and other laws by the Company. The Company requires that all employees complete ethics training courses within one year of their hire date. Also, Mr. Gnazzo has presented to the Audit and Compliance Committee proposed changes to these training courses.
      With respect to the Company’s senior executive compensation plans, for awards relating to fiscal 2005, the Compensation and Human Resource Committee had discretion to reduce executive annual and long-term performance bonuses, without limitation, for any reason. With respect to fiscal 2006, the Compensation and Human Resource Committee continues to have discretion to reduce annual and long-term performance bonuses for any reason. The executive awards expressly provide that in exercising their discretion the Compensation and Human Resource Committee will consider, among other things, the executive’s contribution to the establishment and maintenance of high ethical and compliance standards throughout the executive’s organization and, in general, throughout the Company. For example, the Compensation and Human Resource Committee considers whether the executive has taken any proactive measures to promote ethical and compliance standards within his or her organization during the performance period. In addition, a mandatory 10% reduction of an executive’s target annual performance bonus will be applied if such executive fails to complete Company-wide ethics training by the deadline imposed by the Company.
      Finance Department. The Agreements require that by December 31, 2005, the Company reorganize its Finance Department, including, but not limited to, the appointment of a Corporate Controller, a Chief Accounting Officer, and a Financial Controller for each of the Company’s primary business functions — Direct Sales, Indirect Sales, Development and Services, or their successors. Under the DPA, the Corporate Controller and Chief Accounting Officer are to report to the Chief Financial Officer, but are also to communicate directly, as appropriate, with the Board of Directors and the Company’s Independent Auditors. In March 2004, the Company appointed Douglas Robinson Corporate Controller, and in July 2004 the Company appointed Robert Cirabisi Chief Accounting Officer. Mr. Robinson and Mr. Cirabisi communicate directly with the Audit and Compliance Committee of the Board and the independent auditors. In April 2004, the Company hired a new Chief Financial Officer, Jeff Clarke. Mr. Clarke was subsequently promoted to Chief Operating Officer but retained the Chief Financial Officer title until February 2005, at which time the Company hired Robert Davis as Chief Financial Officer. The Company has also created financial positions reporting directly to the Company’s Chief Financial Officer within the business functions to provide additional financial controls and guidance including: a Business Unit Controller for Worldwide Sales; a Business Unit Controller for Indirect Sales; and a Business Unit Controller for Development. Additionally, a Business Unit Controller for Professional Services has been hired; a new Business Unit Controller for North American Sales has been appointed; a new head of Sarbanes-Oxley Section 404 compliance regarding the Company’s internal controls was hired; a Senior Vice President Finance Processes position was created and staffed; and a Senior Manager for Financial Policies, Procedures and Training was hired.
      Enterprise Resource Planning System. The Agreements require that by December 31, 2005, the Company begin the process of implementing an improved worldwide financial and enterprise resource planning (“ERP”) information technology system to improve controls, eliminate errors caused by existing manual processes and enhance the Company’s ability to audit its own systems. In December 2004, the Company announced the transformation of its enterprise resource planning systems globally. As part of the transformation, the Company has selected mySAPtm ERP, SAP’s ERP software. The Company is working with Accenture to assist in the implementation, which will provide in the end state an end-to-end ERP transformation. Releases 1 and 2, which incorporated some test conference room pilots and certain procurement tools, have been rolled out. Release 3, which is a major release of core SAP functionality for North America, is in the build phase and is currently scheduled for implementation during the quarter ended December 31, 2005. Additional releases for the future have been planned which include functionality for Professional Services, Human Resources, Customer Support and Indirect Sales. A rollout for international areas is also in the planning stage.
      Internal Audit Department. The Agreements require that by December 31, 2005, the Company reorganize and enhance its Internal Audit Department, including hiring at least five additional internal auditors. The Company’s Internal Audit Department reports to both the Audit and Compliance Committee and the General Counsel. The Company has significantly increased its budget for Internal Audit for Fiscal Year 2006. In July 2005, the Company hired a new Head of the Internal Audit Department, Mark Loupe, who will commence his employment on August 1, 2005. As has his predecessor, Mr. Loupe will report to the General Counsel and the Audit and Compliance Committee. Also like his predecessor, Mr. Loupe will regularly have the opportunity to meet with the Audit and Compliance Committee outside the presence of Company management. The Company expects that before December 31, 2005, it will have hired at least five additional internal auditors. The Internal Audit Department has recently undertaken a new risk assessment plan with the assistance of Deloitte & Touche.
      Communications with Government Agencies. The Agreements require that by December 31, 2005, the Company establish a written plan designed to ensure the improvement and ongoing effectiveness of communications with all governmental agencies engaged in inquiries or investigations relating to the Company, its subsidiaries or affiliates. In such plan, the Company is required to address, consider and include: (a) regular reporting by the Company’s management and outside and internal counsel to the Audit and Compliance Committee and, as appropriate, the full Board of Directors regarding communications with government agencies engaged in inquiries or investigations relating to the Company; (b) complete and prompt access for government agencies to all Company staff and management; (c) meeting with the Board of Directors or committees thereof upon the request of such governmental agencies engaged in inquiries and investigations of the Company; and (d) training for Company personnel designed to improve communication and cooperation with such governmental agencies engaged in inquiries and investigations of the Company.
      The Company and its internal and external counsel regularly report to the Audit and Compliance Committee regarding matters subject to governmental investigation including continued investigation of past misconduct at the Company related to the DPA. Such matters have been further reported to the Board as necessary. Governmental agencies have been given full and prompt access to the Company’s current staff and management at all times such agencies have made any such requests. To date, no meetings with the Board or its Committees have been requested by any governmental agency, but upon such request, the Company will arrange such meetings. The Company is currently in the process of drafting a policy to meet this requirement of the Agreements.
      Employee Ethics Hotline. The Agreements require that by December 31, 2005, the Company: (a) enhance its current telephone hotline to provide a means for employees to anonymously report any potential violations of law or other misconduct; (b) publicize within the Company the existence and purpose of the hotline and (c) ensure all employees that no negative action will be taken against any employee for making a report through the hotline. In March 2005, the Company established enhanced procedures for calling the Company’s Compliance and Ethics Helpline and posted these instructions on its website in the same location as the link for the Company’s Code of Ethics. In April 2005, a Company-wide announcement of this Helpline as well as the availability of frequently asked questions regarding its usage and other contact information for questions was circulated to every employee in the Company. Retaliation against anyone who reports a matter in good faith is expressly prohibited by Company policy and the availability of using the Helpline anonymously also provides reassurance to any employee fearing retaliation.
      Appointment of the Independent Examiner. The Agreements require that the Company retain and compensate an independent individual or entity (the “Independent Examiner”) to examine the Company’s compliance with the DPA and to examine: (a) the Company’s practices for the recognition of software license revenue; (b) the Company’s internal accounting controls; (c) the Company’s implementation of an improved

ERP information technology system; (d) the Company’s Internal Audit Department; (e) the Company’s ethics and compliance policies; and (f) the Company’s records management policies and procedures. The DPA requires that within six months of appointment, the Independent Examiner issue a written report to the USAO, the SEC and the Company’s Board of Directors making recommendations regarding best practices for the areas specified in (a) through (f) above. The Independent Examiner is to issue written quarterly reports to the USAO, the SEC and the Company’s Board of Directors on the Company’s compliance with the DPA during the remaining term of the Independent Examiner’s appointment. The Independent Examiner shall have reasonable access to all of the Company’s books and records and the ability to meet privately with Company employees.
      Pursuant to the procedure outlined in the DPA, the Company submitted to the USAO and the SEC a proposal setting forth the identity, qualifications and proposed terms of retention of five candidates to act as Independent Examiner. The USAO and the SEC jointly approved three of the candidates and the three approved candidates were jointly submitted to the United States District Court for the Eastern District of New York by the Company, the USAO and the SEC. As a result of this process, on March 16, 2005, Lee S. Richards, III, Esq., of Richards Spears Kibbe & Orbe LLP, was appointed Independent Examiner by the Court. Mr. Richards will serve for a term of 18 months after appointment, unless his term of appointment is extended under conditions specified in the DPA. The March 16, 2005 Order of Appointment provides that neither the Independent Examiner nor the USAO nor the SEC may publicly disclose the Independent Examiner’s reports without prior approval by the Court. The Order also provides that the Company may publicly disclose information contained in the Independent Examiner’s reports to the degree that the reports contain material non-public information that the Company is obligated to disclose.
      The Company has provided Mr. Richards and his team unfettered access to the Company’s employees and records. As of the date of this proxy statement, Mr. Richards and members of his team have met with the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel, Chief Compliance Officer, the Head of Internal Audit as well as a number of employees from the Company’s Finance Department (including Sales Accounting employees) and Sales Department, as well as with the Chairman of the Audit and Compliance Committee. Mr. Richards and his team have also been invited to attend and have attended (either in person or by telephonic conference) meetings of the Company’s Board of Directors, the Audit and Compliance Committee, the Compensation and Human Resources Committee, the Executive Disclosure, Risk Oversight and Compliance Committee, the Disclosure Operating Committee as well as other meetings of the Company’s senior management.
      Availability of the Audit and Compliance Committee Report on the Company’s Website. In addition to the inclusion of this Audit and Compliance Committee Report in this Proxy Statement, this Report will also be available on the Company’s website at ca.com/governance/audit/report.pdf.
      The Company continues to cooperate fully with the Department of Justice, SEC, and Independent Examiner in accordance with the DPA and the Final Consent Judgment.

SUBMITTED BY THE AUDIT AND
COMPLIANCE COMMITTEE
Walter P. Schuetze, Chairman
Alfonse M. D’Amato
Robert E. LaBlanc
Laura S. Unger
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE 2002 INCENTIVE PLAN
      The Company’s 2002 Incentive Plan (the “2002 Plan”) was effective as of April 1, 2002 and amended and restated effective as of March 31, 2004. On May 20, 2005, the Compensation and Human Resource Committee (the “Compensation Committee”) of the Company adopted amendments to the 2002 Plan, subject to stockholder approval of such amendments. The Compensation Committee believes that these amendments are in the best interests of the Company and its stockholders.
      The first amendment relates to the limitations on shares that may be issued pursuant to certain types of awards. As described in more detail below, the 2002 Plan provides that Annual Performance Bonuses, Long-Term Performance Bonuses, stock options, both non-qualified and incentive, Restricted Stock, and other Equity-Based Awards to purchase up to 45,000,000 shares of Company Common Stock may be granted to select employees and consultants. The 2002 Plan now provides that the total number of shares that may be issued from such aggregate limit of 45,000,000 shares in connection with Long-Term Performance Bonuses, Restricted Stock Awards and other Equity-Based Awards shall not exceed 5,000,000 shares of Company Common Stock. Stockholders are being asked to approve an amendment to the 2002 Plan that will modify the provision so that up to 10,000,000 shares may be issued from and after the date of the 2005 Annual Meeting of Stockholders pursuant to awards that are not stock options or stock appreciation rights with exercise prices at least equal to fair market value on the date of grant. This amendment will not increase the total number of shares authorized for issuance under the 2002 Plan.
      The 2002 Plan is intended to enable the Company to achieve superior financial performance, as reflected in the performance of its Common Stock and other key financial or operating indicators by providing incentives and rewards to certain employees and consultants who are in a position to contribute materially to the success and long-term objectives of the Company, aiding in the recruitment and retention of outstanding employees and providing employees and consultants an opportunity to acquire or expand equity interests in the Company, thus aligning the interests of such employees and consultants with those of the Company’s stockholders. Management and the Compensation Committee believe that the granting of awards pursuant to the 2002 Plan will give well-qualified employees and consultants an additional inducement to remain in the service of the Company and provide them with an increased incentive to work for the Company’s success. To enable the Company to continue to grant awards in furtherance of the purposes and objectives of the 2002 Plan, the Compensation Committee recommends that the stockholders approve the proposed change to the limitations on the number of shares available for issuance for certain types of awards other than stock options and stock appreciation rights.
      Second, stockholders are being asked to approve an amendment to the 2002 Plan that will include billings growth and customer satisfaction as performance measures. This change to the 2002 Plan will increase the number of performance-based goals under the 2002 Plan that are available to the Compensation Committee in developing performance targets and awarding compensation that may be deductible to the Company as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code limits the Company’s deduction for compensation in excess of $1,000,000 paid to certain “covered employees” unless it is “qualified performance-based compensation” (each, within the meaning of Section 162(m) of the Code). Notwithstanding the adoption of the amendments to the 2002 Plan by stockholders, the Company reserves the right to pay its employees, including recipients of awards under the 2002 Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Code.
      Finally, stockholders are being asked to approve an amendment to the 2002 Plan that will modify the performance measure “Net Income” to read “Net Income, as adjusted.” The Compensation Committee believes this measure is a better indicator of Company performance and, accordingly, it recommends stockholder approval of the aforementioned amendments to the performance measures of the 2002 Plan.
      If stockholders do not approve the aforementioned amendments to the 2002 Plan, the Company will continue to operate under the existing 2002 Plan that has been previously approved by stockholders.
Summary of the 2002 Plan
      The following is a summary of the material terms and provisions of the 2002 Plan, as amended, and of certain tax effects of participation in the 2002 Plan. This summary is qualified in its entirety by reference to the complete text of the 2002 Plan, which is attached hereto as Exhibit F. Any capitalized terms that are used but not defined in this summary have the meaning set forth in the 2002 Plan.

      Plan Administration. The 2002 Plan is administered by the Compensation Committee and those persons authorized by the Compensation Committee to administer the 2002 Plan on its behalf. The Compensation Committee determines the persons who are eligible to receive Awards, the number of Shares subject to an Award and the terms and conditions of such Awards. The Compensation Committee has the authority to interpret the provisions of the 2002 Plan and of any Awards granted thereunder and to waive or amend the terms or conditions of Awards granted under the 2002 Plan (although the 2002 Plan’s prohibition on Stock Option repricing cannot be waived). Further, the Compensation Committee establishes Performance Measures in connection with Awards, including Qualified Performance Awards granted under the 2002 Plan.
      Eligibility. In general, each of the approximately 16,000 Employees of the Company and its consolidated subsidiaries, except seasonal and temporary employees, are eligible to receive Annual Performance Bonuses, Long-Term Performance Bonuses, Nonqualified Stock Options, Incentive Stock Options, Restricted Stock and Other Equity-Based Awards under the 2002 Plan. Consultants to the Company, of which there are currently approximately 35, will be eligible only to receive Nonqualified Stock Options and Other Equity-Based Awards under the 2002 Plan. To be eligible to receive an Award, a Consultant must be a natural person who has contracted directly with the Company to provide bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Compensation Committee in its discretion will determine all questions regarding eligibility to receive Awards under the 2002 Plan, and the selection of Participants from those individuals, who are eligible to receive Awards.
      Performance Bonuses. The 2002 Plan provides for the award of Annual Performance Bonuses that are payable entirely in cash and Long-Term Performance Bonuses that are payable either in cash or in Shares of Restricted Stock, Fair Market Value Stock Options and/or Premium-Priced Options. To the extent that a Long-Term Performance Bonus is paid in Shares of Restricted Stock and/or Stock Options, the number of Shares of Restricted Stock payable and/or the number of Stock Options granted will be based on the Fair Market Value of a Share on the date of grant, subject to reasonable Restricted Stock discount factors and/or Stock Option valuation methodology that the Compensation Committee may choose to apply. Unless the Compensation Committee determines otherwise, Restricted Stock awarded in connection with a Long-Term Performance Bonus will vest in equal installments on each of the first three anniversaries of the end of the applicable Performance Cycle (or date of grant, in the case of Awards that are not Qualified Performance Awards). Unless the Compensation Committee determines otherwise, one-third of the Shares subject to a Stock Option awarded in connection with a Long-Term Performance Bonus will become exercisable in equal installments on each of the first three anniversaries of the date of grant.
      The maximum amount of any Annual Performance Bonus that may be paid to any one Participant under the 2002 Plan during any fiscal year of the Company is $10,000,000. The maximum amount of any Long-Term Performance Bonus in the form of Restricted Stock that may be awarded to any one Participant under the 2002 Plan during any fiscal year of the Company is $20,000,000, subject to the 1,000,000 Share “cap” on Restricted Stock discussed under “Restricted Stock” below.
      Annual Performance Bonuses and/or Long-Term Performance Bonuses under the 2002 Plan may be awarded to any Employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms and conditions of Annual Performance Bonuses and Long-Term Performance Bonuses. However, Annual Performance Bonuses and Long-Term Performance Bonuses designated as Qualified Performance Awards are subject to the following terms and conditions:

•	Performance Cycles. Annual Performance Bonuses designated as Qualified Performance Awards will be awarded in connection with a 12-month Performance Cycle, which will correspond to the Company’s fiscal year. Long-Term Performance Bonuses designated as Qualified Performance Awards will be awarded in connection with a Performance Cycle of at least one fiscal year. The Compensation Committee must establish the length of the Performance Cycle for Long-Term Performance Bonuses within the Qualified Performance Award Determination Period.

•	Performance Measures. The amount of any Annual Performance Bonus and/or Long-Term Performance Bonus designated as a Qualified Performance Award payable to an Employee under the 2002

Plan will be determined by reference to the degree of attainment of one or more Performance Measures selected by the Compensation Committee to measure the level of performance of the Company during the applicable Performance Cycle. Performance Measures that the Compensation Committee may select under the 2002 Plan include:

•	Net Operating Profit After Taxes;

•	Net Operating Profit After Taxes, Per Share;

•	Return on Invested Capital;

•	Total Shareholder Return;

•	Relative Total Shareholder Return (as compared against a peer group of the Company, which, unless otherwise specified by the Compensation Committee, will be determined in reference to the Standard & Poor’s Systems Software Index, excluding the Company);

•	Earnings per Share;

•	Net Income, as adjusted;

•	Cash Flow;

•	Cash Flow Per Share;

•	Revenue (or any component thereof);

•	Revenue Growth;

•	Share Performance;

•	Relative Share Performance;

•	Billings Growth; and/or

•	Customer Satisfaction.
      Within the Qualified Performance Award Determination Period, the Compensation Committee will establish, in writing, the Performance Measure(s) that will apply to the applicable Performance Bonuses for that Performance Cycle. The Performance Measures selected by the Compensation Committee will be applied (to the extent applicable) using generally accepted accounting principles in the United States, on either a pre-tax or after-tax basis, as determined by the Compensation Committee at the time the Performance Measures are established.

•	Target Awards and Payout Formulas. For each Performance Bonus designated as a Qualified Performance Award, within the Qualified Performance Award Determination Period, the Compensation Committee will set a target Annual Bonus and/or Long-Term Performance Bonus for each eligible Employee and, for each form of Bonus, will establish an objective payout formula. The payout formula for each form of bonus will set the minimum level of performance attainment that must be achieved on the applicable Performance Measure(s) before any of that Performance Bonus becomes payable, and the percentage (which can range between 0% and 200%) of the applicable target Bonus award that will become payable upon attainment of various levels of performance in excess of the minimum required amount.

•	Compensation Committee Discretion. The Compensation Committee has the discretion, which it may apply on a case-by-case basis, to reduce (but not increase) the amount of any Performance Bonus designated as a Qualified Performance Award that is payable to any Employee.

•	Compensation Committee Certification. No Performance Bonuses designated as a Qualified Performance Award to any Key Employee will be payable in respect of a Performance Cycle until the Compensation Committee certifies, in writing, the level of attainment of the applicable Performance Measure(s) for that Performance Bonus.

      Restricted Stock. Restricted Stock may be awarded under the 2002 Plan to any Employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms, conditions and restrictions applicable to Restricted Stock awards, subject to the following provisions of the 2002 Plan:

•	Maximum Award. The maximum number of Shares of Restricted Stock (including Shares issued in connection with a Long-Term Performance Bonus and as a stand-alone Restricted Stock Award) that may be issued to any one Participant during any fiscal year of the Company may not exceed 1,000,000 Shares.

•	Payment. When Restricted Stock becomes payable, the Company will register stock certificates in the Participant’s name, with appropriate legends listing any applicable restrictions that the Compensation Committee may, in its discretion, impose. At that time, the Participant will have all the rights of a stockholder with respect to the Shares (including the right to vote and receive dividends), except that the Shares will be subject to vesting and forfeiture. Stock certificates will be issued and delivered to Participants (without legends) only after the Shares have vested and the restrictions, if any, have lapsed.

•	Vesting. One-third of the Shares of Restricted Stock will vest ratably on each of the first three one-year anniversaries of the end of the applicable Performance Cycle (or date of grant, in the case of Awards that are not Qualified Performance Awards).

•	Acceleration of Vesting. All Shares of Restricted Stock will immediately vest upon the death or Disability of the Participant or a Change in Control, unless the Compensation Committee otherwise determines.

•	Qualified Performance Awards. Restricted Stock awards designated as a Qualified Performance Award will be subject to the following additional terms, conditions and requirements:

•	Performance Cycles. Restricted Stock awards under the 2002 Plan designated as a Qualified Performance Award will be based on Company performance over the Performance Cycle, which shall be the fiscal year of the Company, unless the Compensation Committee determines some other period should apply.

•	Performance Measures. The amount, if any, of Restricted Stock Awards designated as Qualified Performance Awards under the 2002 Plan will be determined by reference to the degree of attainment of one or more Performance Measures established by the Compensation Committee from the same list of Performance Measures available in connection with Performance Bonuses. Within the Qualified Performance Award Determination Period, the Compensation Committee will establish the Performance Measure(s) applicable to Restricted Stock Awards designated as Qualified Performance Awards for such Performance Cycle.

•	Target Award and Payout Formula. For each Restricted Stock Award designated as a Qualified Performance Award, within the Qualified Performance Award Determination Period, the Compensation Committee will set a target amount of Restricted Stock for each eligible Employee and will establish an objective payout formula based on the applicable Performance Measure. The payout formula will set the minimum level of performance attainment that must be achieved before any Restricted Stock becomes payable, and the percentage of the target award that will become payable upon attainment of various levels of performance in excess of the minimum required amount. For this purpose, the maximum payout cannot exceed 200% of the target award.

•	Compensation Committee Discretion. The Compensation Committee has the discretion, which it may apply on a case-by-case basis, to reduce (but not increase) the amount of any Restricted Stock Award designated as a Qualified Performance Award.

•	Compensation Committee Certification. No Restricted Stock payable under a Restricted Stock Award designated as a Qualified Performance Award will be payable to any Key Employee in respect of a Performance Cycle until the Compensation Committee certifies, in writing, the level of attainment of the applicable Performance Measure.

      Stock Options. Stock Options awarded under the 2002 Plan may be in the form of either Nonqualified Stock Options or Incentive Stock Options, or a combination of the two, at the discretion of the Compensation Committee. Stock Options granted under the 2002 Plan are subject to the following terms and conditions:

•	Exercise Price. In general, the Exercise Price for each Share subject to a Stock Option will be the Fair Market Value of a Share on the date of grant. However, all or a portion of any Stock Option awards to Key Employees (and certain other Employees and Consultants selected by the Compensation Committee) may consist of Premium-Priced Stock Options, which will have an Exercise Price, set by the Compensation Committee at the time of grant, that exceeds the grant date Fair Market Value of a Share.

•	Incentive Stock Options. The aggregate Fair Market Value on the date of grant of the Shares with respect to which Incentive Stock Options first become exercisable during any calendar year under the terms of the 2002 Plan for any Participant may not exceed $100,000. For purposes of this $100,000 limit, the Participant’s Incentive Stock Options under the 2002 Plan and all other Plans maintained by the Company and subsidiaries are aggregated.

•	No Repricing. The 2002 Plan contains a prohibition against decreasing the Exercise Price of a Stock Option after grant (other than in connection with permitted Plan adjustments, see “Adjustments” below), unless stockholder approval of the repricing is obtained.

•	Vesting. Unless the Compensation Committee provides otherwise in an Award Certificate, one-third of each Stock Option will vest ratably on each of the first three one-year anniversaries of the date of grant, although Stock Options will immediately vest upon the death or Disability of a Participant, or upon a Change in Control.

•	Term. Stock Options will automatically lapse 10 years after the date of grant.

•	Post-termination Exercise. Stock Options that have not vested as of the date of a Participant’s Termination of Employment or Termination of Consultancy, for any reason other than death or Disability, will immediately terminate as of such events; and, subject to the Special Forfeiture Provision described later in this summary, any vested Stock Option that has not already been exercised must be exercised, if at all, within 30 days after such event (within one year in the case of death, Disability or Retirement).

•	Payment of Exercise Price. Payment of the Exercise Price may be made in cash, certified check, bank draft, wire transfer, or money order or, if permitted by the Compensation Committee, by (i) tendering to the Company Shares owned by the Participant for at least six months having a Fair Market Value equal to the Exercise Price, (ii) delivering irrevocable instructions to a broker to deliver to the Company the amount of sale or loan proceeds with respect to Shares having a Fair Market Value equal to the Exercise Price, or (iii) any combination of the above methods.

•	Transfer Restrictions. Incentive Stock Options may not be transferred by a Participant other than by will or the laws of descent and distribution and may be exercised only by a Participant, unless the Participant is deceased. In general, similar transfer restrictions apply to Nonqualified Stock Options, except that, in the case of Nonqualified Stock Options, the Compensation Committee has the discretion to permit a Participant to transfer a Nonqualified Stock Option to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Nonqualified Stock Option so transferred will be subject to the same terms and conditions of the original grant and may be exercised by the transferee only to the extent the Stock Option would have been exercisable by the Participant had no transfer occurred.
      Other Equity-based Awards. The Compensation Committee may, from time to time, grant Awards under the 2002 Plan (other than Performance Bonuses, Restricted Stock or Stock Options) that consist of, or are denominated in, Shares. These Awards may include, among other things Shares, restricted stock options, stock appreciation rights, phantom or hypothetical Shares and Share units. The Compensation Committee has broad discretion to determine the terms, conditions, restrictions and limitations, if any, that will apply to Other Equity-Based Awards granted under the 2002 Plan, except that Other Equity-Based Awards designated as Qualified Performance Awards must comply with the requirements of Section 162(m) of the Code.
      Special Forfeiture Provision. The Compensation Committee has discretion to provide at the time of grant of a Stock Option or Restricted Stock Award that in the event a Participant enters into certain employment or consulting arrangements that are competitive with the Company or any subsidiary or affiliate without first obtaining the Company’s written consent, the Participant will (i) forfeit all rights under any outstanding Stock Option and return to the Company the amount of any profit realized upon the exercise and/or (ii) forfeit and return to the Company all Shares of Restricted Stock that remain subject to the forfeiture provision, as provided in the Award Certificate.
      Shares Available for Issuance. The maximum number of Shares that may be issued to Participants under the 2002 Plan is 45,000,000, subject to adjustment as provided under the terms of the 2002 Plan (see “Adjustments” below). In addition, any Shares that have been approved by Company stockholders for issuance under the 2001 Plan, but which have not been awarded thereunder (or have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of Shares or otherwise) and which are no longer available for issuance thereunder for any reason (including, without limitation, the termination of the 2001 Plan) will be available for issuance under this Plan in addition to the 45,000,000 Shares reserved under the 2002 Plan. The 2001 Plan authorized the award of up to 7,500,000 Shares, of which 6,504,500 have been awarded (subject to possible expiration, forfeiture, cancellation or settlement in cash in lieu of Shares). Shares issuable under the 2002 Plan may consist of authorized but unissued Shares or Shares held in the Company’s treasury. In determining the number of Shares that remain available under the 2002 Plan, only Awards payable in Shares will be counted. If an Award is terminated by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or is settled in cash in lieu of Shares, the Shares underlying such Award will be available for future Awards under the 2002 Plan. Also, if Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, or in satisfaction of tax withholding obligations, such Shares will be available for future Awards under the 2002 Plan. The following aggregate and individual limitations on the number of Shares issuable with respect to specific forms of Awards, which the 2002 Plan is required under the tax law to set (in some cases to ensure deductibility) are not indicative of the Awards that may actually be made from time to time, which Awards cannot exceed such limitations:

•	Restricted Stock and Other Equity-based Awards. No more than 10,000,000 Shares may be issued after the 2005 Annual Meeting of the Stockholders in connection with any Award that is not a Stock Option or an Other Equity-Based Award that is in the form of a stock appreciation right with an exercise price at least equal to Fair Market Value on the date of grant. No more than 1,000,000 Shares may be issued in the form of Restricted Stock (including Shares issued in connection with Long-Term Performance Bonuses and Restricted Stock Awards) and Other Equity-Based Awards to any one Participant during any fiscal year of the Company.

•	Stock Options. No more than 20,000,000 Shares may be issued under grants of Incentive Stock Options during the term of the 2002 Plan. No more than 2,000,000 Shares may be granted in the form of Stock Options (in whatever form) to any one Participant during any fiscal year of the Company.

•	Annual Participant Limitation. No more than an aggregate of 3,000,000 Shares may be awarded in any form to any one Participant during any fiscal year of the Company.
      Adjustments. The maximum number or kind of Shares available for issuance under the 2002 Plan, the individual and aggregate maximum that may be issued under each form of Award, the number of Shares underlying outstanding Awards and the Exercise Price applicable to outstanding Stock Options may be adjusted by the Compensation Committee, in its discretion, if the Compensation Committee determines that, because of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, such adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2002 Plan.
      Amendment and Termination. The 2002 Plan may be amended or terminated by the Company’s Board of Directors at any time without stockholder approval, except that any amendment that either increases the aggregate number of Shares that may be issued under the 2002 Plan, decreases the Exercise Price at which Stock Options may be granted or materially modifies the eligibility requirements for participation in the 2002 Plan requires stockholder approval before it can be effective. No amendment of the 2002 Plan will adversely affect any right of any Participant with respect to any outstanding Award without the Participant’s written consent. If not earlier terminated by the Company’s Board of Directors, the 2002 Plan will automatically terminate on the 10-year anniversary of the Company’s 2002 Annual Meeting. No Awards may be granted under the 2002 Plan after it is terminated, but any previously granted Awards will remain in effect until they expire.

Summary of Federal Income Tax Consequences of Awards
      The following is a brief summary of the principal United States Federal income tax consequences of Awards and transactions under the 2002 Plan, based on advice received from counsel to the Company regarding current United States Federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.
      Annual Performance Bonuses. A Participant will recognize compensation income on receipt of an Annual Performance Bonus paid in cash in the year of such payment.
      Long-term Performance Bonuses; Restricted Stock. To the extent a Long-Term Performance Bonus is paid in Restricted Stock, or to the extent an Award of Restricted Stock becomes payable, a Participant will not recognize any income at the time such Restricted Stock is paid. In the year in which Shares of Restricted Stock are no longer subject to a substantial risk of forfeiture (i.e., in the year that the Shares vest), the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the date of vesting over the amount, if any, the Participant paid for the Shares. A Participant may, however, elect within 30 days after receiving Restricted Stock to recognize ordinary income in the year of receipt instead of the year of vesting. If such an election is made, the amount of income recognized by the Participant will be equal to the excess of the fair market value of the Shares on the date of receipt over the amount, if any, the Participant paid for the Shares. Payroll taxes are required to be withheld from the Participant on the amount of ordinary income recognized by the Participant. The Company will be entitled to a deduction at the same time and in the same amount as the Participant recognizes income.
      Nonqualified Stock Options. A Participant will not recognize any income at the time a Nonqualified Stock Option is granted, nor will the Company be entitled to a deduction at that time. When a Nonqualified Stock Option is exercised, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares to which the option exercise pertains on the date of exercise over the Exercise Price. Payroll taxes are required to be withheld from the Participant on the amount of ordinary income recognized by the Participant. The Company will be entitled to a tax deduction with respect to a Nonqualified Stock Option at the same time and in the same amount as the Participant recognizes income. The Participant’s tax basis in any Shares acquired by exercise of a Nonqualified Stock Option will be equal to the Exercise Price paid plus the amount of ordinary income recognized.
      Upon a sale of the Shares received by a Participant upon the exercise of a Nonqualified Stock Option, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on how long the Participant held such Shares prior to sale. The Participant’s holding period for Shares acquired pursuant to the exercise of a Nonqualified Stock Option begins on the date of exercise.
      Incentive Stock Options (“ISOs”). A Participant will not recognize any income at the time an ISO is granted. Nor will a Participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the Shares on the date of exercise over the Exercise Price paid will be a preference item that could create an alternate minimum tax liability. If a Participant disposes of the Shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the “holding period”), the gain (i.e., the excess of the proceeds received on sale over the Exercise Price paid), if any, will be long-term capital gain eligible for favorable tax rates. If the Participant disposes of the Shares prior to the end of the holding period, the disposition is a “disqualifying disposition,” and the Participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the lesser of (i) the fair market value of the Shares on the date of exercise or (ii) the amount received for the Shares, over the Exercise Price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss depending on how long the Shares were held by the Participant prior to disposition.
      The Company generally is not entitled to a deduction as a result of the grant or exercise of an ISO. If a Participant recognizes ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the Participant recognizes ordinary income.
      Code Section 162(m). With certain exceptions, Section 162(m) of the Code limits deduction for compensation in excess of $1,000,000 paid to certain “covered employees” whose compensation is reported in the compensation table included in the Proxy. However, compensation paid to such employees will not be subject to such deduction limitation if it is considered “qualified performance-based compensation” (within the meaning of Section 162(m) of the Code, which, among other requirements, requires stockholder approval of the performance measures available under a plan). If stockholder approval of the amendments to the 2002 Plan is obtained, the Company will be in a better position to award Annual Performance Bonuses, Long-Term Performance Bonuses, Restricted Stock and Stock Options under the 2002 Plan that will meet the requirements of “qualified performance-based compensation” and, therefore, will be deductible by the Company for Federal income tax purposes. The foregoing description of the 2002 Plan does not purport to be complete and is qualified in its entirety by reference to the proposed Amended and Restated 2002 Plan, a copy of which is incorporated as Exhibit F attached hereto. As previously noted, notwithstanding the adoption of the amendments to the 2002 Plan by stockholders, the Company reserves the right to pay its employees, including recipients of awards under the 2002 Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Code.
New Plan Benefits
      Generally, amounts that may be amended under the 2002 Plan in the future are not determinable. On May 20, 2005, the Compensation Committee determined that certain employees would be eligible to receive Annual Performance Bonuses and Long-Term Performance Bonuses with respect to the Company’s fiscal year ending on March 31, 2006 and March 31, 2008 (the “2006 Performance Cycle”) and established in writing the Performance Measures, target Performance Bonuses and formulas for computing the percentage of the target Performance Bonuses that would be payable to each such employee for the 2006 Performance Cycle upon attainment of various levels of applicable Performance Measures for each form of Performance Bonus. The actual amount of any 2006 Annual Performance Bonus and Long-Term Performance Bonus are not presently determinable as such amounts are dependent on level of attainment of the applicable Performance Measures as of the end of the 2006 Performance Cycle and the ability of the Compensation Committee, in its discretion, to reduce the amount of such Bonuses.

      The following table summarizes the benefits that were received by executive officers listed in the Summary Compensation Table, as well as the following groups, under the 2002 Plan during the fiscal year ended March 31, 2005, including grants made in April 2005 relating to the executive’s performance in the fiscal year ended March 31, 2005:

	2002 Incentive Plan

Name and Position	Dollar Value ($)	Number of Units

John A. Swainson	16,560,500	550,000
President and Chief Executive Officer
Kenneth D. Cron	6,491,292	228,681
Interim CEO (April 2004 - Feb. 2005)
Russell M. Artzt	5,521,264	202,764
Executive Vice President
Sanjay Kumar	—	—
CEO (April 2004)
Jeff Clarke	4,919,699	180,672
Chief Operating Officer
Greg Corgan	3,226,020	118,473
Executive Vice President
Gary Quinn	2,548,238	93,582
Executive Vice President
Executive Group	58,602,487	2,071,842
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group	97,861,615	2,453,132
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 2002 PLAN AS SET FORTH IN PROPOSAL 4.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.
      Based solely on its review of such copies of Section 16(a) reports received by it, or written representations from each reporting person for the fiscal year ended March 31, 2005, the Company believes that each of its directors, executive officers and 10% stockholders complied with all applicable filing requirements during and with respect to that year except with respect to the following which were filed late as indicated:

•	Form 3 for Robert G. Cirabisi was filed on September 21, 2004 for an event occurring on July 1, 2004;

•	Form 4 for Gary Quinn was filed on August 31, 2004 for a transaction occurring on August 25, 2004; and

•	Form 4 for Kenneth V. Handal was filed on July 15, 2004 for a transaction occurring on July 12, 2004.
RELATED PARTY TRANSACTIONS
      The Company has been informed that Mr. Kumar has a minority ownership interest in the New York Islanders, a National Hockey League club. In fiscal 2005, the Company paid the New York Islanders a total of approximately $359,920 for, among other things, the rental of a corporate suite and the purchase of advertising. The amount paid to the Islanders included use of the corporate suite for New York Dragons home games. Due to the cancellation of the 2004-2005 NHL season, the amounts the Company paid to the Islanders will be credited to the 2005-2006 season for similar purposes. The Company has been informed that Messrs. Kumar and Artzt have a minority interest in the Dragons, an arena football team. The Company may continue to purchase similar services from the Islanders in future years. These expenditures are consistent with the Company’s overall marketing plan and with amounts paid by third parties for similar services. This amount was approved by the Company’s Board of Directors.
      An immediate family member (but not a spouse or child) of Mr. Kumar was employed by the Company until October 2004 and received cash compensation of $121,026 plus standard benefits available to all employees. The compensation was commensurate with other employees having equivalent positions and responsibilities.
      In April 2004 the Company paid Douglas E. Robinson $87,500 in consideration for 70,000 shares of common stock of iCan SP, Inc. (“iCan”), a corporation in which the Company owned 9,930,000 of the 10,000,000 outstanding shares of common stock. The 70,000 shares had been sold to Mr. Robinson for an aggregate of $87,500 as part of a total of 500,000 restricted shares (the “iCan Restricted Shares”) that were sold to four of the executive officers of iCan in October 2001 for a purchase price of $1.25 per share pursuant to a Restricted Stock Purchase Agreement that allowed iCan to repurchase the iCan Restricted Shares at the original purchase price in the event that the executive officer ceased to be an employee of iCan for any reason. In April 2004 the Company merged the operations of iCan into the Company’s operations and iCan terminated Mr. Robinson’s employment and repurchased his iCan Restricted Shares. Mr. Robinson continued to be employed by the Company as Senior Vice President and Corporate Controller.
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
      The submission deadline for stockholder proposals for inclusion in proxy materials for the 2006 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 is March 28, 2006. All such proposals must be received by the Secretary of the Company at the Company’s World Headquarters, One Computer Associates Plaza, Islandia, New York 11749.

ADVANCE NOTICE PROCEDURES FOR 2006 ANNUAL MEETING
      Under the Company’s By-laws, director nominations and other business may be brought at the Company’s annual meeting only by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to the Company containing certain information specified in the By-laws (1) not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year’s annual meeting, or (2) if the meeting date is changed by more than 30 days from such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier. Accordingly, the deadline for nominating directors at or bringing other business before the 2006 Annual Meeting will be May 26, 2006 (unless the date of the meeting is changed by more than 30 days). A copy of the full text of the By-law provisions discussed above may be obtained by writing to the Secretary of the Company at the Company’s World Headquarters, One Computer Associates Plaza, Islandia, NY 11749.
OTHER BUSINESS
      The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
      The prompt return of your proxy will be appreciated. Therefore, whether or not you expect to attend the meeting, please either vote by telephone or via the Internet, or sign and date your proxy and return it in the enclosed postage paid envelope.
HOUSEHOLDING
      If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you received a householding communication, your broker will send one copy of the Company’s 2005 Proxy Statement and Annual Report for fiscal year 2005 to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, please contact your broker.
      You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to the Investor Relations Department at the address below. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy of the Annual Report and Proxy Statement to you if you address your written request to Computer Associates International, Inc., Investor Relations, One Computer Associates Plaza, Islandia, NY 11749, or contact Investor Relations at 631-342-6000.
FORM 10-K
      A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING. SUCH REQUESTS SHOULD BE ADDRESSED TO:
COMPUTER ASSOCIATES INTERNATIONAL, INC.
ATTN.: INVESTOR RELATIONS DEPARTMENT
ONE COMPUTER ASSOCIATES PLAZA, ISLANDIA, NEW YORK 11749
      THE ANNUAL REPORT ON FORM 10-K MAY ALSO BE OBTAINED VIA THE INTERNET AT CA.COM/ INVEST.

INCORPORATION BY REFERENCE
      To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled “Compensation and Human Resource Committee Report on Executive Compensation,” “Audit and Compliance Committee Report” (to the extent permitted by the rules of the SEC) and “Stock Performance Graph,” as well as the annexes to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.
Dated: July 26, 2005
Islandia, New York

EXHIBIT A
COMPUTER ASSOCIATES INTERNATIONAL, INC.
CORPORATE GOVERNANCE PRINCIPLES
General
      These Corporate Governance Principles have been approved by the Board of Directors of Computer Associates International, Inc. These Principles, together with the Charters of the Board Committees, provide the basic outline of the Company’s corporate governance Role and Functions of the Board
      The Board is elected by the stockholders to oversee management, to build long-term value for the stockholders, and to sustain the Company’s vitality for its stockholders and other constituencies, including its employees.
      In addition to these general roles, the Board performs a number of more specific functions, including:

•	selecting, evaluating and compensating the Chief Executive Officer and overseeing CEO and management succession planning;

•	providing counsel and oversight on the selection, evaluation, development and compensation of senior management, and approving compensation plans for senior management;

•	reviewing and approving corporate strategy on an annual basis;

•	advising and counseling the CEO and senior management on relevant topics;

•	reviewing, monitoring and, where appropriate, approving fundamental financial and business strategies and major corporate actions;

•	assessing major risks facing the Company and considering strategies for their management and mitigation; and

•	seeking to ensure that processes are in place to maintain the integrity of the Company, including the integrity of its financial statements, its compliance with law and ethics, and its relationships with its employees, customers, suppliers and other stakeholders.
Director Qualifications
      Directors should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of the Company and its stockholders. They must have an inquisitive and objective perspective, practical wisdom and mature judgment, as well as an understanding of the Company’s business and the willingness to question what they do not understand.
      Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively. For this reason, the Corporate Governance Committee shall be notified promptly of any change in a director’s principal occupation, the election of a director to the board of directors (or similar body) or any board committee of another entity, the director’s removal or other cessation of service as a member of any such board or committee, or any other development that could impair a director’s ability to serve on the Board or any Board Committee, and the Corporate Governance Committee shall recommend whether such director should resign or be removed as a director of the Company or as a member of any Board Committee, or whether any other action should be taken.
Director Independence
      A majority of the directors must be independent directors, as determined by the Board on the recommendation of the Corporate Governance Committee, based on the guidelines set forth below. At no time shall more than two employees of the Company serve on the Board; provided, that if the total number of directors exceeds twelve, no more than 25% of the total number of directors may be employees of the Company.
      For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. The Board has established guidelines to assist it in determining director independence, in conformity with New York Stock Exchange listing requirements. In addition, the Board will consider all relevant facts and circumstances in making an independence determination, not only from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. In accordance with the NYSE requirements, determinations made prior to November 4, 2004 under the guidelines in Section 1 below will be based upon a director’s relationships with the Company during the 12 months preceding the determination; determinations made on and after November 4, 2004 under the guidelines in Section 1 below will be based upon relationships during the 36 months preceding the determination; determinations made prior to November 4, 2004 under the guidelines in Section 2 below will be based upon the extent of commercial relationships during the last completed fiscal year; and determinations made on and after November 4, 2004 will be based upon the extent of commercial relationships during the three completed fiscal years preceding the determination.
      1. A director will not be independent if:

a. the director is employed by the Company, or an immediate family member is an executive officer of the Company (provided, that employment of a director as an interim Chairman, CEO or other executive officer shall not disqualify a director from being considered independent following that employment);

b. the director or an immediate family member receives more than $100,000 in direct compensation from the Company, other than director and committee fees or deferred compensation for prior service (provided, that such compensation for prior service is not contingent in any way on continued service);

c. the director is a current partner or employee of the Company’s independent or internal auditor, or an immediate family member of the director is a current employee of the independent or internal auditor and participates in the auditor’s audit, assurance or tax compliance (but not tax planning) practice, or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of the independent or internal auditor and personally worked on the Company’s audit within that time;

d. an executive officer of the Company serves on the compensation committee of the board of directors of a company that employs the director or an immediate family member as an executive officer;
      2. A director will not be independent if, at the time of the independence determination:

a. the director is an employee, or an immediate family member is an executive officer, of another company that makes payments to, or received payments from, the Company for property or services in an amount that, in any single fiscal year during the evaluation period, exceeds the greater of two percent of the consolidated gross revenues of the other company or $1 million;

b. the director is an employee, or an immediate family member is an executive officer, of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other at the end of the last completed fiscal year is more than two percent of the other company’s total consolidated assets; or

c. the director serves as an executive officer of a charitable organization, and the Company’s discretionary charitable contributions to the organization (i.e., other than contributions made under the Company’s matching grant program) are more than the greater of $1 million or two percent of that organization’s total consolidated gross revenues during its last completed fiscal year.
      For purposes of these Principles, the term “immediate family member” includes an individual’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the individual’s home.

      Notwithstanding the foregoing, the Board (on the recommendation of the Corporate Governance Committee) may determine that a director who has a relationship that exceeds the limits described in Section 2 above (but only to the extent that any such relationship would not constitute a bar to independence under the NYSE requirements) is nonetheless independent. The Company will explain in its next Proxy Statement the basis for any such determination.
Period of Board Service
      A non-employee director shall serve until the annual meeting after his or her 75th birthday and for a maximum of ten years; however, the Board, on the recommendation of the Corporate Governance Committee, may waive such age and/or term limitation if circumstances warrant.
Director Selection Process
      All directors shall stand for election by the stockholders each year at the Company’s Annual Meeting of Stockholders. The Board, on the recommendation of the Corporate Governance Committee, shall propose a slate of nominees for election at each such meeting. In addition, between such meetings, the Board, on the recommendation of the Corporate Governance Committee, may elect directors to serve until the next such meeting.
      Stockholders may propose nominees for consideration by the Corporate Governance Committee in accordance with procedures developed by that Committee and disclosed in the Company’s Proxy Statement each year.
Meetings
      The Board should have at least five scheduled meetings each year. There shall be an agenda for each meeting, focusing on relevant issues for the Board’s consideration. Directors are expected to attend all scheduled meetings of the Board and its Committees on which they serve, as well as meetings of the Company’s stockholders.
      The non-employee directors shall periodically meet without management present. In addition, if any non-employee directors are not independent (as described above), the independent directors shall meet privately at least once each year. The Chairman of the Board (if he or she is an independent director) or the Lead Independent Director (described below) shall preside at such meetings.
      Agendas and other meeting materials should be distributed in advance of Board and Committee meetings, so as to provide the directors sufficient time to review such materials; the directors are expected to review such materials. Directors are encouraged to make suggestions as to agenda items and to ask that additional information be provided to the Board or any Committee to facilitate its performance.
      On an annual basis, the Secretary of the Company shall prepare and distribute to the directors a detailed calendar of the meetings scheduled to be held by the Board and each of its Committees during the ensuing year. The calendar shall also specify the matters to be considered and acted upon at each such meeting, to the extent known at such time.
Board Leadership
      When the Chairman of the Board is a member of management or is otherwise not independent, the non-employee directors shall elect annually, on the recommendation of the Corporate Governance Committee, a Lead Independent Director. The duties of the Lead Independent Director (or the Chairman, if he or she is independent) shall include presiding at executive sessions of the non-employee and independent directors.
Board Self-Assessment
      The Board shall conduct an annual self-assessment of its performance with respect to its purposes and the responsibilities set forth in these Principles.

Board Compensation
      Directors who are employees shall not receive any compensation, directly or indirectly, for their services as directors. The Corporate Governance Committee shall be responsible for recommending to the Board the compensation and any benefits for non-employee directors. In discharging this duty, the Committee shall be guided by three goals: (1) compensation should fairly pay directors for the work they perform; (2) compensation should include a significant equity component, to align directors’ interests with the long-term interests of stockholders; and (3) the structure of the compensation should be simple, transparent and easy for stockholders to understand.
Counsel and Other Advisors; Company Funding Obligations
      The Board shall have the authority, to the extent deemed necessary or appropriate, to retain and terminate the retention of independent legal counsel or other advisors to assist the Board in carrying out its responsibilities. The Company shall provide for appropriate funding, as determined by the Board, to pay any such counsel or other advisors retained by the Board.
Access to Management
      Non-employee directors may contact senior managers of the Company without the permission of senior corporate management, and without such management being present. To facilitate such contact, non-employee directors are encouraged to periodically visit Company locations without corporate management being present.
Director Orientation and Education
      The Company shall provide orientation for new directors. Such orientation shall include information concerning the Company’s business and operations, as well as its corporate governance and other relevant matters, and shall be coordinated by the Secretary.
      The Company shall also provide continuing education for directors, which may include programs concerning topics of interest to directors, meetings with key management and visits to Company facilities.
Communications with Stockholders and Other Interested Parties
      The Board is interested in receiving communications from stockholders and other interested parties. Such parties may contact any member (or members) of the Board or any committee, the non-employee directors as a group, or the Chair of any committee, by mail or electronically. Any such correspondence should be addressed to the appropriate person or persons (either by name or by title) and sent by regular mail to the Company’s Secretary at One Computer Associates Plaza, Islandia, New York 11749, or by e-mail to directors@ca.com.
      Each communication received as described above will be reviewed by the Secretary for the sole purpose of determining whether it is appropriate. The Board has determined that the following types of communications are not related to the duties and responsibilities of the Board and its committees and are therefore not appropriate: spam and similar junk mail and mass mailings; product complaints, product inquiries and new product suggestions; resumes and other job inquiries; surveys; business solicitations or advertisements; and any material that is unduly hostile, threatening, illegal or similarly unsuitable. However, when feasible and otherwise appropriate, certain of these materials may be forwarded to others at the Company. Further, any communication that is deemed inappropriate will be made available to any non-employee director upon request.
These Principles
      These Principles shall be subject to review, at least annually, by the Board or the Corporate Governance Committee, and any changes deemed appropriate shall be adopted by the Board, on the recommendation of the Committee.

EXHIBIT B
COMPUTER ASSOCIATES INTERNATIONAL, INC.
AUDIT AND COMPLIANCE COMMITTEE CHARTER
General
      The purpose of this Charter is to set forth the composition, authority and responsibilities of the Audit and Compliance Committee and Compliance Committee of the Board of Directors of Computer Associates International, Inc.
Composition
      The members of the Committee shall be designated by the Board, on the recommendation of the Corporate Governance Committee of the Board, in accordance with the Company’s By-laws. One member of the Committee shall be designated Chair of the Committee.
      The Committee shall consist of at least three members, all of whom shall meet the independence and experience requirements of the New York Stock Exchange, the Securities Exchange Act of 1934, and the regulations of the Securities and Exchange Commission. In addition, at least one member of the Committee shall be an “Audit and Compliance Committee financial expert,” as that term is defined in the Commission’s regulations. No member of the Committee may simultaneously serve on the Audit and Compliance Committees of more than two other publicly traded companies.
Authority and Responsibilities
      General. The general purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and internal controls, (2) the qualifications and independence of the Company’s independent auditor, (3) the performance of the Company’s internal audit function and independent auditor, and (4) the Company’s compliance with legal and regulatory requirements, including those relating to accounting and financial reporting and ethical obligations. To carry out this purpose, the Committee must serve as a focal point for communication among the Board, the independent auditor, the Company’s internal audit department, the Company’s compliance function, and the Company’s management, as their respective duties relate to accounting, financial reporting, internal controls, and compliance. In particular, the independent auditor, members of the internal audit department, the Controller, the Chief Accounting Officer, the Chief Financial Officer, the General Counsel and the Chief Compliance Officer shall have unrestricted access to the Committee or its members, other directors or the entire Board, as needed.
      Financial Statement and Disclosure Matters. The Committee shall:

1. Meet to review and discuss with management and the independent auditor the Company’s annual audited financial statements and other financial data to be included in the Company’s Annual Reports on Form 10-K, including the specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s audit of such financial statements, and recommending to the Board whether the audited financial statements should be included in the Form 10-K Reports.

2. Meet to review and discuss with management and the independent auditor the Company’s quarterly financial statements and other financial data to be included in the Company’s Quarterly Reports on Form 10-Q, including reviewing the specific disclosures made in “Management’s Discussion and Analysis,” and the results of the independent auditor’s review of such financial statements.

3. Review and discuss with management and the independent auditor the following: any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects on the financial statements of alternative methods under generally accepted accounting principles; any major issues as to the adequacy of the Company’s internal controls, and any steps adopted in light of any material control deficiencies; and management’s annual evaluation of internal controls over financial reporting and quarterly evaluation of any material changes in such controls, and the independent auditor’s attestation report on management’s annual assessment.

4. Review and discuss in a timely manner (but at least annually) reports from the independent auditor regarding:

a. All critical accounting policies and practices to be used.

b. All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative treatments and related disclosures, and the treatment preferred by the independent auditor.

c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted audit differences.

5. Generally review and discuss with management the type and presentation of information to be disclosed in the Company’s earnings press releases, including the use of pro forma or “adjusted” non-GAAP information, as well as the type and presentation of financial information and earnings guidance to be provided to analysts and rating agencies; such discussions may be of a general nature and need not cover the specific information and/or presentations to be given.

6. Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

8. Discuss with the independent auditor the matters required to be discussed under American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, “Communications with Audit and Compliance Committees,” relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer in connection with their certification process for Form 10-K and Form 10-Q Reports regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, or any fraud involving management or other employees having a significant role in the Company’s internal controls.
      Oversight of Independent Auditor. The Committee shall have the sole authority to appoint or replace the independent auditor; provided, however, that this shall not preclude seeking stockholder ratification of such appointment. In considering the appointment of the independent auditor, the Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis. The Committee shall be directly responsible for the compensation and oversight of the independent auditor (including the resolution of any disagreements between management and the independent auditor). The independent auditor shall report directly to the Committee.
      The Committee is also required to pre-approve all audit, audit-related and permitted non-audit services to be rendered for the Company by the independent auditor (including the fees and other terms on which such services are to be rendered), subject to any exceptions permitted under the Exchange Act or the Commission’s regulations.

      In addition, the Committee shall:

1. Review and evaluate the lead partner of the independent auditor team.

2. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

3. Evaluate and report to the Board on its conclusions as to the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal audit department.

4. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law.

5. Establish policies regarding the Company’s hiring of employees or former employees of the independent auditor.

6. Meet with the independent auditor to discuss the planning and staffing of the audit, including the attestation report relating to internal controls over financial reporting.
      Oversight of Internal Audit Department. The Committee shall engage in general oversight with respect to the internal audit department, which shall report directly to both the Committee and the Company’s General Counsel. In addition, the Committee shall:

1. Monitor and examine the organization and performance of the internal audit department.

2. Review significant reports to management prepared by the internal audit department, and management’s responses.

3. Discuss with the independent auditor and management the responsibilities, budget and staffing of the internal audit department and the scope of the internal audit.
      Compliance Oversight Responsibilities. The Committee shall assist the Board in fulfilling its oversight responsibilities with respect to the Company’s compliance with legal and regulatory requirements, including those relating to accounting and financial reporting. In particular (and in addition to the compliance oversight responsibilities set forth elsewhere in this Charter), the Committee shall:

1. Oversee the activities of the Company’s Chief Compliance Officer, who shall be a senior-level officer of the Company reporting directly to both the Committee and the Company’s General Counsel.

2. Monitor and examine the compliance functions within the Company’s finance and legal departments, including compliance with agreements between the Company and governmental agencies other than routine agreements entered into in the ordinary course of business relating to the sale of products or services to governmental agencies.

3. Oversee the adoption and maintenance of procedures to ensure that all inquiries raised by government entities, or by stockholders, customers, suppliers and employees, regarding compliance and ethics matters receive prompt review by or under the authority of the Chief Compliance Officer, including, as appropriate, the reporting of such matters to the Committee and the Board.

4. Oversee the establishment and maintenance of a comprehensive compliance and ethics program, including an ethics and compliance training program for all employees, designed to minimize the possibility of violations of the federal securities and other laws by the Company.

5. Oversee the establishment and maintenance of a written plan designed to ensure the improvement and ongoing effectiveness of communications with all governmental agencies engaged in inquiries or investigations of the Company, which plan shall provide for (a) regular reporting by management and outside and internal counsel to the Committee and, as appropriate, the Board regarding communications with such government agencies, including providing to the Committee copies of all written communications to and from such agencies; (b) complete and prompt access for such agencies to the Company and its management; (c) meetings between such agencies and the Board or its Committees, upon the request of such agencies; and (d) employee training designed to improve communication and cooperation with such agencies.

6. Monitor the process for communicating to employees the Company’s Code of Ethics and the importance of compliance therewith, including (a) the maintenance and periodic review of the Code; (b) the maintenance and periodic review of procedures for the receipt, retention and proper treatment of complaints regarding accounting, internal controls or auditing matters, which procedures shall include provisions for the confidential, anonymous submission by employees of reports or complaints concerning potential violations of law or other misconduct and concerns regarding accounting, auditing or internal control matters; and (c) assuring employees that no retaliation or other negative action will be taken against any employee because he or she submits any such report or complaint.

7. Obtain acknowledgement from the independent auditor that it will inform the Committee if the independent auditor detects or becomes aware of any illegal act and will provide a report to the Committee if the independent auditor reaches the conclusions specified in Section 10A of the Securities Exchange Act of 1934, as amended, with respect to such illegal acts (and to the Board, if required by Section 10A).
      Committee Report. The Committee shall review and approve the Audit and Compliance Committee report required by the Commission’s rules to be included in the Company’s proxy statements. This report shall also be posted on the Company’s website and shall describe the Company’s compliance with the Deferred Prosecution Agreement dated September 22, 2004 between the Company and the United States Attorney’s Office for the Eastern District of New York and the Final Consent Judgment of Permanent Injunction, entered September 28, 2004 in the United States District Court for the Eastern District of New York, in Securities and Exchange Commission v. Computer Associates International, Inc., including the Company’s implementation of the recommendations of the Independent Examiner referred to in such Agreement and Consent Judgment regarding corporate compliance and ethics programs.
Delegation of Authority
      The Committee may delegate authority to one or more members or subcommittees when deemed appropriate, provided that the actions of any such members or subcommittees shall be reported to the full Committee no later than at its next scheduled meeting.
Counsel and Other Delegation of Authority; Company Funding Obligations
      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal counsel, or accounting or other advisors, to assist the Committee in carrying out its responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, to pay the independent auditor, or to pay any such counsel or other advisors retained by the Committee.
Meetings; Executive Sessions
      The Committee shall meet as often as it deems necessary, but no less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditor. In addition, the Committee may request any officer or other employee of the Company, counsel to the Company, or any representative of the independent auditor, to meet with the Committee, with one or more members of the Committee, or with counsel or another advisor to the Committee. Meeting agendas will be prepared and provided in advance to the Committee, together with appropriate briefing materials.

Reports to the Board; Minutes
      The Committee shall make regular reports to the Board regarding the Committee’s activities, including issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, and the performance of the internal audit function. Minutes of the meetings and other actions of the Committee shall be prepared and submitted for approval by the Committee and shall be furnished to the Board at regular intervals.
Committee Self-Assessment
      The Committee shall conduct an annual self-assessment of its performance with respect to its purposes and the authority and responsibilities set forth in this Charter. The results of the self-assessment shall be reported to the Board.
Committee Charter
      This Charter shall be subject to review and approval by the Board. The Committee shall review this Charter annually and adopt any changes deemed appropriate, subject to approval by the Board.
Limitation of Committee’s Role
      While the Committee has the responsibilities and powers set forth in this Charter, the fundamental responsibility for the Company’s financial statements and disclosures rests with the Company’s management.

EXHIBIT C
COMPUTER ASSOCIATES INTERNATIONAL, INC.
COMPENSATION AND HUMAN RESOURCE COMMITTEE CHARTER
General
      The purpose of this Charter is to set forth the composition, authority and responsibilities of the Compensation and Human Resource Committee of the Board of Directors of Computer Associates International, Inc.
Composition
      The members of the Committee shall be designated by the Board, on the recommendation of the Corporate Governance Committee of the Board, in accordance with the Company’s By-laws. One member of the Committee shall be designated Chair of the Committee.
      All members of the Committee shall meet the independence requirements of the New York Stock Exchange. In addition, each member shall qualify as an “outside director” of the Company, as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and as a “non-employee director” of the Company, as such term is defined in Securities and Exchange Commission Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or in any successor provision to either of the foregoing.
Authority and Responsibilities
      General. The general purpose of the Committee is to assist the Board in fulfilling its responsibilities, with respect to executive compensation and human resources matters. Without limiting the foregoing, the Committee shall have the following specific authorities and responsibilities:

1. The Committee shall be directly responsible for (a) reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer; (b) in coordination with the Corporate Governance Committee, evaluating his or her performance in light of those goals and objectives; and (c) together with the other independent directors, determining and approving his or her compensation level based upon such evaluation.

2. The Committee shall make recommendations to the Board with respect to the compensation of senior executives other than the Chief Executive Officer, including recommendations regarding equity-based and other incentive compensation plans.

3. Subject to the foregoing, the Committee shall determine, or recommend that the Board approve, the terms and conditions of the employment of senior officers of the Company, by contract or otherwise.

4. The Committee shall (a) from time to time, as it deems appropriate, review and recommend that the Board approve new executive compensation plans and programs, including incentive compensation and equity-based plans and programs; (b) administer such plans and programs in accordance with and subject to their terms; (c) monitor and review, no less than annually, such plans and programs to determine, among other things, whether they are achieving their intended purposes; and (d) recommend modifications to such plans and programs.

5. If a compensation consultant is to assist the Board or the Committee in the evaluation of compensation of the Chief Executive Officer or other senior executives, the Committee shall have sole authority to retain and terminate any such consultant, including sole authority to approve the fees and other terms on which any such consultant is retained.

6. In coordination with the Corporate Governance Committee, the Committee shall oversee management succession planning.

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7. The Committee shall be responsible for the administration of any plans or programs providing for the compensation of non-employee directors, but only to the extent that any such plan or program provides that the Committee shall be so responsible. If a compensation consultant is to assist in the evaluation of non-employee director compensation, the Committee may, at the request of the Corporate Governance Committee, act jointly with such Committee to retain and terminate any such consultant, including approval of the fees and other terms on which any such consultant is retained.
      Consultation with Other Independent Directors. Except as expressly provided in this Charter, in carrying out its responsibilities the Committee may consult with other independent members of the Board, so that its recommendations and actions reflect, to the extent appropriate, the collective views of the Committee and the independent members of the Board.
      Proxy Statement Report on Executive Compensation. The Committee shall review and approve the report required by Securities and Exchange Commission rules to be included in the Company’s proxy statements.
Delegation of Authority
      The Committee may delegate authority to one or more members or subcommittees when deemed appropriate, provided that the actions of any such members or subcommittees shall be reported to the full Committee no later than at its next scheduled meeting.
Counsel and Other Advisors; Company Funding Obligations
      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain and terminate independent legal counsel or other advisors to assist the Committee in carrying out its responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, to pay any such counsel or other advisors retained by the Committee, as well as any consulting firms retained by the Committee to assist in the evaluation of CEO, senior executive or non-employee director compensation.
Meetings; Executive Sessions
      The Committee shall meet as often as it deems necessary. The Committee shall meet periodically in executive sessions, with or without such officers or other employees of the Company, counsel to the Company, counsel or other advisors to the Committee, or other parties, as the Committee may determine. Meeting agendas will be prepared and provided in advance to the Committee, together with appropriate briefing materials.
Reports to the Board; Minutes
      The Committee shall make regular reports to the Board regarding the Committee’s activities. Minutes of the meetings and other actions of the Committee shall be prepared and submitted for approval by the Committee and shall be furnished to the Board at regular intervals.
Committee Self-Assessment
      The Committee shall conduct an annual self-assessment of its performance with respect to its purposes and the authority and responsibilities set forth in this Charter. The results of the self-assessment shall be reported to the Board.
Committee Charter
      This Charter shall be subject to review and approval by the Board. The Committee shall review this Charter annually and adopt any changes deemed appropriate, subject to approval by the Board.

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EXHIBIT D
COMPUTER ASSOCIATES INTERNATIONAL, INC.
CORPORATE GOVERNANCE COMMITTEE CHARTER
General
      The purpose of this Charter is to set forth the composition, authority and responsibilities of the Corporate Governance Committee of the Board of Directors of Computer Associates International, Inc.
Composition
      The members of the Committee shall be designated by the Board, on the recommendation of the Committee, in accordance with the Company’s By-laws. One member of the Committee shall be designated Chair of the Committee.
      All members of the Committee shall meet the independence requirements of the New York Stock Exchange.
Authority and Responsibilities
      General. The general purpose of the Committee is to assist the Board in fulfilling its responsibilities with respect to the governance of the Company. These responsibilities include making recommendations to the Board concerning (1) the size and composition of the Board, the qualifications and independence of the directors, and the recruitment and selection of individuals to stand for election as directors; (2) the organization and operation of the Board, including the nature, size and composition of Committees of the Board, the designation of Committee Chairs, the designation of a Lead Independent Director, Chairman of the Board or similar position, and the distribution of information to the Board and its Committees; and (3) the compensation of non-employee directors. In coordination with the Compensation and Human Resource Committee, the Committee is also responsible for overseeing the evaluation of the Company’s Chief Executive Officer and management succession planning.
      In addition, the Committee is responsible for overseeing the Company’s corporate governance policies, practices and programs, including its relationships and communications with institutional investors and other interested parties; responses to governance-related legislative and regulatory initiatives and stockholder proposals; and encouraging continuous improvement and the implementation of “best practices” in corporate governance.
      Without limiting the foregoing, the Committee shall have the following specific authorities and responsibilities:

1. The Committee shall periodically assess the size and composition of the Board in light of the Company’s operations and other relevant factors.

2. The Committee shall periodically evaluate and recommend modifications of qualifications and other criteria for service as a director, including criteria for director independence and service on one or more Board Committees.

3. The Committee shall monitor compliance with the criteria for service as a director, as well as for service on a particular Board Committee. To enable the Committee to fulfill this responsibility, each director shall notify the Committee in advance of (a) any proposed change in the director’s principal occupation, (b) the proposed election of the director to the board of directors (or similar body) or any board committee of another entity (other than not-for-profit entities), and (c) the director’s removal or other cessation of service as a member of any such board or committee. Following such notice, the Committee shall recommend whether any action should be taken (including whether such director should resign as a director of the Company or as a member of any Board Committee). In addition, no member of the Company’s senior management may serve on the board of directors (or similar body) or any board committee of another entity (other than not-for-profit entities) without first obtaining the approval of the Committee.

4. On an annual basis, the Committee shall review and recommend whether existing directors shall be nominated for re-election, based upon the evolving needs of the Company and other relevant factors. As part of this responsibility, the Committee shall evaluate and make recommendations to the Board with respect to waiving the Company’s Corporate Governance Principles concerning age and term limits of directors.

5. The Committee shall identify individuals qualified to become directors, consistent with criteria approved by the Board; shall coordinate and assist the Board in the recruitment of new directors; and shall recommend to the Board candidates for election as directors. The Committee shall have sole authority to retain and terminate any search or similar firms to be used to identify candidates for election as director, including sole authority to approve the fees and other terms on which any such firm is retained.

6. The Committee shall evaluate and make recommendations to the Board concerning the nature and composition of Board Committees, including the designation of Committee Chairs, Board Committee structure and operations, and the extent to which Committee assignments should be rotated over time.

7. The Committee shall coordinate, at least annually, a self-assessment by the Board of its operations and performance and the overall operations and performance of the Board Committees generally, and shall prepare an assessment of the Board’s performance that shall be discussed with the Board.

8. The Committee shall evaluate and make recommendations concerning the designation of a Lead Independent Director, or a Chairman of the Board, as well as the responsibilities of such position.

9. The Committee shall evaluate and make recommendations concerning the compensation of non-employee directors and shall be responsible for the oversight and administration of any plans or programs providing for the compensation of non-employee directors (except to the extent that any such plan or program provides that another Board Committee shall be responsible for such administration, and subject in any case to the Committee’s authority to delegate the administration of any such plans for programs). If a compensation consultant is to assist in the evaluation of non-employee director compensation, the Committee, acting alone or jointly with the Compensation and Human Resource Committee, shall have authority to retain and terminate the consulting firm, including authority to approve the fees and other terms on which any such firm is retained.

10. The Committee shall evaluate and make recommendations concerning the distribution of information to the Board and its Committees, including the content and timing of delivery of materials relating to meetings of the Board and Board Committees as well as general information about the Company and its operations.

11. The Committee shall periodically evaluate the Company’s Corporate Governance Principles in light of current best practices and other relevant factors, and shall recommend to the Board any changes in such Principles deemed necessary or appropriate.

12. The Committee shall review any proposed changes to the Company’s Certificate of Incorporation, By-laws and other documents affecting the rights of the Company’s stockholders or otherwise affecting the Company’s corporate governance, and shall make recommendations to the Board with respect to any such changes.

13. The Committee shall be responsible for overseeing the implementation and maintenance of director orientation and education programs.

14. In coordination with the Compensation and Human Resource Committee, the Committee shall (a) evaluate the performance of the Chief Executive Officer in light of corporate goals and objectives approved by the Compensation and Human Resource Committee, and (b) oversee management development and succession planning.

      Corporate Governance Officer. The Company shall designate an individual to serve as Corporate Governance Officer. The Corporate Governance Officer shall report to the Company’s General Counsel for administrative purposes and to both the General Counsel and the Committee for other purposes; provided, however, that the Corporate Governance Officer shall at all times have unrestricted access to the Committee or any member of the Committee or the Board for any purpose he or she shall deem appropriate.
      Proxy Statement Report. The Committee shall consider rendering (but shall not be required to render) a report on the Committee’s activities and achievements for inclusion in the Company’s proxy statements.
Delegation of Authority
      The Committee may delegate authority to one or more members or subcommittees when deemed appropriate, provided that the actions of any such members or subcommittees shall be reported to the full Committee no later than at its next scheduled meeting.
Counsel and Other Advisors; Company Funding Obligations
      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain and terminate the retention of independent legal counsel or other advisors to assist the Committee in carrying out its responsibilities, including any search or similar firm retained to identify candidates for election as director, as discussed above. The Company shall provide for appropriate funding, as determined by the Committee, to pay any such counsel or other advisors retained by the Committee, as well as any search or similar firms retained by the Committee to identify candidates for election as director and any consulting firm retained to assist in the evaluation of non-employee director compensation.
Meetings; Executive Sessions
      The Committee shall meet as often as it deems necessary. The Committee shall meet periodically in executive sessions, with or without such officers or other employees of the Company, counsel to the Company, counsel or other advisors to the Committee, or other parties, as the Committee may determine. Meeting agendas will be prepared and provided in advance to the Committee, together with appropriate briefing materials.
Reports to the Board; Minutes
      The Committee shall make regular reports to the Board regarding the Committee’s activities. Minutes of the meetings and other actions of the Committee shall be prepared and submitted for approval by the Committee and shall be furnished to the Board at regular intervals.
Committee Self-Assessment
      The Committee shall conduct an annual self-assessment of its performance with respect to its purposes and the authority and responsibilities set forth in this Charter. The results of the self-assessment shall be reported to the Board.
Committee Charter
      This Charter shall be subject to review and approval by the Board. The Committee shall review this Charter annually and adopt any changes deemed appropriate, subject to approval by the Board.

EXHIBIT E
COMPUTER ASSOCIATES INTERNATIONAL, INC.
CHANGE IN CONTROL SEVERANCE POLICY
      Purpose. The purpose of the Computer Associates International, Inc. Change in Control Severance Policy (the “Policy”) is to secure the continued services of certain senior executives of the Company and to ensure their continued dedication to their duties in the event of any threat or occurrence of a Change in Control (as defined in Section 2).
      Definitions. As used in this Policy, the following terms shall have the respective meanings set forth below:
      “Annual Performance Bonus” means the annual cash bonus awarded under the Company’s incentive plan, as in effect from time to time (as of the date of adoption of this Policy the “annual performance bonus” within the meaning of Section 4.4 of the Company’s 2002 Incentive Plan, amended and restated effective as of March 31, 2004 (the “Company Incentive Plan”)).
      “Base Salary” means the higher of (i) the Participant’s highest annual rate of base salary during the twelve-month period immediately prior to the Participant’s Date of Termination or (ii) the average of the Participant’s annual base salary earned during the past three (3) completed fiscal years of the Company immediately preceding the Participant’s Date of Termination (annualized in the event the Participant was not employed by the Company (or its affiliates) for the whole of any such fiscal year).
      “Board” means the Board of Directors of the Company and, after a Change in Control, the “board of directors” of the Parent Corporation or Surviving Corporation, as the case may be, as defined for purposes of Section 2(f).
      “Bonus Amount” means the higher of (i) the Participant’s target Annual Performance Bonus for the fiscal year in which the Participant’s Date of Termination occurs (or if the Participant’s Qualifying Termination is on account of Good Reason pursuant to a reduction in a Participant’s compensation or compensation opportunity under Section 2(k)(ii), the Participant’s target Annual Performance Bonus for the prior fiscal year if higher) or (ii) the average of the Annual Performance Bonuses earned by the Participant from the Company (or its affiliates) during the last three (3) completed fiscal years of the Company (or such shorter period of time during which the Participant was employed by the Company) immediately preceding the Participant’s Date of Termination (annualized in the event the Participant was not employed by the Company (or its affiliates) for the whole of any such fiscal year).
      “Cause” means (i) the willful and continued failure of the Participant to perform substantially his duties with the Company (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness or any such failure subsequent to the Participant being delivered a notice of termination without Cause by the Company or delivering a notice of termination for Good Reason to the Company) after a written demand for substantial performance is delivered to the Participant by or on behalf of the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties, (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Company or its affiliates, (iii) the engaging by the Participant in conduct or misconduct that materially harms the reputation or financial position of the Company, (iv) the Participant (x) obstructs or impedes, (y) endeavors to influence, obstruct or impede or (z) fails to materially cooperate with, an Investigation, (v) the Participant withholds, removes, conceals, destroys, alters or by other means falsifies any material which is requested in connection with an Investigation, or attempts to do so or solicits another to do so, (vi) the commission of a felony by the Participant or (vii) the Participant is found liable in any SEC or other civil or criminal securities law action or enters into any cease and desist orders with respect to such action regardless of whether the Participant admits or denies liability. For purposes of this paragraph (d), no act or failure to act by the Participant shall be considered “willful” unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company or its affiliates. Any act, or failure to act, in accordance with authority duly given by the Board, based upon the advice of counsel for the Company (including counsel employed by the Company) shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. Cause shall not exist unless and until the Company has delivered to the Participant a copy of a resolution duly adopted by three-quarters (3/4) of the entire Board (excluding the Participant from both the numerator and denominator if the Participant is a Board member) at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board an event set forth in clauses (i), (ii), (iii), (iv), (v), (vi) or (vii) has occurred and specifying the particulars thereof in detail.
      “Change in Control” means the occurrence of any one of the following events:

individuals who, on the effective date of the Policy, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Policy whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote generally in the election of directors (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), (E) pursuant to any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (F) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control under this paragraph (ii);

the consummation of a merger, consolidation, statutory share exchange, reorganization, sale of all or substantially all the Company’s assets or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) at least 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving

Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction” and any Business Combination which does not satisfy all of the criteria specified in (A) (B) and (C) shall be deemed a “Qualifying Transaction”); or

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company or its affiliates which reduces the number of Company Voting Securities outstanding; provided, that if after the consummation of such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur. For purposes of this Change in Control definition, “corporation” shall include any limited liability company, partnership, association, business trust and similar organization, “board of directors” shall refer to the ultimate governing body of such organization and “director” shall refer to any member of such governing body.
      “Company” means Computer Associates International, Inc.
      “Date of Termination” means (i) the effective date on which the Participant’s employment by the Company terminates as specified in a prior written notice by the Company or the Participant, as the case may be, to the other, delivered pursuant to Section 9 or (ii) if the Participant’s employment by the Company terminates by reason of death, the date of death of the Participant.
      “Disability” shall mean long-term disability under the terms of Company’s long-term disability plan, as then in effect.
      “Equity Incentive Compensation” means all equity-based compensation (including stock options and restricted stock) awarded under the Company’s incentive plan, as in effect from time to time (as of the date of adoption of this Policy the “restricted stock,” “stock options” and “other equity-based awards” within the meaning of Sections 4.5, 4.6 and 4.7, respectively, of the Company Incentive Plan).
      “Good Reason” means, without the Participant’s express written consent, the occurrence of any of the following events after a Change in Control:

any change in the duties, responsibilities or status (including reporting responsibilities) of the Participant that is inconsistent in any material and adverse respect with the Participant’s position(s), duties, responsibilities or status with the Company immediately prior to such Change in Control (including any material and adverse diminution of such duties or responsibilities); provided, however, that Good Reason shall not be deemed to occur upon a change in duties, responsibilities (other than reporting responsibilities) or status that is solely and directly a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this Section 2(k) or (B) a material and adverse change in the Participant’s titles or offices (including, if applicable, membership on the Board) with the Company as in effect immediately prior to such Change in Control;

a more than 10% reduction by the Company in the Participant’s rate of annual base salary or Annual Performance Bonus, Long-Term Performance Bonus or Equity Incentive Compensation target opportunities (including any material and adverse change in the formula for such targets) as in effect immediately prior to such Change in Control;

the failure of the Company to (A) continue in effect any significant employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which the Participant is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect the Participant’s participation in or materially reduce the Participant’s benefits under any such plan, unless the Participant is permitted to participate in other plans providing the Participant with substantially equivalent benefits in the aggregate (at substantially equivalent or lower cost with respect to welfare benefit plans), or (B) provide the Participant with paid vacation in accordance with the most favorable vacation policies of the Company as in effect for the Participant immediately prior to such Change in Control (including the crediting of all service for which the Participant had been credited under such vacation policies prior to the Change in Control); or

the failure of the Company to obtain the assumption of the Company’s obligations hereunder from any successor as contemplated in Section 8(b).
      An isolated, insubstantial and inadvertent action taken in good faith and which is remedied by the Company within ten (10) days after receipt of notice thereof given by the Participant shall not constitute Good Reason. The Participant’s right to terminate employment for Good Reason shall not be affected by the Participant’s incapacities due to mental or physical illness and the Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any event or condition constituting Good Reason.
      “Home Country” shall mean a Participant’s country of residence immediately before the Participant commenced employment with the Company.
      “Investigation” means an investigation authorized by the Board, a self-regulatory organization empowered with self-regulatory responsibilities under federal or state laws or a governmental department or agency.
      “Long-Term Performance Bonus” means the long-term bonus awarded under the Company’s incentive plan, as in effect from time to time (as of the date of adoption of this Policy the “long-term performance bonus” within the meaning of Section 4.5 of the Company Incentive Plan).
      “Participant” means each of the senior executives of the Company who are selected by the Board for coverage by this Policy and identified on Schedules A, B and C from time to time.
      “Potential Change in Control” means the execution or entering into of any agreement by the Company the consummation of which can be expected to be a Qualifying Transaction.
      “Qualifying Termination” means a termination of the Participant’s employment (i) by the Company other than for Cause or (ii) by the Participant for Good Reason. Termination of the Participant’s employment on account of death, Disability or Retirement shall not be treated as a Qualifying Termination. Notwithstanding the preceding sentence, the death of the Participant after notice of termination for Good Reason or without Cause has been validly provided shall be deemed to be a Qualifying Termination.
      “Retirement” means the Participant’s mandatory retirement (not including any mandatory early retirement) in accordance with the Company’s retirement policy generally applicable to its salaried employees, as in effect immediately prior to the Change in Control, or in accordance with any retirement arrangement established with respect to the Participant with the Participant’s written consent.
      “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors (or members of any similar governing body) or in which the Company has the right to receive 50% or more of the distribution of profits or 50% of the assets or liquidation or dissolution.
      “Termination Period” means the period of time beginning with a Change in Control and ending two (2) years following such Change in Control. Notwithstanding anything in this Policy to the contrary, if (i) the Participant’s employment is terminated prior to a Change in Control (or, if applicable, a Potential Change of Control) for reasons that would have constituted a Qualifying Termination if they had occurred following a

Change in Control; (ii) the Participant reasonably demonstrates that such termination (or Good Reason event) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control; and (iii) a Change in Control (or a Potential Change in Control) involving such third party (or a party competing with such third party to effectuate a Change in Control) does occur within six (6) months from the date of such termination (or, in the case of a Potential Change in Control, such Potential Change in Control occurs within three (3) months of such termination), then for purposes of this Policy, the date immediately prior to the date of such termination of employment or event constituting Good Reason shall be treated as a Change in Control. For purposes of determining the timing of payments and benefits to the Participant under Section 4, the date of the actual Change in Control (or, if applicable, the Potential Change of Control) shall be treated as the Participant’s Date of Termination under Section 2(h), and for purposes of determining the amount of payments and benefits owed to the Participant under Section 4, the date the Participant’s employment is actually terminated shall be treated as the Participant’s Date of Termination under Section 2(h).
      Eligibility. The Board shall determine in its sole discretion which senior executives of the Company shall be Participants and whether a Participant shall be listed on Schedule A, B or C, and the Board may remove the name of any senior executive from Schedule A, B or C and participation in this Policy at any time in its sole discretion; provided, however, that a Participant may not be removed from Schedule A, B or C without his or her prior written consent within the two-year period after a Change in Control or within the period of time beginning on a date three (3) months prior to a Potential Change in Control and ending on the termination of the agreement that constituted the Potential Change in Control. The Board may delegate its authority to identify the Participants on Schedule A, B or C and to remove a Participant from Schedule A, B or C to the Compensation and Human Resource Committee (or any successor committee) of the Board.
      Payments Upon Termination of Employment. If during the Termination Period the employment of the Participant is terminated pursuant to a Qualifying Termination, then, subject to the Participant’s execution of a Separation Agreement and Release in the form attached to this Policy as Exhibit A (the “Separation Agreement and Release”), the Company shall provide to the Participant:

within ten (10) days following the Date of Termination (or, if later, the execution by the Participant of the Separation Agreement and Release), a lump sum cash payment equal to the result of multiplying (i) the sum of (A) the Participant’s Base Salary, plus (B) the Participant’s Bonus Amount by (ii) either 2.99 for a Participant identified on Schedule A, or 2.00 for a Participant identified on Schedule B or 1.00 for a Participant identified on Schedule C; and

within ten (10) days following the Date of Termination (or, if later, the execution by the Participant of the Separation Agreement and Release), a cash payment equal to the Participant’s target Annual Performance Bonus for the fiscal year in which the Participant’s Date of Termination occurs, multiplied by a fraction the numerator of which shall be the number of days the Participant was employed by the Company during the fiscal year in which the Date of Termination occurred and the denominator of which is 365; and

within ten (10) days following the Date of Termination (or, if later, the execution by the Participant of the Separation Agreement and Release), a cash payment equal to the Participant’s target Long-Term Performance Bonus for any incomplete performance cycle(s) as of the Participant’s Date of Termination, multiplied by a fraction the numerator of which shall be the number of days the Participant was employed by the Company during the applicable performance cycle and the denominator of which shall be the total number of days in the performance cycle; and

within ten (10) days following the Date of Termination (or, if later, the execution by the Participant of the Separation Agreement and Release), a cash payment equal to the Company’s monthly premium cost of health care for Participant and/or the Participant’s family at the Date of Termination, multiplied by eighteen (18); and

for a period of one (1) year following the Participant’s Date of Termination, the Company shall make outplacement services available to the Participant in accordance with its outplacement policy in effect immediately before the Change in Control (or if no such policy is in effect, the Participant may choose a provider of outplacement services, provided that the total cost of such outplacement services for the Participant shall not exceed $10,000 USD); and

if on the Date of Termination the Participant is working in a country other than the Participant’s Home Country and the Participant wishes to relocate to such Participant’s Home Country within one (1) year following the Date of Termination, the Company shall provide relocation benefits to the Participant and his or her dependants in accordance with the Company’s relocation program as in effect immediately before the Change in Control (or if no such program is in effect, the Company shall reimburse the Participant for reasonable relocation benefits incurred by the Participant and his or her dependants in returning to the Participant’s Home Country to the extent that such costs do not exceed $75,000 USD); and

to the extent provided in Appendix A, if the Participant is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Excise Tax”), a gross-up payment in accordance with the provisions of Appendix A.

      Except as otherwise expressly provided pursuant to this Policy, this Policy shall be construed and administered in a manner which avoids duplication of compensation and benefits which may be provided under any other plan, program, policy, or other arrangement or individual contract. In the event a Participant is covered by any other plan, program, policy, individually negotiated agreement or other arrangement, in effect as of his or her Date of Termination, that may duplicate the payments and benefits provided for in this Section 4, the Board is specifically empowered to reduce or eliminate the duplicative benefits provided for under the Policy.
      Withholding Taxes. The Company may withhold from all payments due to the Participant (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.
      Reimbursement of Expenses. Except as provided in Section 16(a) of a Participant’s Employment and Confidentiality Agreement, if any contest or dispute shall arise under this Policy involving termination of a Participant’s employment with the Company or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse the Participant on a current basis for all reasonable legal fees and related expenses, if any, incurred by the Participant in connection with such contest or dispute (regardless of the result thereof), together with interest in an amount equal to the prime rate as reported in The Wall Street Journal, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue thirty (30) days from the date the Company receives the Participant’s statement for such fees and expenses through the date of payment thereof, regardless of whether or not the Participant’s claim is upheld by a court of competent jurisdiction or an arbitration panel; provided, however, that the Participant shall be required to repay immediately any such amounts to the Company to the extent that a court or an arbitration panel issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced by the Participant in bad faith.
      Scope of Policy. Nothing in this Policy shall be deemed to entitle the Participant to continued employment with the Company or its Subsidiaries, and if a Participant’s employment with the Company shall terminate prior to a Change in Control, the Participant shall have no further rights under this Policy (except as otherwise provided hereunder); provided, however, that any termination of a Participant’s employment during the Termination Period shall be subject to all of the provisions of this Policy.
      Successors; Binding Agreement.
      This Policy shall not be terminated by any Business Combination. In the event of any Business Combination, the provisions of this Policy shall be binding upon the Surviving Corporation, and such Surviving Corporation shall be treated as the Company hereunder.

      The Company agrees that in connection with any Business Combination, it will cause any successor entity to the Company unconditionally to assume all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such Business Combination that constitutes a Change in Control, shall be a breach of this Policy and shall constitute Good Reason hereunder and shall entitle the Participant to compensation and other benefits from the Company in the same amount and on the same terms as the Participant would be entitled hereunder if the Participant’s employment were terminated following a Change in Control by reason of a Qualifying Termination. For purposes of implementing the foregoing, the date on which any such Business Combination becomes effective shall be deemed the date Good Reason occurs, and shall be the Date of Termination if requested by a Participant.
      The benefits provided under this Policy shall inure to the benefit of and be enforceable by the Participant’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Participant shall die while any amounts would be payable to the Participant hereunder had the Participant continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Policy to such person or persons appointed in writing by the Participant to receive such amounts or, if no person is so appointed, to the Participant’s estate.
      Notice. For purposes of this Policy, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five (5) days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed as follows:
      If to the Participant: the address listed as the Participant’s address in the Company’s personnel files.
      If to the Company:

Computer Associates International, Inc.
Attention: Corporate Secretary
One Computer Associates Plaza
Islandia, NY 11749
or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
      A written notice of the Participant’s Date of Termination by the Company or the Participant, as the case may be, to the other, shall (i) indicate the specific termination provision in this Policy relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant’s employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than fifteen (15) nor more than sixty (60) days after the giving of such notice). The failure by the Participant or the Company to set forth in such notice any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Participant or the Company hereunder or preclude the Participant or the Company from asserting such fact or circumstance in enforcing the Participant’s or the Company’s rights hereunder.
      Full Settlement; Resolution of Disputes and Costs.
      The Company’s obligation to make any payments provided for in this Policy and otherwise to perform its obligations hereunder shall be in lieu and in full settlement of all other severance payments to the Participant under any other severance or employment agreement between the Participant and the Company, and any severance plan of the Company. In no event shall the Participant be obligated to seek other employment or take other action by way of mitigation of the amounts payable to the Participant under any of the provisions of this Policy and, except as provided in the Separation Agreement and Release, such amounts shall not be reduced whether or not the Participant obtains other employment.
      Any dispute or controversy arising under or in connection with this Policy shall be settled exclusively by arbitration in New York by three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) then in effect. One arbitrator shall be selected by the Company, the other by the Participant and the third jointly by these arbitrators (or if they are unable to agree within thirty (30) days of the commencement of arbitration the third arbitrator will be appointed by the AAA). Judgment may be entered on the arbitrators’ award in any court having jurisdiction. In the event of any such dispute or controversy arising during a Termination Period, the Company shall bear all costs and expenses arising in connection with any arbitration proceeding on the same terms as set forth in Section 6 of this Policy. Notwithstanding anything in this Policy to the contrary, any court, tribunal or arbitration panel that adjudicates any dispute, controversy or claim arising between a Participant and the Company, or any of their delegates or successors, in respect of a Participant’s Qualifying Termination, will apply a de novo standard of review to any determinations made by such person. Such de novo standard shall apply notwithstanding the grant of full discretion hereunder to any such person or characterization of any such decision by such person as final, binding or conclusive on any party.
      Employment with Subsidiaries. Employment with the Company for purposes of this Policy shall include employment with any Subsidiary.
      Survival. The respective obligations and benefits afforded to the Company and the Participant as provided in Sections 4 (to the extent that payments or benefits are owed as a result of a termination of employment that occurs during the term of this Policy) 5, 6, 8(c) and 10 shall survive the termination of this Policy.
      GOVERNING LAW; VALIDITY. THE INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS POLICY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLE OF CONFLICTS OF LAWS, AND APPLICABLE FEDERAL LAWS. THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS POLICY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS POLICY, WHICH OTHER PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT.
      Amendment and Termination. The Board may amend or terminate the Policy at any time; provided, however, that during the period commencing on a Change in Control and ending on the second anniversary of the Change in Control, the Policy may not be amended or terminated by the Board in any manner which is materially adverse to the interests of any Participant then listed on Schedule A, B or C without the prior written consent of such Participant; provided, further, that any termination or amendments to the Policy that are adverse to the interests of any Participant then listed on Schedule A, B or C, and that occur during the period of time beginning on a date three (3) months prior to a Potential Change in Control and ending on the termination of the agreement that constituted the Potential Change in Control, shall be void.
      Interpretation and Administration. The Policy shall be administered by the Board. The Board may delegate any of its powers under the Policy to the Compensation and Human Resource Committee of the Board (or any successor committee). The Board or the Compensation and Human Resource Committee (or any successor committee) shall have the authority (i) to exercise all of the powers granted to it under the Policy, (ii) to construe, interpret and implement the Policy, (iii) to prescribe, amend and rescind rules and regulations relating to the Policy, (iv) to make all determinations necessary or advisable in administration of the Policy and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Policy. Actions of the Board or the Compensation and Human Resource Committee (or any successor committee) shall be taken by a majority vote of its members.
      Claims and Appeals. Participants may submit claims for benefits by giving notice to the Company pursuant to Section 9 of this Policy. If a Participant believes that he or she has not received coverage or benefits to which he or she is entitled under the Policy, the Participant may notify the Board in writing of a claim for coverage or benefits. If the claim for coverage or benefits is denied in whole or in part, the Board shall notify the applicant in writing of such denial within thirty (30) days (which may be extended to sixty (60) days under special circumstances), with such notice setting forth: (i) the specific reasons for the denial; (ii) the Policy provisions upon which the denial is based; (iii) any additional material or information necessary for the applicant to perfect his or her claim; and (iv) the procedures for requesting a review of the denial. Upon a denial of a claim by the Board, the Participant may: (i) request a review of the denial by the

Board or, where review authority has been so delegated, by such other person or entity as may be designated by the Board for this purpose; (ii) review any Policy documents relevant to his or her claim; and (iii) submit issues and comments to the Board or its delegate that are relevant to the review. Any request for review must be made in writing and received by the Board or its delegate within sixty (60) days of the date the applicant received notice of the initial denial, unless special circumstances require an extension of time for processing. The Board or its delegate will make a written ruling on the applicant’s request for review setting forth the reasons for the decision and the Policy provisions upon which the denial, if appropriate, is based. This written ruling shall be made within thirty (30) days of the date the Board or its delegate receives the applicant’s request for review unless special circumstances require an extension of time for processing, in which case a decision will be rendered as soon as possible, but not later than sixty (60) days after receipt of the request for review. All extensions of time permitted by this Section 16 will be permitted at the sole discretion of the Board or its delegate. If the Board does not provide the Participant with written notice of the denial of his or her appeal, the Participant’s claim shall be deemed denied.
      Type of Policy. This Policy is intended to be, and shall be interpreted as an unfunded employee welfare plan under Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and Section 2520.104-24 of the Department of Labor Regulations, maintained primarily for the purpose of providing employee welfare benefits, to the extent that it provides welfare benefits, and under Sections 201, 301 and 401 of ERISA, as a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation, to the extent that it provides such compensation, in each case for a select group of management or highly compensated employees.
      Nonassignability. Benefits under the Policy may not be assigned by the Participant. The terms and conditions of the Policy shall be binding on the successors and assigns of the Company.
      Effective Date. The Policy shall be effective as of October 18, 2004.

Schedule A
to Computer Associates International, Inc.
Change in Control Severance Policy
(2.99 Multiple)
Chief Executive Officer (John A. Swainson)
Executive Vice President and Chief Operating Officer (Jeff Clarke)
Chief Financial Officer (Robert W. Davis)
[Employees may be added or eliminated from time to time]

Schedule B
to Computer Associates International, Inc.
Change in Control Severance Policy
(2.00 Multiple)
Executive Vice President, General Counsel and Corporate Secretary (Kenneth V. Handal)
Executive Vice President of Product Development and Research (Mark J. Barrenechea)
Executive Vice President of Partner Advocacy and Indirect Sales (Gary Quinn)
Executive Vice President of Worldwide Sales (Gregory W. Corgan)
[Employees may be added or eliminated from time to time]

Schedule C
to Computer Associates International, Inc.
Change in Control Severance Policy
(1.00 Multiple)
Executive Vice President of Products (Russell Artzt)
Senior Vice President of CA Technology Services (Una O’Neill)
Senior Vice President and Chief Technology Officer (Yogesh K. Gupta)
George J. Fischer (Senior Vice President & General Manager, North America)
John Ruthven (Senior Vice President & General Manager, Asia/ Pacific/ Japan)
Andrew M. Dutton (Senior Vice President & General Manager, Europe/ Middle East/ Africa)
[Employees may be added or eliminated from time to time]

Appendix A
to Computer Associates International, Inc.
Change in Control Severance Policy
Additional Reimbursement Payments by the Company
      (a) Anything in this Policy to the contrary notwithstanding, in the event it shall be determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) or any entity which effectuates a Change in Control (or any of its affiliated entities) to or for the benefit of the Participant (whether pursuant to the terms of this Policy or otherwise, but determined without regard to any additional payments required under this Appendix A) (the “Payments”) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), or any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the Company shall pay to the Participant an additional payment (a “Reimbursement Payment”) in an amount such that after payment by the Participant of all taxes (including any Excise Tax) imposed upon the Reimbursement Payment, the Participant retains an amount of the Reimbursement Payment equal to the Excise Tax imposed upon the Payments. For purposes of determining the amount of the Reimbursement Payment, the Participant shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Reimbursement Payment is to be made and (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Reimbursement Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.
      Notwithstanding the foregoing provisions of this Appendix A, if it shall be determined that the Participant is entitled to a Reimbursement Payment, but that the Payments would not be subject to the Excise Tax if the Payments were reduced by an amount that is no more than 10% of the portion of the Payments that would be treated as “parachute payments” under Section 280G of the Code, then the amounts payable to the Participant under this Policy shall be reduced (but not below zero) to the maximum amount that could be paid to the Participant without giving rise to the Excise Tax (the “Safe Harbor Cap”), and no Reimbursement Payment shall be made to the Participant. The reduction of the amounts payable hereunder, if applicable, shall be made by reducing first the payments under Section 4(a), unless an alternative method of reduction is elected by the Participant. For purposes of reducing the Payments to the Safe Harbor Cap, only amounts payable under this Policy (and no other Payments) shall be reduced. If the reduction of the amounts payable hereunder would not result in a reduction of the Payments to the Safe Harbor Cap, no amounts payable under this Policy shall be reduced pursuant to this provision.
      (b) Subject to the provisions of Paragraph (a), all determinations required to be made under this Appendix A, including whether and when a Reimbursement Payment is required, the amount of such Reimbursement Payment, the amount of any Option Redetermination (as defined below), the reduction of the Payments to the Safe Harbor Cap and the assumptions to be utilized in arriving at such determinations, shall be made by a public accounting firm that is retained by the Company as of the date immediately prior to the Change in Control (the “Accounting Firm”) which shall provide detailed supporting calculations both to the Company and the Participant within fifteen (15) business days of the receipt of notice from the Company or the Participant that there has been a Payment, or such earlier time as is requested by the Company (collectively, the “Determination”). For the avoidance of doubt, the Accounting Firm may use the Option Redetermination amount in determining the reduction of the Payments to the Safe Harbor Cap. Notwithstanding the foregoing, in the event (i) the Board shall determine prior to the Change in Control that the Accounting Firm is precluded from performing such services under applicable auditor independence rules or (ii) the Audit and Compliance Committee of the Board determines that it does not want the Accounting Firm to perform such services because of auditor independence concerns or (iii) the Accounting Firm is serving as accountant or auditor for the person(s) effecting the Change in Control, the Board shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company, and the Company shall enter into any agreement reasonably requested by the Accounting Firm in connection with the performance of the services hereunder. The Reimbursement Payment under this Appendix A with respect to any Payments shall be made no later than thirty (30) days following such Payment. If the Accounting Firm determines that no Excise Tax is payable by a Participant, it shall furnish the Participant with a written opinion to such effect, and to the effect that failure to report the Excise Tax, if any, on the Participant’s applicable federal income tax return will not result in the imposition of a negligence or similar penalty. In the event the Accounting Firm determines that the Payments shall be reduced to the Safe Harbor Cap, it shall furnish the Participant with a written opinion to such effect. The Determination by the Accounting Firm shall be binding upon the Company and the Participant.
      As a result of the uncertainty in the application of Section 4999 of the Code at the time of the Determination, it is possible that Reimbursement Payments which will not have been made by the Company should have been made (“Underpayment”) or Reimbursement Payments are made by the Company which should not have been made (“Overpayment”), consistent with the calculations required to be made hereunder. In the event the amount of the Reimbursement Payment is less than the amount necessary to reimburse the Participant for the Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) shall be promptly paid by the Company to or for the benefit of the Participant. In the event the amount of the Reimbursement Payment exceeds the amount necessary to reimburse the Participant for the Excise Tax, the Accounting Firm shall determine the amount of the Overpayment that has been made and any such Overpayment (together with interest at the rate provided in Section 1274(b)(2) of the Code) shall be promptly paid by the Participant (to the extent the Participant has received a refund if the applicable Excise Tax has been paid to the Internal Revenue Service) to or for the benefit of the Company. The Participant shall cooperate, to the extent his or her expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax. In the event that the Company makes a Reimbursement Payment to the Participant and subsequently the Company determines that the value of any accelerated vesting of stock options held by the Participant shall be redetermined within the context of Treasury Regulation §1.280G-1 Q/ A 33 (the “Option Redetermination”), the Participant shall (i) file with the Internal Revenue Service an amended federal income tax return that claims a refund of the overpayment of the Excise Tax attributable to such Option Redetermination and (ii) promptly pay the refunded Excise Tax to the Company; provided that the Company shall pay all reasonable professional fees incurred in the preparation of the Participant’s amended federal income tax return. If the Option Redetermination occurs in the same year that the Reimbursement Payment is included in the Participant’s taxable income, then in addition to returning the refund to the Company, the Participant will also promptly return to the Company any tax benefit realized by the return of such refund and the return of the additional tax benefit payment (all determinations pursuant to this sentence shall be made by the Accounting Firm). In the event that amounts payable to the Participant under this Policy were reduced pursuant to the second paragraph of Paragraph (a) and subsequently the Participant determines there has been an Option Redetermination that reduces the value of the Payments attributable to such options, the Company shall promptly pay to the Participant any amounts payable under this Policy that were not previously paid solely as a result of the second paragraph of Paragraph (a) up to the Safe Harbor Cap.

Exhibit A
to Computer Associates International, Inc.
Change in Control Severance Policy
FORM OF CIC SEPARATION AGREEMENT AND RELEASE
(HEREIN “AGREEMENT”)
      Computer Associates International, Inc. (the “Company”) and                     (“Executive”) agree as follows:

Executive’s employment with the Company will terminate effective [Date].

Executive agrees to make himself reasonably available to the Company to respond to requests by the Company for information concerning litigation, regulatory inquiry or investigation, involving facts or events relating to the Company that may be within his knowledge. Executive will cooperate fully with the Company in connection with any and all future litigation or regulatory proceedings brought by or against the Company to the extent the Company reasonably deems Executive’s cooperation necessary. Executive will be entitled to reimbursement of reasonable out-of-pocket expenses (not including counsel fees) incurred in connection with fulfilling his obligations under this Section 2.

In consideration of Executive’s undertakings herein, the Company will pay an amount equal to $ in accordance with Section 4 of the Company’s Change in Control Severance Policy (the “CIC Severance Policy”), less required deductions (including, but not limited to, federal, state and local tax withholdings) as separation/severance pay (the “Severance Payment”). The Severance Payment will be paid in accordance with the CIC Severance Policy. Payment of the Severance Payment is contingent upon the execution of this Agreement by Executive and Executive’s compliance with all terms and conditions of this Agreement and the CIC Severance Policy. Executive agrees that if this Agreement does not become effective, the Company shall not be required to make any further payments to Executive pursuant to this Agreement or the CIC Severance Policy and shall be entitled to recover all payments already made by it (including interest thereon).

Executive understands and agrees that any amounts that Executive owes the Company, including any salary or other overpayments related to Executive’s employment with the Company, will be offset and deducted from Executive’s final paycheck from the Company. Executive specifically authorizes the Company to offset and deduct any such amounts from his final paycheck. Executive agrees and acknowledges that, to the extent the amount of Executive’s final paycheck is not sufficient to repay the full amount that Executive owes to the Company, if any, the full remaining amount owed to the Company, if any, will be offset and deducted from the amount of the Severance Payment. Executive specifically authorizes the Company to offset and deduct any such amounts from his Severance Payment.

Executive agrees that, after payment of Executive’s final paycheck on [Date] and the Severance Payment, Executive will have received all compensation and benefits that are due and owing to Executive by the Company, including but not limited to salary, vacation pay, bonus, commissions and incentive/override compensation but excluding any benefits or services provided pursuant to Sections 4(e) and 4(f) of the CIC Severance Policy.

Executive represents that he has returned to the Company all property or information, including, without limitation, all reports, files, memos, plans, lists, or other records (whether electronically stored or not) belonging to the Company or its affiliates, including copies, extracts or other documents derived from such property or information. Executive will immediately forfeit all rights and benefits under this Agreement and the CIC Severance Policy, including, without limitation, the right to receive any Severance Payment if Executive, directly or indirectly, at any time (i) discloses to any third party or entity any trade secrets or other proprietary or confidential information pertaining to the Company or any of its affiliates or uses such secrets or information without the prior written consent of the General Counsel of the Company or (ii) takes any actions or makes or publishes any statements, written or oral, or instigates, assists or participates in the making or publication of any such statements which libel, slander or disparage the Company or any of its past or present directors, officers or employees. Nothing in this Agreement shall prevent or prohibit Executive or the Company from responding to an order, subpoena, other legal process or regulatory inquiry directed to them or from providing information to or making a filing with a governmental or regulatory body. Executive agrees that upon learning of any order, subpoena or other legal process seeking information that would otherwise be prohibited from disclosure under this Agreement, he will promptly notify the Company, in writing, directed to the Company’s General Counsel. In the event disclosure is so required, Executive agrees not to oppose any action by the Company to seek or obtain a protective order or other appropriate remedy.

Executive agrees that Executive’s Employment and Confidentiality Agreement (the “Employment and Confidentiality Agreement”) shall continue to be in full force and effect, including but not limited to all non-competition and non-solicitation provisions contained therein.

Executive hereby represents that he has not filed any action, complaint, charge, grievance or arbitration against the Company or any of its affiliates in connection with any matters relating, directly or indirectly, to his employment, and covenants and agrees not to file any such action, complaint or arbitration or commence any other judicial or arbitral proceedings against the Company or any of its affiliates with respect to events occurring prior to the termination of his employment with the Company or any affiliates thereof.

Effective on [Date], the Company will cease all health benefit coverage and other benefit coverage for Executive.

      GENERAL RELEASE — Effective as of the Effective Date, and in return for the consideration set forth above, Executive agrees not to sue or file any action, claim, or lawsuit against the Company, agrees not to pursue, seek to recover or recover any alleged damages, seek to obtain or obtain any other form of relief or remedy with respect to, and cause the dismissal or withdrawal of, any lawsuit, action, claim, or charge against the Company, and Executive agrees to waive all claims and release and forever discharge the Company, its officers, directors, subsidiaries, affiliates, parents, attorneys, shareholders and employees from any claims, demands, actions, causes of action or liabilities for compensatory damages or any other relief or remedy, and obligations of any kind or nature whatsoever, based on any matter, cause or thing, relating in any way, directly or indirectly, to his employment, from the beginning of time through the Effective Date of this Agreement, whether known or unknown, fixed or contingent, liquidated or unliquidated, and whether arising from tort, statute, or contract, including, but not limited to, any claims arising under or pursuant to the California Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1871, the Civil Rights Act of 1991, the Americans with Disabilities Act, the Rehabilitation Act, the Family and Medical Leave Act of 1993, the Occupational Safety & Health Act, the Employee Retirement Income Security Act of 1974, the Older Workers Benefit Protection Act of 1990, the Worker Adjustment and Retraining Notification Act, the Fair Labor Standards Act, the Age Discrimination in Employment Act of 1967 (“ADEA”), New York State Labor Law, New York State Human Rights Law, New York Human Rights Law, and any other state, federal, city, county or local statute, rule, regulation, ordinance or order, or the national or local law of any foreign country, any claim for future consideration for employment with the Company, any claims for attorneys’ fees and costs and any employment rights or entitlement law, and any claims for wrongful discharge, intentional infliction of emotional distress, defamation, libel or slander, payment of wages, outrageous behavior, breach of contract or any duty allegedly owed to Executive, discrimination based upon race, color, ethnicity, sex, age, national origin, religion, disability, sexual orientation, or another unlawful criterion or circumstance, and any other theory of recovery. It is the intention of the parties to make this release as broad and as general as the law permits.

2

      [Executive acknowledges that he is aware of, has read, has had explained to him by his attorneys, understands and expressly waives any and all rights he has or may have under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”](6)
      Executive acknowledges that he may later discover facts different from or in addition to those which he knows or believes to be true now, and he agrees that, in such event, this Agreement shall nevertheless remain effective in all respects, notwithstanding such different or additional facts or the discovery of those facts.
      This Agreement may not be introduced in any legal or administrative proceeding, or other similar forum, except one concerning a breach of this Agreement or the CIC Severance Policy.
      Executive acknowledges that Executive has made an independent investigation of the facts, and does not rely on any statement or representation of the Company in entering into this Agreement, other than those set forth herein.
      Executive agrees that, without limiting the Company’s remedies, should he commence, continue, join in, or in any other manner attempt to assert any claim released in connection herewith, or otherwise violate in a material fashion any of the terms of this Agreement, the Company shall not be required to make any further payments to the Executive pursuant to this Agreement or the CIC Severance Policy and shall be entitled to recover all payments already made by it (including interest thereon), in addition to all damages, attorneys’ fees and costs the Company incurs in connection with Executive’s breach of this Agreement. Executive further agrees that the Company shall be entitled to the repayments and recovery of damages described above without waiver of or prejudice to the release granted by him in connection with this Agreement, and that his violation or breach of any provision of this Agreement shall forever release and discharge the Company from the performance of its obligations arising from the Agreement.
      Executive has been advised and acknowledges that he has been given forty-five (45) days to consider signing this Agreement, he has seven (7) days following his signing of this Agreement to revoke and cancel the terms and conditions contained herein, and the terms and conditions of this Agreement shall not become effective or enforceable. until the revocation period has expired (the “Effective Date”).
      Executive acknowledges that Executive has been advised hereby to consult with, and has consulted with, an attorney of his choice prior to signing this Agreement.
      Executive acknowledges that Executive has fully read this Agreement, understands the contents of this Agreement, and agrees to its terms and conditions of his own free will, knowingly and voluntarily, and without any duress or coercion.
      Executive understands that this Agreement includes a final general release, and that Executive can make no further claims against the Company or the persons listed in Section 10 of this Agreement relating in any way, directly or indirectly, to his employment. Executive also understands that this Agreement precludes Executive from recovering any damages or other relief as a result of any lawsuit, grievance, charge or claim brought on Executive’s behalf against the Company or the persons listed in Section 10 of this Agreement.
      Executive acknowledges that Executive is receiving adequate consideration (that is in addition to what Executive is otherwise entitled to) for signing this Agreement.
      This Agreement and the CIC Severance Policy constitute the complete understanding between Executive and the Company regarding the subject matter hereof and thereof. No other promises or agreements regarding the subject matter hereof and thereof will be binding unless signed by Executive and the Company.

6 Include bracketed language for California employees.

3

      Executive and the Company agree that all notices or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 9 of the CIC Severance Policy.
      Executive and the Company agree that any disputes relating to any matters covered under the terms of this Agreement shall be resolved in accordance with Section 10 of the CIC Severance Policy.
      By entering into this Agreement, the Company does not admit and specifically denies any liability, wrongdoing or violation of any law, statute, regulation or policy, and it is expressly understood and agreed that this Agreement is being entered into solely for the purpose of amicably resolving all matters of any kind whatsoever between Executive and the Company.
      In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.
      The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations.
      Unless expressly specified elsewhere in this Agreement, this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without reference to the principles of conflict of law.
      This Agreement may be executed in one or more counterparts.

Company	Executive

By:

Date:	Date:

4

EXHIBIT F
COMPUTER ASSOCIATES INTERNATIONAL, INC.
2002 INCENTIVE PLAN
Effective April 1, 2002
(Amended and Restated Effective as of March 31, 2004), as amended May 20, 2005

ARTICLE I
ESTABLISHMENT AND PURPOSE		4
1.1	Purpose	4
1.2	Effective Date; Shareholder Approval	4

ARTICLE II
DEFINITIONS		4
2.1	“Annual Performance Bonus”	4
2.2	“Award”	4
	(a) “Annual Performance Bonuses”	4
	(b) “Long-Term Performance Bonuses”	4
	(c) “Restricted Stock”	4
	(d) “Stock Options”	4
	(e) “Other Equity-Based Awards”	4
2.3	“Award Certificate”	4
2.4	“Board”	4
2.5	“Change in Control”	4
2.6	“Code”	5
2.7	“Committee”	5
2.8	“Common Stock”	5
2.9	“Company”	6
2.10	“Consultant”	6
2.11	“Disabled”	6
2.12	“Employee”	6
2.13	“Exercise Price”	6
2.14	“Fair Market Value”	6
2.15	“Fair Market Value Stock Option”	6
2.16	“GAAP”	6
2.17	“Incentive Stock Option”	6
2.18	“Key Employee”	6
2.19	“Long-Term Performance Bonus”	6
2.20	“Nonqualified Stock Option”	6
2.21	“Participant”	6
2.22	“Performance Cycle”	6
2.23	“Performance Measure”	6
2.24	“Plan”	7
2.25	“Premium-Priced Stock Option”	7
2.26	“Prior Plans”	7
2.27	“Qualified Performance Award”	7
2.28	“Qualified Performance Award Determination Period”	7
2.29	“Related Company”	7
2.30	“Reporting Person”	7
2.31	“Restricted Stock”	7
2.32	“Retirement”	8

2.33	“Rights Agreement”		8
2.34	“Shares”		8
2.35	“Stock Option”		8
2.36	“Termination of Consultancy”		8
2.37	“Termination of Employment”		8

ARTICLE III
ADMINISTRATION			8
3.1	The Committee		8
3.2	Authority of the Committee		8
3.3	Effect of Determinations		8
3.4	Delegation of Authority		9
3.5	No Liability		9

ARTICLE IV
AWARDS			9
4.1	Eligibility		9
4.2	Participation		9
4.3	Form of Awards		9
	(a)	Qualified Performance Awards	9
4.4	Annual Performance Bonuses		9
	(a)	Performance Cycles	9
	(b)	Bonus Participants	10
	(c)	Performance Measures; Targets; Payout Formula	10
	(d)	Payment of Bonuses; Certification	10
	(e)	Other Annual Performance Bonuses	10
	(f)	Form of Payment	10
	(g)	Amount of Bonus	10
4.5	Long-Term Performance Bonuses		10
	(a)	Performance Cycles	10
	(b)	Bonus Participants	11
	(c)	Performance Measures; Targets; Payout Formula	11
	(d)	Payment of Bonuses; Certification	11
	(e)	Other Long-Term Performance Bonuses	11
	(f)	Form of Payment	11
	(g)	Amount of Bonus	11
4.6	Restricted Stock		11
	(a)	Performance Cycles	12
	(b)	Performance Measures; Targets and Payout Formulas	12
	(c)	Committee Certification	12
	(d)	Other Restricted Stock Awards	12
	(e)	Payment of Restricted Stock	12
		(i) Vesting and Forfeiture	13
		(ii) Acceleration of Vesting	13
		(iii) Legend	13
	(f)	Amount of Restricted Stock	13

4.7	Stock Options	13
	(a) Amount of Shares	13
	(b) Exercise Price	13
	(c) Option Term	13
	(d) Timing of Exercise	13
	(e) Payment of Exercise Price	14
	(f) Incentive Stock Options	15
	(i) Eligibility	15
	(ii) Timing of Grant	15
	(iii) Amount of Award	15
	(iv) Timing of Exercise	15
	(v) Transfer Restrictions	15
	(g) No Repricing	15
4.8	Other Equity-Based Awards	15
4.9	Code Section 162(m)	16

ARTICLE V
SHARES SUBJECT TO THE PLAN; ADJUSTMENTS		16
5.1	Shares Available	16
5.2	Counting Rules	16
5.3	Adjustments	16
5.4	Consolidation, Merger or Sale of Assets	17
5.5	Fractional Shares	17

ARTICLE VI
AMENDMENT AND TERMINATION		17
6.1	Amendment	17
6.2	Termination	17

ARTICLE VII
GENERAL PROVISIONS		18
7.1	Nontransferability of Awards	18
7.2	Withholding of Taxes	18
	(a) Stock Options	18
	(b) Restricted Stock	19
7.3	Special Forfeiture Provision	19
7.4	Code Section 83(b) Elections	19
7.5	No Implied Rights	19
7.6	No Obligation to Exercise Options	19
7.7	No Rights as Stockholders	19
7.8	Indemnification of Committee	19
7.9	No Required Segregation of Assets	19
7.10	Nature of Payments	19
7.11	Securities Exchange Act Compliance	20
7.12	Governing Law; Severability	20

COMPUTER ASSOCIATES INTERNATIONAL, INC.
2002 INCENTIVE PLAN
(Amended and Restated Effective as of March 31, 2004, as amended May 20, 2005)
ARTICLE I
ESTABLISHMENT AND PURPOSE
      1.1     Purpose. The purpose of this Computer Associates International, Inc. 2002 Incentive Plan (the “Plan”) is to enable Computer Associates International, Inc. (the “Company”) to achieve superior financial performance, as reflected in the performance of its Common Stock and other key financial or operating indicators by (i) providing incentives and rewards to certain Employees and Consultants who are in a position to contribute materially to the success and long-term objectives of the Company, (ii) aiding in the recruitment and retention of Employees of outstanding ability and (iii) providing Employees and Consultants an opportunity to acquire or expand equity interests in the Company, thus aligning the interests of such Employees and Consultants with those of the Company’s shareholders. Towards these objectives, the Plan provides for the grant of Annual Performance Bonuses, Stock Options, Restricted Stock and Other Equity-Based Awards.
      1.2     Effective Date; Shareholder Approval. The Plan is effective as of April 1, 2002, subject to the approval by a vote at the Company’s 2002 Annual Meeting of Stockholders, or any adjournment of such meeting, of the holders of at least a majority of the Shares of the Company, present in person or by proxy and entitled to vote at such meeting. Any Awards granted under the Plan prior to the approval of the Plan by the Company’s shareholders, as provided herein, shall be contingent on such approval; if such approval is not obtained, the Plan shall have no effect, and any Awards granted under the Plan shall be rescinded. The Plan was subsequently amended and restated effective as of March 31, 2004.
ARTICLE II
DEFINITIONS
      For purposes of the Plan, the following terms shall have the following meanings, unless another definition is clearly indicated by particular usage and context:
      2.1     “Annual Performance Bonus” means an Award described in Section 4.4 of the Plan.
      2.2     “Award” means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Committee may establish and as set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

(a) “Annual Performance Bonuses” awarded pursuant to Section 4.4;

(b) “Long-Term Performance Bonuses” awarded pursuant to Section 4.5;

(c) “Restricted Stock” awarded pursuant to Section 4.6;

(d) “Stock Options” awarded pursuant to Section 4.7; and

(e) “Other Equity-Based Awards” awarded pursuant to Section 4.8.
      2.3     “Award Certificate” means the document issued, either in writing or by electronic means, by the Company to a Participant evidencing the grant of an Award.
      2.4     “Board” means the Board of Directors of the Company.
      2.5     “Change in Control” means the happening of any of the following events:

(a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))(a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.5; or

(b) a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute a majority of the Board; provided, however, for purposes of this Section 2.5, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual was a member of the Incumbent Board; but provided further that any such individual whose initial assumption of office occurs as a result of any actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as the result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      2.6     “Code” means the Internal Revenue Code of 1986, as amended.
      2.7     “Committee” means the Compensation and Human Resource Committee of the Board formed to act on performance-based compensation for Key Employees, or any successor committee or subcommittee of the Board which is comprised solely of two or more outside directors (within the meaning of Section 162(m)(4)(C)(i) of the Code and the applicable regulations).
      2.8     “Common Stock” means the Common Stock, $.10 par value per share, of the Company.

      2.9     “Company” means Computer Associates International, Inc.
      2.10     “Consultant” means any consultant or adviser if:

(a) the consultant or advisor renders bona fide services to the Company;

(b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.
      2.11     “Disabled” or “Disability” means permanently and totally disabled within the meaning of Section 22(e) of the Code.
      2.12     “Employee” means any individual who performs services as a common law employee for the Company or a Related Company. “Employee” shall not include any seasonal or temporary employees.
      2.13     “Exercise Price” means the price per Share, as fixed by the Committee, at which Shares may be purchased under a Stock Option. In no event shall the Exercise Price with respect to any Share subject to a Stock Option be set at a price that is less than the Fair Market Value of a Share as of the date of grant.
      2.14     “Fair Market Value” of a Share means either (a) the closing sales price of a Share as reported on the New York Stock Exchange on the applicable date, (b) if no sales of Shares are reported for such date, for the next preceding day for which such sales were reported, or (c) the fair market value of a Share determined in accordance with any other reasonable method approved by the Committee in its discretion.
      2.15     “Fair Market Value Stock Option” means a Stock Option the Exercise Price of which is set by the Committee at a price per Share equal to the Fair Market Value of a Share on the date of grant.
      2.16     “GAAP” means generally accepted accounting principles.
      2.17     “Incentive Stock Option” means a Stock Option granted under Section 4.7 of the Plan that meets the requirements of Section 422 of the Code and any regulations or rules promulgated thereunder and is designated in the Award Certificate to be an Incentive Stock Option.
      2.18     “Key Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.
      2.19     “Long-Term Performance Bonus” means an Award described in Section 4.5 of the Plan.
      2.20     “Nonqualified Stock Option” means any Stock Option granted under Section 4.7 of the Plan that is not an Incentive Stock Option.
      2.21     “Participant” means an Employee or Consultant who has been granted an Award under the Plan.
      2.22     “Performance Cycle” means a period measured by the Company’s fiscal year or years over which the level of attainment of performance of one or more Performance Measures shall be determined; provided, however, that the Committee, in its discretion, may determine to use a period that is less than a full fiscal year.
      2.23     “Performance Measure” means, with respect to any Award awarded in connection with a Performance Cycle, the business criteria selected by the Committee to measure the level of performance of the Company during such Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle any one or combination of the following Company measures, as interpreted by the Committee, which (to the extent applicable) shall be determined on a GAAP basis, either pre-tax or after-tax:

(a) Net Operating Profit After Taxes;

(b) Net Operating Profit After Taxes, Per Share;

(c) Return On Invested Capital;

(d) Total Shareholder Return

(e) Relative Total Shareholder Return (as compared against a peer group of the Company, which, unless otherwise specified by the Committee, shall be the companies comprising the Standard & Poor’s Systems Software Index, excluding the Company);

(f) Earnings Per Share;

(g) Net Income, as adjusted;

(h) Cash Flow;

(i) Cash Flow Per Share;

(j) Revenue (or any component thereof);

(k) Revenue Growth;

(l) Share Performance;

(m) Relative Share Performance;

(n) Billings Growth; and/or

(o) Customer Satisfaction.
      2.24     “Plan” means the Computer Associates International, Inc. 2002 Incentive Plan (Amended and Restated Effective as of March 31, 2004), as set forth in this document and as may be further amended from time to time.
      2.25     “Premium-Priced Stock Option” means a Stock Option the Exercise Price of which is set by the Committee at a price per Share that exceeds the Fair Market Value of a Share on the date of grant. Unless otherwise determined by the Committee and set forth in the applicable Award Certificate, the Exercise Price of a Premium-Priced Stock Option shall be based upon the average Fair Market Value of a Share over the ten trading day period ending on the date of grant.
      2.26     “Prior Plans” means the Computer Associates International, Inc. 2001 Stock Option Plan; the Computer Associates International, Inc. Year 2000 Employee Stock Purchase Plan; and the Computer Associates International, Inc. 1994 Annual Incentive Compensation Plan.
      2.27     “Qualified Performance Award” means an Annual Performance Bonus, Long-Term Performance Bonus, Restricted Stock Award or Other Equity-Based Award that is intended by the Committee to meet the requirements for “qualified performance-based compensation” within the meaning of Code section 162(m) and Treasury Regulation section 1.162-27(e).
      2.28     “Qualified Performance Award Determination Period” means the period within which Committee determinations regarding Performance Measures, targets and payout formulas in connection with Qualified Performance Awards must be made. The Qualified Performance Award Determination Period is the period beginning on the first day of a Performance Cycle and ending no later than ninety (90) days after commencement of the Performance Cycle; provided, however, that in the case of a Performance Cycle that is less than 12 months in duration, the Qualified Performance Award Determination Period shall end no later than the date on which 25% of the Performance Cycle has elapsed.
      2.29     “Related Company” means a consolidated subsidiary of the Company for purposes of reporting in the Company’s consolidated financial statements.
      2.30     “Reporting Person” means an Employee who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.
      2.31     “Restricted Stock” means Shares issued under a Long-Term Performance Bonus under Section 4.5 or under a Restricted Stock Award pursuant to Section 4.6, which are subject to such restrictions as the Committee, in its discretion, shall impose.

      2.32     “Retirement” means retirement (i) at or after age 55 with ten years of service or (ii) at or after age 65.
      2.33     “Rights Agreement” means the Rights Agreement dated June 18, 1991, as amended from time to time, between the Company and Mellon Investor Services LLC (as successor rights agent to Manufacturers Hanover Trust Company).
      2.34     “Shares” means shares of Common Stock.
      2.35     “Stock Option” means a right granted under Section 4.7 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan shall be in the form of either Incentive Stock Options or Nonqualified Stock Options.
      2.36     “Termination of Consultancy” means the date of cessation of a Consultant’s service relationship with the Company for any reason, with or without cause, as determined by the Company.
      2.37     “Termination of Employment” means the date of cessation of an Employee’s employment relationship with the Company and any Related Company for any reason, with or without cause, as determined by the Company; provided, however, that, subject to the requirements of applicable law, an Employee’s employment relationship for purposes of the Plan may be treated as continuing intact while the Employee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment with the Government). Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, an Employee’s employment relationship shall be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or if longer, so long as the Employee’s right to reemployment with the Company or a Related Company is guaranteed either by statute or by contract.
ARTICLE III
ADMINISTRATION
      3.1     The Committee. The Plan shall be administered by the Committee.
      3.2     Authority of the Committee. The Committee shall have authority, in its sole and absolute discretion and subject to the terms of the Plan, to (1) interpret the Plan; (2) prescribe such rules and regulations as it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan; (3) select Employees and Consultants to receive Awards under the Plan; (4) determine the form of an Award, the number of Shares subject to an Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award including, without limitation, the timing or conditions of exercise or vesting, and the terms of any Award Certificate; (5) determine whether Awards will be granted singly, in combination or in tandem; (6) establish and administer Performance Measures in connection with Awards, including Qualified Performance Awards granted under the Plan; (7) certify the level of performance attainment for Performance Measures in connection with Qualified Performance Awards granted under the Plan; (8) except as provided in Section 4.7(g), waive or amend any terms, conditions, restrictions or limitations of an Award; (9) in accordance with Article V, make such adjustments to the Plan (including but not limited to adjustment of the number of shares available under the Plan or any Award) and/or to any Award granted under the Plan, as may be appropriate; (10) accelerate the vesting, exercise or payment of an Award when such action or actions would be in the best interest of the Company; (11) provide for the deferred payment of Awards in Shares and the extent to which dividend equivalents shall be paid or credited with respect to such Awards; (12) determine whether Nonqualified Stock Options may be transferable to family members, a family trust or a family partnership; (13) establish such subplans as the Committee may determine to be necessary in order to implement and administer the Plan in foreign countries; and (14) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.
      3.3     Effect of Determinations. All determinations of the Committee shall be final, binding and conclusive on all persons having an interest in the Plan.

      3.4     Delegation of Authority. The Committee, in its discretion, may delegate its authority and duties under the Plan to such other individual, individuals or committee as it may deem advisable, under such conditions and subject to such limitations as the Committee may establish. Notwithstanding the foregoing, only the Committee shall have authority to grant and administer Awards to Key Employees and other Reporting Persons, to establish and certify Performance Measures and to grant Awards to any Employee who is acting as a delegate of the Committee in respect of the Plan.
      3.5     No Liability. No member of the Committee, nor any person acting as a delegate of the Committee in respect of the Plan, shall be liable for any losses incurred by any person resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted thereunder.
ARTICLE IV
AWARDS
      4.1     Eligibility. Except as otherwise provided herein with respect to a specific form of an Award, all Employees and Consultants shall be eligible to receive Awards granted under the Plan.
      4.2     Participation. The Committee, at its sole discretion, shall select from time to time Participants from those persons eligible under Section 4.1 above to receive Awards under the Plan.
      4.3     Form of Awards. Awards granted under the Plan shall be in the form of Annual Performance Bonuses, Long-Term Performance Bonuses, Restricted Stock, Stock Options, and Other Equity-Based Awards. Awards shall be in the form determined by the Committee, in its discretion, and shall be evidenced by an Award Certificate. Awards may be granted singly, in combination or in tandem with other Awards. The terms and conditions applicable to Annual Performance Bonuses shall be as set forth in Section 4.4. The terms applicable to Long-Term Performance Bonuses shall be as set forth in Section 4.5. The terms and conditions applicable to Restricted Stock shall be as set forth in Section 4.6. The terms and conditions applicable to Stock Options shall be as set forth in Section 4.7. The terms and conditions applicable to Other Equity-Based Awards shall be as set forth in Section 4.8.

(a) Qualified Performance Awards. The Committee shall designate whether an Annual Performance Bonus, Long-Term Performance Bonus, Restricted Stock Award or Other Equity-Based Award granted under the Plan is intended to constitute a Qualified Performance Award. Qualified Performance Awards under the Plan may be granted either separately, at the same time as other Awards designated as Qualified Performance Award, or at the same time as Awards that are not designated as Qualified Performance Awards; provided, however, that in no event may the payment of an Award that is not a Qualified Performance Award be contingent upon the failure to attain a specific level of performance on the Performance Measure(s) applicable to a Qualified Performance Award for the same Performance Cycle. In the event the Committee designates an Award as a Qualified Performance Award, any determinations of the Committee pertaining to Performance Measures and other terms and conditions of such Qualified Performance Award (other than a determination under Section 4.4(c)(ii), 4.5(c)(ii) or 4.6(b)(iii) to reduce the amount of an Award) shall be in writing and made within the Qualified Performance Award Determination Period.
      4.4     Annual Performance Bonuses. The Committee may grant Annual Performance Bonuses under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms and conditions as the Committee, in its discretion, may determine. An Annual Performance Bonus awarded under the Plan may, at the discretion of the Committee, be designated as a Qualified Performance Award. An Annual Performance Bonus that the Committee designates as a Qualified Performance Award shall be subject to the provisions of paragraphs (a) through (d) below.

(a) Performance Cycles. Annual Performance Bonuses designated as Qualified Performance Awards shall be awarded in connection with a 12-month Performance Cycle, which shall be the fiscal year of the Company; provided, however, that the Committee may, in its discretion, establish a Performance Cycle of less than 12 months.

(b) Bonus Participants. Within the Qualified Performance Award Determination Period, the Committee shall determine the Employees who shall be eligible to receive an Annual Performance Bonus designated as a Qualified Performance Award for such Performance Cycle.

(c) Performance Measures; Targets; Payout Formula.

(i) For each Annual Performance Bonus designated as a Qualified Performance Award, the Committee shall fix and establish, in writing, within the Qualified Performance Award Determination Period (A) the Performance Measure(s) that shall apply to such Annual Performance Bonus; (B) the target amount of such Annual Performance Bonus that shall be payable to each such Employee; and (C) subject to paragraph (g) below, the payout formula for computing the actual amount of such Annual Performance Bonus that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure(s) the minimum level of performance that must be attained during the Performance Cycle before any such Annual Performance Bonus shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of such Annual Performance Bonus that shall be payable to each such Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii) Notwithstanding anything in this paragraph (c) to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, any Annual Performance Bonus designated as a Qualified Performance Award that is payable to any Employee with respect to any given Performance Cycle, provided, however, that no such reduction shall result in an increase in the dollar amount of any such Annual Performance Bonus payable to any Key Employee.

(d) Payment of Bonuses; Certification. No Annual Performance Bonus designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.4 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

(e) Other Annual Performance Bonuses. Annual Performance Bonuses that are not Qualified Performance Awards shall be based on a Performance Cycle (which may be less than 12 months) and such Performance Measures and payout formulas (which may be the same as or different than those applicable to Annual Performance Bonuses that are designated as Qualified Performance Awards) as the Committee, in its discretion, may establish for such purposes.

(f) Form of Payment. Annual Performance Bonuses shall be paid in cash.

(g) Amount of Bonus. The maximum amount that may be paid as an Annual Performance Bonus to any one Participant during any fiscal year of the Company shall not exceed $10,000,000.
      4.5     Long-Term Performance Bonuses. The Committee may grant Long-Term Performance Bonuses under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms and conditions as the Committee, in its discretion, may determine. A Long-Term Performance Bonus awarded under the Plan may, at the discretion of the Committee, be designated as a Qualified Performance Award. A Long-Term Performance Bonus that the Committee designates as a Qualified Performance Award shall be subject to the provisions of paragraphs (a) through (d) below.

(a) Performance Cycles. Long-Term Performance Bonuses designated as Qualified Performance Awards shall be awarded in connection with a Performance Cycle, which shall be at least one fiscal year of the Company. The Committee shall determine the length of a Performance Cycle within the Qualified Performance Award Determination Period. In the event that the Committee determines that a Performance Cycle shall be a period greater than one fiscal year, a new Long-Term Performance Bonus Award may be granted and designated as a Qualified Performance Award and a new Performance Cycle may commence prior to the completion of the Performance Cycle associated with the prior Long-Term Performance Bonus Award.

(b) Bonus Participants. Within the Qualified Performance Award Determination Period, the Committee shall determine the Employees who shall be eligible to receive a Long-Term Performance Bonus designated as a Qualified Performance Award for such Performance Cycle.

(c) Performance Measures; Targets; Payout Formula.

(i) For each Long-Term Performance Bonus designated as a Qualified Performance Award, the Committee shall fix and establish, in writing, within the Qualified Performance Award Determination Period (A) the Performance Measure(s) that shall apply to such Performance Cycle; (B) the target amount of such Long-Term Performance Bonus that shall be payable to each such Employee; and (C) subject to paragraph (g) below, the payout formula for computing the actual amount of such Long-Term Performance Bonus that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure(s) the minimum level of performance that must be attained during the Performance Cycle before any such Long-Term Performance Bonus shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of such Long-Term Performance Bonus that shall be payable to each such Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii) Notwithstanding anything in this paragraph (c) to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, any Long-Term Performance Bonus designated as a Qualified Performance Award that is payable to any Employee with respect to any given Performance Cycle, provided, however, that no such reduction shall result in an increase in the dollar amount of any such Long-Term Performance Bonus payable to any Key Employee.

(d) Payment of Bonuses; Certification. No Long-Term Performance Bonus designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.5 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

(e) Other Long-Term Performance Bonuses. Long-Term Performance Bonuses that are not Qualified Performance Awards shall be based on such Performance Cycles, Performance Measures and payout formulas (which may be the same as or different than those applicable to Long Term Performance Bonuses that are designated as Qualified Performance Awards) as the Committee, in its discretion, may establish for such purposes.

(f) Form of Payment. Long-Term Performance Bonuses may be either paid in cash or the value of the Award may be settled in Shares of Restricted Stock, Fair Market Value Stock Options and/or Premium-Priced Options or any combination of the foregoing in such proportions as the Committee may, in its discretion, determine. To the extent that a Long-Term Performance Bonus is paid in Shares of Restricted Stock, Fair Market Value Stock Options and/or Premium-Priced Stock Options, the number of Shares of Restricted Stock payable and/or the number of Stock Options granted shall be based on the Fair Market Value of a Share on the date of grant, subject to such reasonable Restricted Stock discount factors and/or Stock Option valuation methodology as the Committee may, in its discretion, apply. Any Shares of Restricted Stock granted in connection with a Long-Term Performance Bonus shall be subject to the provisions of Sections 4.6(e) and (f). Any Stock Options granted in payment of a Long-Term Performance Bonus shall be subject to the provisions of Sections 4.7(a), (b), (c), (d) and (f).

(g) Amount of Bonus. Subject to Section 4.6(f), the maximum amount that may be paid as a Long-Term Performance Bonus in the form of Restricted Stock to any one Participant during any fiscal year of the Company shall not exceed $20,000,000.
      4.6     Restricted Stock. The Committee may grant Restricted Stock under the Plan to such Employees as the Committee may from time to time select, in such amounts and subject to such terms, conditions and restrictions as the Committee, in its discretion, may determine. A Restricted Stock Award may, at the discretion of the Committee, be designated as a Qualified Performance Award. A Restricted Stock Award

that the Committee designates as a Qualified Performance Award shall be subject to the provisions of paragraphs (a) through (c) below.

(a) Performance Cycles. A Restricted Stock Award designated as a Qualified Performance Award shall be awarded in connection with a Performance Cycle. Unless the Committee determines that some other period shall apply, the Performance Cycle shall be the fiscal year of the Company. In the event that the Committee determines that a Performance Cycle shall be a period greater than a 12-month period, a new Restricted Stock Award may be granted and designated as a Qualified Performance Award and a new Performance Cycle may commence prior to the completion of the Performance Cycle associated with the prior Restricted Stock Award.

(b) Performance Measures; Targets and Payout Formulas.

(i) Within the Qualified Performance Award Determination Period, the Committee shall determine the Employees who shall be eligible to receive a Restricted Stock Award designated as a Qualified Performance Award for such Performance Cycle and shall establish, in writing, the Performance Measure(s) that shall apply for such Performance Cycle.

(ii) For each Restricted Stock Award designated as a Qualified Performance Award, the Committee shall establish, in writing, within the Qualified Performance Award Determination Period (A) a target amount of Restricted Stock that shall be payable to each such Employee and (B) subject to paragraph (f) below, a payout formula for computing the actual amount of Restricted Stock that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure the minimum level of performance that must be attained during the Performance Cycle before any such Restricted Stock shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of Restricted Stock that shall be payable to each such Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

(iii) The actual amount of Restricted Stock that shall be paid to each such Employee for any given Performance Cycle under a Restricted Stock Award designated as a Qualified Performance Award shall be determined based on such Employee’s target Restricted Stock Award, the actual level of achievement of the Performance Measure(s) and the payout formula determined by the Committee pursuant to this paragraph (b) for such Performance Cycle. Notwithstanding the foregoing, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, the actual amount of any Restricted Stock Award designated as a Qualified Performance Award that is payable to any Employee with respect to any given Performance Cycle, provided, however, that no such reduction shall result in an increase in the amount of such Restricted Stock Award payable to any Key Employee.

(c) Committee Certification. No Shares of Restricted Stock payable under a Restricted Stock Award designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.6 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

(d) Other Restricted Stock Awards. Restricted Stock Awards that are not Qualified Performance Awards shall be subject to such provisions as the Committee may, in its discretion, determine, and may be granted at any time; provided, however, that to the extent that the Committee determines that a Restricted Stock Award that is not a Qualified Performance Award shall be performance-based, such Restricted Stock Award shall be awarded in connection with a Performance Cycle, applying such Performance Measures and payout formulas (which may be the same as or different than those applicable to Restricted Stock Awards designated as Qualified Performance Awards) as the Committee, in its discretion, may establish for such purposes.

(e) Payment of Restricted Stock. As soon as practicable after Restricted Stock has become payable, a certificate or certificates for all such Shares of Restricted Stock shall be registered in the name of the Participant and, at the discretion of the Company, be either (i) delivered to the Participant or (ii) held for the Participant by the Company. The Participant shall thereupon have all the rights of a stockholder with respect to such Shares, including the right to vote and receive dividends or other distributions made or paid with respect to such Shares, except that such Shares shall be subject to the vesting and forfeiture provisions of paragraph (e)(i) below. The Committee may, in its discretion, impose such restrictions on Restricted Stock as it deems appropriate. Except as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2, such Shares shall be subject to the following vesting provisions:

(i) Vesting and Forfeiture. Shares of Restricted Stock that have not yet vested shall be forfeited by a Participant upon the Participant’s Termination of Employment for any reason other than death or Disability. Shares of Restricted Stock shall vest in equal annual installments over a three-year period after the end of the applicable Performance Cycle (or date of grant, in the case of Awards that are not Qualified Performance Awards).

(ii) Acceleration of Vesting. Notwithstanding the foregoing, all Shares of Restricted Stock shall immediately vest upon a Change in Control or upon the death or Disability of the Participant.

(iii) Legend. In order to enforce any restrictions that the Committee may impose on Restricted Stock, the Committee shall cause a legend or legends setting forth a specific reference to such restrictions to be placed on all certificates for Shares of Restricted Stock. As restrictions are released, a new certificate, without the legend, for the number of Shares with respect to which restrictions have been released shall be issued and delivered to the Participant as soon as possible thereafter.

(f) Amount of Restricted Stock. The maximum aggregate number of Shares of Restricted Stock that may be issued to any one Participant under Section 4.5 and this Section 4.6 during any fiscal year of the Company shall not exceed 1,000,000 Shares, subject to adjustment as provided in Section 5.3.
      4.7     Stock Options. Stock Options granted under the Plan may, at the discretion of the Committee, be in the form of either Nonqualified Stock Options, Incentive Stock Options or a combination of the two, subject to the restrictions set forth in paragraph (e) below. Where both an a Nonqualified Stock Option and an Incentive Stock Option are granted to a Participant at the same time, such Awards shall be deemed to have been granted in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other Award. The Committee shall designate the form of the Stock Option at the time of grant and such form shall be specified in the Award Certificate. Stock Options shall be subject to the following terms and conditions:

(a) Amount of Shares. The Committee may grant Stock Options to a Participant in such amounts as the Committee may determine, subject to the limitations set forth in Section 5.1 of the Plan. The number of Shares subject to a Stock Option shall be set forth in the applicable Award Certificate.

(b) Exercise Price. Stock Options granted under the Plan shall be Fair Market Value Stock Options; except, however, that Awards of Stock Options granted to Key Employees (and such other Employees or Consultants as the Committee may from time to time select for this purpose) shall consist of such proportion of Fair Market Value Stock Options to Premium-Priced Stock Options as the Committee, in its discretion, shall determine. The Exercise Price of a Stock Option, as determined by the Committee pursuant to this Section 4.7(b), shall be set forth in the applicable Award Certificate.

(c) Option Term. Notwithstanding any provision in the Plan to the contrary, all Stock Options granted under the Plan shall lapse no later than the tenth anniversary of the date of grant.

(d) Timing of Exercise. Except as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2 to accelerate the vesting of an Award and to waive or amend any terms, conditions, limitations or restrictions of an Award, each Stock Option granted under the Plan shall be exercisable in whole or in part, subject to the following conditions, limitations and restrictions:

(i) One third of the Shares subject to a Stock Option shall first become exercisable on the one-year anniversary of the date of grant, one-third shall first become exercisable on the two-year anniversary of the date of grant and the remainder shall first become exercisable on the three-year anniversary of the date of grant;

(ii) All Stock Options subject to the Award shall become immediately exercisable upon a Change in Control;

(iii) All Stock Options granted to a Participant shall become immediately exercisable upon the death or Disability of the Participant and must be exercised, if at all, within one year after such Participant’s death or Disability, but in no event after the date such Stock Options would otherwise lapse. Stock Options of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise such Stock Options by the Participant’s will or by operation of law. In the event a Stock Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option has been transferred by the Participant’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Stock Option is or are the duly appointed executor(s) or administrator(s) of the deceased Participant or the person to whom the Stock Option has been transferred by the Participant’s will or by the applicable laws of descent and distribution;

(iv) Upon an Employee’s Retirement, all Stock Options that have not become exercisable as of the date of Retirement shall be forfeited and to the extent that Stock Options have become exercisable as of such date, such Stock Options must be exercised, if at all, within one year after Retirement; and

(v) Except as otherwise provided in Section 7.3, upon an Employee’s Termination of Employment, or a Consultant’s Termination of Consultancy, for any reason other than death, Disability or Retirement, all Stock Options that have not become exercisable as of the date of termination shall be forfeited and to the extent that Stock Options have become exercisable as of such date, such Stock Options must be exercised, if at all, within 30 days after such Termination of Employment or Termination of Consultancy.

(e) Payment of Exercise Price. The Exercise Price shall be paid in full when the Stock Option is exercised and stock certificates shall be registered and delivered only upon receipt of such payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order. In addition, at the discretion of the Committee, payment of all or a portion of the Exercise Price may be made by

(i) Delivering a properly executed exercise notice to the Company, or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds with respect to the portion of the Shares to be acquired upon exercise having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

(ii) Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months having a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid; or

(iii) any combination of the foregoing.

(f) Incentive Stock Options. Incentive Stock Options granted under the Plan shall be subject to the following additional conditions, limitations and restrictions:

(i) Eligibility. Incentive Stock Options may only be granted to Employees of the Company or a Related Company that is a subsidiary or parent corporation, within the meaning of Code Section 424, of the Company. In no event may an Incentive Stock Option be granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or such Related Company or to a Consultant.

(ii) Timing of Grant. No Incentive Stock Option shall be granted under the Plan after the 10-year anniversary of the date the Plan is adopted by the Board or, if earlier, the date the Plan is approved by the Company’s shareholders.

(iii) Amount of Award. The aggregate Fair Market Value on the date of grant of the Shares with respect to which such Incentive Stock Options first become exercisable during any calendar year under the terms of the Plan for any Participant may not exceed $100,000. For purposes of this $100,000 limit, the Participant’s Incentive Stock Options under this Plan and all Plan’s maintained by the Company and a Related Company shall be aggregated. To the extent any Incentive Stock Option first becomes exercisable in a calendar year and such limit would be exceeded, such Incentive Stock Option shall thereafter be treated as a Nonqualified Stock Option for all purposes.

(iv) Timing of Exercise. In the event that the Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than 30 days after the Participant’s Termination of Employment and such exercise occurs more than three months after such Participant has ceased being an Employee (or more than 12 months after the Participant is Disabled), such Incentive Stock Option shall thereafter be treated as a Nonqualified Stock Option for all purposes.

(v) Transfer Restrictions. In no event shall the Committee permit an Incentive Stock Option to be transferred by a Participant other than by will or the laws of descent and distribution, and any Incentive Stock Option granted hereunder shall be exercisable, during his or her lifetime, only by the Participant.

(g) No Repricing. Except as otherwise provided in Section 5.3, in no event shall the Committee decrease the Exercise Price of a Stock Option after the date of grant or cancel outstanding Stock Options and grant replacement Stock Options with a lower exercise price without first obtaining the approval of the holders of a majority of the Shares present in person or by proxy at a meeting of the Company’s shareholders and entitled to vote at such meeting.
      4.8     Other Equity-Based Awards. The Committee may, from time to time, grant Awards (other than Performance Bonuses, Restricted Stock or Stock Options) under this Section 4.8 that consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares to any Employee or Consultant. These Awards may include, among other things Shares, restricted stock options, stock appreciation rights, phantom or hypothetical Shares and Share units. The Committee shall determine, in its discretion, the terms, conditions, restrictions and limitations, if any, that shall apply to Awards granted pursuant to this Section 4.8, including whether dividend equivalents shall be credited or paid with respect to any Award, which terms, conditions, restrictions and/or limitations shall be set forth in the applicable Award Certificate.
      Other Equity Based Awards under the Plan may, in the discretion of the Committee, be designated as Qualified Performance Awards. In the event the Committee designates an Other Equity-Based Award as a Qualified Performance Award, the Committee shall condition the grant of such Other Equity-Based Award on the attainment during a Performance Cycle of specified levels of performance of one or more Performance Measures. The Performance Cycle, Performance Measure(s) and payout schedules applicable to Other Equity-Based Awards that are designated as Qualified Performance Awards shall be determined by the Committee at such time and in the manner as set out in paragraphs (a) and (b) of Section 4.6. In such case, no Other Equity-Based Award designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.8 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.
      4.9     Code Section 162(m). It is the intent of the Company that Qualified Performance Awards granted to Key Employees under the Plan satisfy the applicable requirements of Code Section 162(m) and the regulations thereunder so that the Company’s tax deduction for Qualified Performance Awards is not disallowed in whole or in part by operation of Code Section 162(m). If any provision of this Plan pertaining to Qualified Performance Awards, or any Award to a Key Employee under the Plan that the Committee designates as a Qualified Performance Award, would otherwise frustrate or conflict with such intent, that provision or Award shall be interpreted and deemed amended so as to avoid such conflict.
ARTICLE V
SHARES SUBJECT TO THE PLAN; ADJUSTMENTS
      5.1     Shares Available. The Shares issuable under the Plan shall be authorized but unissued Shares or Shares held in the Company’s treasury. Subject to adjustment in accordance with Section 5.3, the total number of Shares with respect to which Awards may be issued under the Plan may equal but shall not exceed in the aggregate 45,000,000 Shares; provided, however, that from the aggregate limit

(a) from and after the date of the 2005 annual meeting of shareholders no more than 10,000,000 shares may be issued in connection with any Award that is not a Stock Option or an Other Equity-Based Award that is in the form of a stock appreciation right with an exercise price at least equal to Fair Market Value on the date of grant; no more than 20,000,000 Shares may be issued under Incentive Stock Options during the term of the Plan; and

(b) no more than 2,000,000 Shares in the form of Stock Options and 1,000,000 Shares in the form of Restricted Stock (including Shares issued in connection with Long-Term Performance Bonuses under Section 4.5(e) and Restricted Stock Awards under Section 4.6) and Other Equity-Based Awards may be issued to any one Participant during any fiscal year of the Company, and the maximum aggregate number of Shares with respect to which Awards may be granted to any one Participant during any such fiscal year of the Company may not exceed 3,000,000 Shares.
      Notwithstanding the foregoing, any Shares that have been approved by Company shareholders for issuance under 2001 Stock Option Plan (the “2001 Plan”), but which have not been awarded under such 2001 Plan (or have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of Shares or otherwise) and which are no longer available for issuance under such 2001 Plan for any reason (including without limitation, the termination of such 2001 Plan) shall be available for issuance under this Plan in addition to the 45,000,000 Shares reserved hereunder.
      5.2     Counting Rules. For purposes of determining the number of Shares remaining available under the Plan (including Shares originally approved under the 2001 Plan, but made available for issuance under this Plan in accordance with Section 5.1), only Awards payable in Shares shall be counted. Any Shares related to Awards, which terminate by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or are settled in cash in lieu of Shares, shall be available again for issuance under the Plan. In the event Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, or in satisfaction of the withholding obligations thereunder, the Shares so tendered or withheld shall become available for issuance under the Plan. An outstanding stock appreciation right shall not be taken into account in determining the aggregate number of Shares with respect to which Stock Options may thereafter be granted. Shares that remain available for grant under Prior Plans shall not be counted towards the maximum number of shares that may be issued under this Plan as set forth in Section 5.1.
      5.3     Adjustments. In the event of a change in the outstanding Shares by reason of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, if the Committee shall determine, in its sole discretion, that, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, such transaction or event equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan, in the number or kind of Shares subject to an outstanding Award, or in the Exercise Price of a Stock Option, stock appreciation right or other Award, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes under the Plan. Notwithstanding the foregoing, no adjustments shall be made with respect to Qualified Performance Awards granted to a Key Employee to the extent such adjustment would cause the Award to fail to qualify as performance-based compensation under Section 162(m) of the Code.
      5.4     Consolidation, Merger or Sale of Assets. Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company’s assets (as an entirety) or capital stock to another person, any Award granted hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Participant would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction; provided, however, that the Committee (or, if applicable, the board of directors of the entity assuming the Company’s obligations under the Plan) shall, in its discretion, have the power to either:

(a) provide, upon written notice to Participants, that all Awards that are currently exercisable must be exercised within the time period specified in the notice and that all Awards not exercised as of the expiration of such period shall be terminated without consideration; provided, however, that the Committee (or successor board of directors) may provide, in its discretion, that, for purposes of this subsection, all outstanding Awards are currently exercisable, whether or not vested; or

(b) cancel any or all Awards and, in consideration of such cancellation, pay to each Participant an amount in cash with respect to each Share issuable under an Award equal to the difference between the Fair Market Value of such Share on such date (or, if greater, the value per Share of the consideration received by holders of Shares as a result of such merger, consolidation, reorganization or sale) and the Exercise Price.
      5.5     Fractional Shares. No fractional Shares shall be issued under the Plan. In the event that a Participant acquires the right to receive a fractional Share under the Plan, such Participant shall receive, in lieu of such fractional Share, cash equal to the Fair Market Value of the fractional Share as of the date of settlement.
ARTICLE VI
AMENDMENT AND TERMINATION
      6.1     Amendment. The Plan may be amended at any time and from time to time by the Board without the approval of shareholders of the Company, except that no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan, decreases the Exercise Price at which Stock Options may be granted or materially modifies the eligibility requirements for participation in the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.
      6.2     Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

(a) the adoption of a resolution of the Board terminating the Plan; or

(b) the 10-year anniversary of the date of the Company’s 2002 Annual Meeting of Stockholders

      No Awards shall be granted under this Plan after it has been terminated. However, the termination of the Plan shall not alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan. After the termination of the Plan, any previously granted Awards shall remain in effect and shall continue to be governed by the terms of the Plan and the applicable Award Certificate.
ARTICLE VII
GENERAL PROVISIONS
      7.1     Nontransferability of Awards. Except as otherwise provided in this Section 7.1, no Awards under the Plan shall be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, other than by will or by the laws of descent or distribution, by the Participant and no other persons shall otherwise acquire any rights therein. Nothing in the preceding sentence, however, shall bar the transfer of an Award (other than an Incentive Stock Option) to a Participant’s spouse pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code or Section 206(d) of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of a Participant, Stock Options (except for Nonqualified Stock Options that are transferable pursuant to subparagraphs (a) and (b) below) shall be exercisable only by the Participant and shall not be assignable or transferable except as provided above.

(a) In the case of a Nonqualified Stock Option, except as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2 to waive or amend any terms, conditions, limitations or restrictions of an Award, all or any part of such Nonqualified Stock Option may, subject to the prior written consent of the Committee, be transferred to one or more of a following classes of donees: family member, a trust for the benefit of a family member, a limited partnership whose partners are solely family members or any other legal entity set up for the benefit of family members. For purposes of this Section 7.1, a family member means a Participant’s spouse, children, grandchildren, parents, grandparents (natural, step, adopted, or in-laws), siblings, nieces, nephews and grandnieces and grandnephews.

(b) Except as the Committee may at any time determine, and subject to the Committee’s authority under Section 3.2 to waive or amend any terms, conditions, limitations or restrictions of an Award, any Nonqualified Stock Option transferred by a Participant pursuant to paragraph (a) above may be exercised by the transferee only to the extent such Nonqualified Stock Option would have been exercisable by the Participant had no transfer occurred. Any such transferred Nonqualified Stock Option shall be subject to all of the same terms and conditions as provided in the Plan and in the applicable Award Certificate. The Participant or the Participant’s estate shall remain liable for any withholding tax which may be imposed by any federal, state or local tax authority and the transfer of Shares upon exercise of such Nonqualified Stock Option shall be conditioned on the payment of such withholding tax. The Committee may, in its sole discretion, withhold its consent to all or a part of any transfer of a Nonqualified Stock Option pursuant to this Section 7.1 unless and until the Participant makes arrangements satisfactory to the Committee for the payment of any such withholding tax. The Participant must immediately notify the Committee, in such form and manner as required by the Committee, of any proposed transfer of a Nonqualified Stock Option pursuant to this Section and no such transfer shall be effective until the Committee consents thereto in writing.

(c) Anything in this Section 7.1 to the contrary notwithstanding, in no event may the Committee permit an Incentive Stock Option to be transferred by any Participant other than by will or the laws of descent and distribution.
      7.2     Withholding of Taxes.

(a) Stock Options. As a condition to the delivery of any Shares pursuant to the exercise of a Stock Option, the Committee may require that the Participant, at the time of such exercise, pay to the Company by cash or by certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may, however, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.7(e). In addition, the Committee may, in its discretion, permit payment of tax withholding obligations to be made by instructing the Company to withhold Shares that would otherwise be issued on exercise having a Fair Market Value on the date of exercise equal to the applicable portion of the tax withholding obligations being so paid. Notwithstanding the foregoing, in no event may any amount greater than the minimum statutory withholding obligation be satisfied by tendering or withholding Shares.

(b) Restricted Stock. The Company shall satisfy tax withholding obligations arising in connection with the release of restrictions on Shares of Restricted Stock by withholding Shares that would otherwise be available for delivery upon such release having a Fair Market Value on the date of release equal to the minimum statutory withholding obligation.

      7.3     Special Forfeiture Provision. If the Committee, in its discretion, determines and the applicable Award Certificate so provides, a Participant who, without prior written approval of the Company, enters into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) to any entity or person engaged in any business in which the Company or its affiliates is engaged which, in the sole judgment of the Company, is competitive with the Company or any subsidiary or affiliate, (i) shall forfeit all rights under any outstanding Stock Option and shall return to the Company the amount of any profit realized upon the exercise, within such period as the Committee may determine, of any Stock Option and (ii) shall forfeit and return to the Company all Shares of Restricted Stock which are not then vested or which vested but remain subject to the restrictions imposed by this Section 7.3, as provided in the Award Certificate.
      7.4     Code Section 83(b) Elections. Neither the Company, any Related Company, nor the Committee shall have any responsibility in connection with a Participant’s election, or attempt to elect, under Code Section 83(b) to include the value of a Restricted Stock Award in the Participant’s gross income for the year of payment. Any Participant who makes a Code Section 83(b) election with respect to any such Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.
      7.5     No Implied Rights. The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other right upon any Employee for the continuation of his or her employment, or upon any Consultant for the continuation of his or her consultancy, for any Performance Cycle or any other period. The Company expressly reserves the right, which may be exercised at any time and without regard to when, during a Performance Cycle or other accounting period, such exercise occurs, to discharge any individual and/or treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in the Plan.
      7.6     No Obligation to Exercise Options. The granting of a Stock Option shall impose no obligation upon the Participant to exercise such Stock Option.
      7.7     No Rights as Stockholders. A Participant granted an Award under the Plan shall have no rights as a stockholder of the Company with respect to such Award unless and until such time as certificates for the Shares underlying the Award are registered in such Participant’s name. The right of any Participant to receive an Award by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company.
      7.8     Indemnification of Committee. The Company shall indemnify, to the full extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee or a delegate of the Committee so acting.
      7.9     No Required Segregation of Assets. Neither the Company nor any Related Company shall be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.
      7.10     Nature of Payments. All Awards made pursuant to the Plan are in consideration of services for the Company or the Related Companies. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefit plans of the Company or any Related Company except as may be determined by the Board or by the board of directors of the applicable Related Company.
      7.11     Securities Exchange Act Compliance. Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. If any provision of this Plan or of any grant of an Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict.
      7.12     Governing Law; Severability. The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of New York and construed accordingly, to the extent not superseded by applicable federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

Notice: If you plan on attending the 2005 Annual Meeting,
please cut out and use the admission ticket(s) below.
No admission will be granted without an admission ticket.
Annual Meeting of Stockholders
August 24, 2005, 10:00 a.m. (Eastern Time)
Grand Ballroom
The Roosevelt Hotel
45 E 45th Street
New York, NY 10017
1-212-661-9600
PLEASE VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET, OR SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please Mark	☐
Here for Address
Change or Comments
SEE REVERSE SIDE
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4.

		FOR	WITHHOLD
1.	Election of the following director nominees to serve for the following year and until their successors are elected:	☐	☐

Nominees:
01 Kenneth D. Cron	05 Jay W. Lorsch	09 John A. Swainson
02 Alfonse M. D’Amato	06 William E. McCracken	10 Laura S. Unger
03 Gary J. Fernandes	07 Lewis S. Ranieri	11 Ron Zambonini
04 Robert E. La Blanc	08 Walter P. Schuetze

Withhold vote only from:

		FOR	AGAINST	ABSTAIN
2.	Ratification of the Company’s Change in Control Severance Policy	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2006.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Approval of Amendments to the Company’s 2002 Incentive Plan	☐	☐	☐

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET
PLEASE READ THE INSTRUCTIONS BELOW

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Date	Signature	Joint Signature	Title or Authority

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN CORPORATE NAME BY AN AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES OR GUARDIANS SHOULD GIVE THEIR TITLE WHEN SIGNING.

▲ FOLD AND DETACH HERE ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Daylight Time the day prior to the annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ca		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.ca.com

COMPUTER ASSOCIATES INTERNATIONAL, INC.
2005 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE COMPUTER ASSOCIATES BOARD OF DIRECTORS FOR THE 2005 ANNUAL
MEETING OF STOCKHOLDERS ON AUGUST 24, 2005.
     The undersigned hereby appoints Jeff Clarke and Kenneth Handal, and each of them, as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock, par value $.10 per share, of Computer Associates International, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, August 24, 2005 at 10:00 a.m. Eastern Daylight Time, at the Roosevelt Hotel, 45 East 45th Street, New York, New York, and at any adjournment or postponement thereof, upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and upon such other matters as may properly come before the Annual Meeting. I revoke any proxy previously given for the same shares of stock.
     THE SHARES REPRESENTED BY THIS PROXY, WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ON THE BACK OF THIS CARD. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC INSTRUCTIONS AS TO ANY ITEM OR ALL ITEMS, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN, FOR THE RATIFICATION OF THE COMPANY’S CHANGE IN CONTROL SEVERANCE POLICY, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, FOR THE AMENDMENTS TO THE COMPANY’S 2002 INCENTIVE PLAN, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. AT PRESENT, THE BOARD KNOWS OF NO OTHER BUSINESS WHICH WILL COME BEFORE THE MEETING.
Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
(Continued on Reverse Side. Please Sign and Date.)
Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

ADMISSION TICKET
Notice: If you plan on attending the 2005 Annual Meeting,
please use this admission ticket.
No admission will be granted without an admission ticket.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 24, 2005, 10:00 A.M. (EASTERN DAYLIGHT TIME)
GRAND BALLROOM
ROOSEVELT HOTEL
45 EAST 45TH STREET 10017
NEW YORK, NY
1-212-661-9600
Please sign, date, and return the proxy card promptly using the enclosed envelope even if you plan to attend the 2005 Annual Meeting.